    As filed with the Securities and Exchange Commission on October 31, 1997
                     Registration Nos. 33-7647 and 811-4782



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                                    FORM N-1A



            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 46

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 47


                                 Republic Funds
               (Exact Name of Registrant as Specified in Charter)

                3435 Stelzer Road, Columbus, Ohio  43219-3035
                    (Address of Principal Executive Offices)

              Registrant's Telephone Number, including Area Code:
                                 (614) 470-8000

                               George O. Martinez
                  3435 Stelzer Road, Columbus, Ohio 43219-3035
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Allan S. Mostoff, Esq.
       Dechert Price & Rhoads, 1500 K Street, N.W., Washington, DC 20005

It is proposed that this filing will become effective (check appropriate box)

[X] Immediately  upon filing pursuant to paragraph (b).

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     The Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant has filed Rule 24f-2 notices with respect to its series as follows: Republic U.S. Government Money Market Fund (for its fiscal year ended September 30, 1996) on November 26, 1996; Republic New York Tax Free Money Market Fund, Republic New York Tax Free Bond Fund, Republic Equity Fund, Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund for their fiscal years ended October 31, 1996 on December 23, 1996.

     Republic Portfolios has also executed this Registration Statement.


CROSS REFERENCE SHEET

Prospectus for REPUBLIC FUNDS: Republic Bond Fund; Republic New York Tax-Free Bond Fund (Class C Shares only); Republic Equity Fund (Class C Shares only); Republic Overseas Equity Fund; Republic Opportunity Fund

PART A; INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER                                   PROSPECTUS CAPTION

Item 1.           Cover Page                  Cover Page

Item 2.           Synopsis                    Highlights

Item 3.           Condensed Financial         Financial Highlights
                  Information

Item 4.           General Description of      Investment Objective
                  Registrant                    and Policies; Additional
                                                Risk Factors and Policies

Item 5.           Management of the Fund      Management of the Trust

Item 5A.          Management's Discussion     Not Applicable
                  of Fund Performance

Item 6.           Capital Stock and Other     Dividends and
                  Securities                   Distributions; Tax Matters;
                                               Description of
                                               Shares, Voting Rights and
                                               Liabilities

Item 7.           Purchase of Securities      Purchase of Shares;
                  Being Offered               Determination of Net
                                               Asset Value

Item 8.           Redemption or Repurchase    Redemption of Shares

Item 9.           Legal Proceedings           Not Applicable

Prospectus for REPUBLIC FAMILY OF FUNDS: Republic Fixed Income Fund; Republic New York Tax-Free Bond Fund (Class Y Shares only); Republic Equity Fund (Class Y Shares only); Republic International Equity Fund; Republic Small Cap Equity Fund

PART A; INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER                                   PROSPECTUS CAPTION

Item 1.           Cover Page                  Cover Page

Item 2.           Synopsis                    Highlights

Item 3.           Condensed Financial         Financial Highlights
                  Information

Item 4.           General Description of      Investment Objective
                  Registrant                    and Policies; Additional
                                                Risk Factors and Policies

Item 5.           Management of the Fund      Management of the Trust

Item 5A.          Management's Discussion     Not Applicable
                  of Fund Performance

Item 6.           Capital Stock and Other     Dividends and
                  Securities                   Distributions; Tax Matters;
                                               Description of
                                               Shares, Voting Rights and
                                               Liabilities

Item 7.           Purchase of Securities      Purchase of Shares;
                  Being Offered               Determination of Net
                                               Asset Value

Item 8.           Redemption or Repurchase    Redemption of Shares

Item 9.           Legal Proceedings           Not Applicable


Statements of Additional Information for Republic Bond Fund; Republic New York Tax-Free Fund; Republic Equity Fund; Republic Overseas Equity Fund; Republic Opportunity Fund

PART B; INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

                                                  Statement of Additional
ITEM NUMBER                                       INFORMATION CAPTION

Item 10.          Cover Page                      Cover Page

Item 11.          Table of Contents               Table of Contents

Item 12.          General Information and         Not Applicable
                  History

Item 13.          Investment Objectives and       Investment Objective,
                  Policies                         Policies and Restrictions

Item 14.          Management of the Registrant    Management of the Trust

Item 15.          Control Persons and             Other Information
                  Principal Holders of
                  Securities

Item 16.          Investment Advisory and         Management of the Trust -
                  Other Services                    Investment Adviser

Item 17.          Brokerage Allocation            Portfolio Transactions

Item 18.          Capital Stock and Other         Other Information
                  Securities

Item 19.          Purchase, Redemption and        Prospectus - Purchase of
                  Pricing of Securities Being      Shares; Prospectus -
                  Offered                          Redemption of Shares;
                                                   Prospectus - Determination
                                                   of Net Asset Value

Item 20.          Tax Status                      Taxation

Item 21.          Underwriters                    Management of the Trust -
                                                   Administrator, Distributor
                                                   and Sponsor

Item 22.          Calculation of Performance      Performance Information
                  Data

Item 23.          Financial Statements            Financial Statements

PART C

         Information required to be included in Part C is set forth under the appropriate items, so numbered, in Part C of this Registration Statement.

EXPLANATORY NOTE

     This post-effective amendment no. 46(the "Amendment") to the Registrant's registration statement on Form N-1A (File no. 33-7647) (the "Registration Statement") is being filed to amend the Registrant's disclosure with respect to the Republic Bond Fund, Republic New York Tax-Free Bond Fund, Republic Equity Fund, Republic Overseas Equity Fund and Republic Opportunity Fund, five of the series of shares of the Registrant. The Amendment does not affect any of the Registrant's other currently effective prospectuses or statements of additional information.

     This post-effective amendment includes two separate prospectuses, each of which relates to one or more series of Republic Funds. The first relates to Republic Bond Fund, Republic New York Tax-Free Bond Fund (Class C Shares only), Republic Equity Fund (Class C Shares only); Republic Overseas Equity Fund and Republic Opportunity Fund. The second relates to the Class Y Shares of the Republic New York Tax-Free Bond Fund and the Republic Equity Fund and also to three series of Republic Advisor Funds Trust.

               --------------------------------------------
               REPUBLIC
               BOND FUND

               REPUBLIC
               NEW YORK TAX-FREE BOND FUND

               REPUBLIC
               EQUITY FUND

               REPUBLIC
               OVERSEAS EQUITY FUND

               REPUBLIC
               OPPORTUNITY FUND

----------------
[LOGO]

REPUBLIC
----------------
FAMILY OF FUNDS
----------------
                                                                      PROSPECTUS
                                                                 JANUARY 1, 1998

REPUBLIC FUNDS:
BOND FUND
NEW YORK TAX-FREE BOND FUND
EQUITY FUND
OVERSEAS EQUITY FUND
OPPORTUNITY FUND
3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035
--------------------------------------------------------------------------------
ACCOUNT AND GENERAL INFORMATION: (888) 525-5757 (TOLL FREE)

  The Republic Funds (the "Trust") is an open-end management investment company (a mutual fund) that currently offers a selection of seven portfolios, each of which has different and distinct investment objectives and policies. This prospectus describes five investment portfolios offered by the Trust (the "Funds"), each of which is advised or managed by Republic National Bank of New York ("Republic," "Manager" or "Advisor"):

                              REPUBLIC BOND FUND
                     REPUBLIC NEW YORK TAX-FREE BOND FUND
                             REPUBLIC EQUITY FUND
                        REPUBLIC OVERSEAS EQUITY FUND
                          REPUBLIC OPPORTUNITY FUND

  This Prospectus sets forth concisely the information concerning the Funds that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information, dated January 1, 1998, with respect to each Fund, containing additional and more detailed information about the respective Fund, each of which is hereby incorporated by reference into this Prospectus. An investor may obtain a copy of a Statement of Additional Information without charge by contacting the Fund at the address and telephone number printed above.

  AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, REPUBLIC OR ANY OTHER BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS JANUARY 1, 1998

  UNLIKE OTHER OPEN-END MANAGEMENT INVESTMENT COMPANIES (MUTUAL FUNDS) WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE TRUST SEEKS TO ACHIEVE THE INVESTMENT OBJECTIVES OF THE BOND FUND, OVERSEAS EQUITY FUND AND OPPORTUNITY FUND BY INVESTING ALL OF EACH FUND'S INVESTABLE ASSETS ("ASSETS") IN THE FIXED INCOME PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND SMALL CAP EQUITY PORTFOLIO, RESPECTIVELY, WHICH HAVE THE SAME INVESTMENT OBJECTIVE AS EACH RESPECTIVE FUND. THE INVESTMENT EXPERIENCE OF EACH FUND WILL CORRESPOND DIRECTLY WITH THE INVESTMENT EXPERIENCE OF THE CORRESPONDING PORTFOLIO. THE PORTFOLIOS ARE DIVERSIFIED SERIES OF THE REPUBLIC PORTFOLIOS (THE PORTFOLIO TRUST"), WHICH IS AN OPEN-END MANAGEMENT INVESTMENT COMPANY. SEE "SPECIAL INFORMATION CONCERNING THE TWO-TIER FUND STRUCTURE".


  Only Class A Shares (formerly designated Class C Shares) (the "Investor Shares") and Class B Shares of the Bond Fund, New York Tax-Free Bond Fund, Equity Fund, Overseas Equity Fund and Opportunity Fund (collectively, the "Shares"), are being offered by this Prospectus. The Trust offers one other class of shares of the New York Tax-Free Bond Fund and Equity Fund pursuant to a separate prospectus.


  Republic is the investment manager of the Fixed Income Portfolio, International Equity Portfolio, Small Cap Equity Portfolio (collectively, the "Portfolios") and the Equity Fund. Republic is also the investment advisor to the New York Tax-Free Bond Fund. Miller Anderson & Sherrerd ("MAS"), Capital Guardian Trust Company ("CGTC"), and MFS Institutional Advisors, Inc. ("MIA"), a wholly owned subsidiary of Massachusetts Financial Services Company, continuously manage the investment portfolios of the Fixed Income Portfolio, the International Equity Porfolio and the Small Cap Equity Portfolio, respectively. Alliance Capital Management L.P. ("Alliance") and Brinson Partners, Inc. ("Brinson") continuously manage the investment portfolio of the Equity Fund (MAS, CGTC, MIA, Alliance and Brinson are collectively, the "Sub- Advisers").

  Shares of each Fund are continuously offered for sale at net asset value by BISYS Fund Services ("BISYS", the "Distributor" or the "Sponsor") (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class A Shares of the New York Tax-Free Bond Fund may be purchased without a sales charge. Class A Shares of the Bond Fund, Equity Fund, Overseas Equity Fund and Opportunity Fund are sold subject to a sales charge. Class B Shares of the Funds are not subject to a sales charge when purchased but may be subject to a contingent deferred sales charge when redeemed.

  AN INVESTOR WHO IS NOT PURCHASING DIRECTLY FROM THE DISTRIBUTOR SHOULD OBTAIN FROM HIS SECURITIES BROKER OR SHAREHOLDER SERVICING AGENT, AND SHOULD READ IN CONJUNCTION WITH THIS PROSPECTUS, MATERIALS DESCRIBING THE PROCEDURES UNDER WHICH SHARES MAY BE PURCHASED AND REDEEMED THROUGH SUCH SECURITIES BROKER OR SHAREHOLDER SERVICING AGENT.

                                  HIGHLIGHTS

THE FUNDS                                                               PAGE 1
  Republic Bond Fund, Republic New York Tax-Free Bond Fund, Republic Equity Fund, Republic Overseas Equity Fund and Republic Opportunity Fund (the "Funds") are separate series of Republic Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, which currently consists of seven portfolios, each of which has different and distinct investment objectives and policies.


INVESTMENT OBJECTIVES, POLICIES AND
RISK FACTORS                                                   PAGES 15 AND 26
  The investment objective of the Bond Fund is to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk, through investment primarily in a diversified portfolio of U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed-income securities. The Trust seeks to achieve the investment objective of the Bond Fund by investing all of the Fund's investible assets in the Fixed Income Portfolio, which has the same investment objective as the Fund. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five years.


  The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment. The Trust seeks to achieve the investment objective of the New York Tax-Free Bond Fund by investing the assets of the Fund primarily in a non-diversified portfolio of municipal bonds and notes and other debt instruments the interest on which is exempt from regular federal, New York State and New York City personal income taxes. The potential risks of investing in New York Municipal obligations are discussed in "Additional Risk Factors and Policies -- Risk Factors Affecting Investments in New York Municipal Obligations".

  In seeking its investment objective, the New York Tax-Free Bond Fund may invest in variable rate instruments and "when-issued" municipal obligations. The potential risks of investing in these derivative instruments are discussed in "Additional Risk Factors and Policies -- Variable Rate Instruments" and "Additional Risk Factors and Policies -- Firm Commitment Agreements and When-Issued Securities and Municipal Obligations".

  The investment objective of the Equity Fund is long-term growth of capital and income without excessive fluctuations in market value. The Equity Fund will normally invest in equity securities of large, seasoned companies in sound financial condition with larger intermediate capitalization which are expected to show above-average price appreciation.

  The investment objective of the Overseas Equity Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including American Depository Receipts ("ADRs") and U.S. registered securities) and securities whose principal markets are outside of the United States. The Trust seeks to achieve the investment objective of the Overseas Equity Fund by investing all of the Fund's investible assets in the International Equity Portfolio, which has the same investment objective as the Fund.

  The investment objective of the Opportunity Fund is to seek long-term growth of capital by investing, under normal market conditions, at least 80% of its investable assets in equity securities of small- and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises ("emerging growth companies"). The Trust seeks to achieve the investment objective of the Opportunity Fund by investing all of the Fund's investible assets in the Small Cap Equity Portfolio, which has the same investment objective as the Fund.

  The Fixed Income Portfolio, International Equity Portfolio, and Small Cap Equity Portfolio are series of Republic Portfolios (the "Portfolio Trust"), a master trust fund established under the law of the State of New York and organized on November 1, 1994.

  There can be no assurance that the investment objectives of the Funds or the Portfolios will be achieved.


MANAGEMENT OF THE TRUST AND
THE PORTFOLIO TRUST                                                    PAGE 49
  Republic acts as investment manager to the Portfolios pursuant to Investment Management Contracts with the Portfolio Trust. For its services, the Manager is entitled to receive from the Fixed Income Portfolio a fee at the annual rate of 0.20% of the Portfolio's average daily net assets and from each of the International Equity Portfolio and the Small Cap Equity Portfolio a fee at the annual rate of 0.25% of each Portfolio's average daily net assets. The Manager is currently waiving these fees.


  Republic also acts as investment adviser to the New York Tax-Free Bond Fund and as investment manager to the Equity Fund. For its services, each of these Funds pays the Manager a fee at the annual rate of 0.25% of the New York Tax-Free Bond Fund's average daily net assets and a fee at the annual rate of 0.175% of the Equity Fund's average daily net assets, respectively. Republic is currently waiving the fee for the New York Tax-Free Bond Fund. See "Management of the Trust and the Portfolio Trust".

  MAS continuously manages the investment portfolio of the Fixed Income Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, MAS is paid a fee by the Fixed Income Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.375% on net assets of the Portfolio, subject to certain breakpoints on assets in excess of $50 million. See "Management of the Trust and the Portfolio Trust".

  Alliance and Brinson each continuously manage a portion of the investment portfolio of the Equity Fund pursuant to a Sub-Advisory Agreement with the Manager. The Manager determines the allocation of the Equity Fund's assets between Alliance and Brinson. For its services, Alliance and Brinson are each paid a fee by the Equity Fund, computed daily and based on the Fund's average daily net assets, equal on an annual basis to 0.325% of the average daily net assets of the Fund allocated to each Sub-Adviser for management, subject to certain breakpoints on assets allocated to each Sub-Adviser in excess of $50 million. See "Management of the Trust and the Portfolio Trust".

  CGTC continuously manages the investment portfolio of the International Equity Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, CGTC is paid a fee by the International Equity Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.70% of the average daily net assets of the Portfolio, subject to certain breakpoints on assets in excess of $25 million. See "Management of the Trust and the Portfolio Trust".

  MIA continuously manages the investment portfolio of the Small Cap Equity Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, MAM is paid a fee by the Small Cap Equity Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.75% of average daily net assets of the Portfolio, subject to certain breakpoints on assets in excess of $50 million. See "Management of the Trust and the Portfolio Trust".

  BISYS acts as sponsor and as administrator of the Funds (the "Fund Administrator") and distributor of the Shares of each Fund. For its services to the New York Tax-Free Bond Fund and the Equity Fund, the Fund Administrator receives a fee from each Fund equal on an annual basis to 0.10% of the Fund's average daily net assets, subject to certain breakpoints on assets in excess of $1 billion. For its services to the Bond Fund, Overseas Equity Fund and Opportunity Fund, the Fund Administrator receives from each Fund a fee payable monthly equal on an annual basis to 0.05% of the Fund's average daily net assets, subject to certain breakpoints on assets in excess of $1 billion. BISYS Fund Services (Ireland) Limited ("BISYS Ireland") acts as administrator of the Portfolios (the "Portfolios Administrator"). For its services to the Portfolios, the Portfolios Administrator receives from each Portfolio a fee payable monthly equal on an annual basis to 0.05% of each Portfolio's average daily net assets subject to certain breakpoints on assets in excess of $1 billion. See "Management of the Trust and the Portfolio Trust".


  The Trust also has retained BISYS to distribute Shares of the Funds pursuant to distribution plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the Investor Shares of each Fund (the "Class A Plan") and the Class B Shares of the Funds (the "Class B Plan" and, with the Class A Plan, the "Distribution Plans"). Pursuant to the terms of the Distribution Plans, the Distributor is reimbursed from each Fund for marketing costs and payments to other organizations for services rendered in distributing the Shares. Pursuant to the Class A Plan, this fee may not exceed 0.25% of the average daily net assets of each Fund represented by Investor Shares outstanding and is expected to be limited to an amount such that the aggregate fees paid to the Distributor pursuant to the Class A Plan and to the Shareholder Servicing Agents pursuant to the Administrative Services Plan do not exceed, on an annual basis, 0.25% of each Fund's average daily net assets. Pursuant to the Class B Plan, this fee may not exceed % of the average daily net assets of each Fund represented by Class B Shares outstanding and is expected to be limited to an amount such that the aggregate fee paid to the Distributor pursuant to the Class B Plan and to the Shareholder Servicing Agents pursuant to the Administrative Service Plan do not exceed on an annual basis, % of each Fund's average daily net assets. See "Management of the Trust and the Portfolio Trust".

PURCHASE AND REDEMPTION OF SHARES                                PAGES 62 AND 73
  Shares of the Funds are continuously offered for sale by the Distributor at net asset value (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association, that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Investor Shares of the New York Tax-Free Bond Fund may be purchased without a sales charge. Investor Shares of the Bond Fund, Equity Fund, Overseas Equity Fund, and the Opportunity Fund are sold subject to a sales charge under most conditions. See "Sales Charge -- Investor Shares." For investors who purchase Shares directly from the Distributor, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. The Trust offers to buy back (redeem) Shares from shareholders of the Funds at any time at net asset value. See "Purchase of Shares" and "Redemption of Shares." Class B Shares of the Funds may be subject to a contingent deferred sales charge at the time of redemption. See "Contingent Sales Charge -- Class B Shares." Shares of the Bond Fund, Equity Fund, Overseas Equity Fund and Opportunity Fund are offered in connection with tax-deferred retirement plans. See "Retirement Plans".

DIVIDENDS AND DISTRIBUTIONS                                              PAGE 75
  For the Bond Fund and New York Tax-Free Bond Fund, the Trust declares all of each Fund's net investment income daily as a dividend to each Fund's shareholders and distributes all such dividends monthly. For the Equity Fund, dividends equal to all the Fund's net investment income earned are distributed quarterly to the Fund's shareholders of record. For the Overseas Equity Fund and Opportunity Fund, such dividends are distributed annually and semi-annually, respectively. Any net realized capital gains are distributed at least annually. All distributions by a Fund will be invested in additional shares of the Fund, unless the shareholder instructs the Fund otherwise. See "Dividends and Distributions."


                                  FEE TABLE


  The following tables provide a summary of estimated expenses relating to purchases and sales of Investor Shares and Class B Shares of each Fund, and the aggregate annual operating expenses of each Fund and their corresponding Portfolio, as appropriate, as a percentage of the average daily net assets of each Fund. The fiscal year ends of the Funds and the Portfolios are each October
31. The example illustrates the dollar cost of such estimated expenses on a $1,000 investment in each Fund. The Trustees of the Trust believe that the aggregate per share expenses of the Bond Fund, Overseas Equity Fund and Opportunity Fund and the corresponding Portfolios will be less than or approximately equal to the expenses which the Funds would incur if the Trust retained the services of an investment adviser on behalf of the Funds and the Assets of each Fund were invested directly in the type of securities being held by the corresponding Portfolio. Historical information in the expense table regarding investment advisory/management fees and expenses has been restated to reflect expected fee waivers and expenses for the current fiscal year.


                               INVESTOR SHARES

                                                             NEW YORK                      OVERSEAS
                                                BOND         TAX-FREE        EQUITY         EQUITY        OPPORTUNITY
                                                FUND         BOND FUND        FUND           FUND            FUND
                                                ----         ---------        ----           ----            ----
Shareholder Transaction Expenses
  Maximum Sales Charge ....................
  Contingent Deferred Sales Charge ........
Annual Fund Operating Expenses
  Investment Advisory/Management Fees
    after waiver* .........................     0.00%                         0.00%         0.00%          0.00%
  Distribution Fees (Rule 12b-1 fees) .....     0.00%                         0.00%         0.00%          0.00%
  Other Expenses ..........................     0.00%                         0.00%         0.00%          0.00%
                                                ----                          ----          ----           ----
  -- Shareholder Servicing Fee ............     0.00%                         0.00%         0.00%          0.00%
  -- Administrative Services Fee ..........     0.00%                         0.00%         0.00%          0.00%
  -- Other Operating Expenses .............     0.00%                         0.00%         0.00%          0.00%
Total Fund Operating Expenses after fee
  waivers and expense reimbursements** ....     0.00%                         0.00%         0.00%          0.00%
                                                ====                          ====          ====           ====

------------
 * With the exception of the Equity Fund, Investment Advisory/Management Fees are shown net of waivers. Without such waivers, the Investment Advisory/
   Management Fees would be equal on an annual basis to     %,     %,     % and
      % of the average net assets of the Bond Fund, New York Tax-Free Bond
   Fund, Overseas Equity Fund and the Opportunity Fund, respectively. See "Management of the Trust and the Portfolio Trust" for a description of the Investment Advisory/Management Fees payable to the Manager and each of the Sub-Advisers. There can be no assurance that fees will be waived in the future. The Manager anticipates that it will reduce or eliminate its fee waiver during the current fiscal year if it can do so without materially increasing Total Fund Operating Expenses as a percentage of average daily net assets.
** With the exception of the Equity Fund, Total Fund Operating Expenses are shown net of fee waivers and expense reimbursements. Without such fee waivers and expense reimbursements, the Total Fund Operating Expenses would be equal on an annual basis to % of the Bond Fund's average daily net assets, % of the New York Tax-Free Bond Fund's average daily net assets, % of the Overseas Equity Fund's average daily net assets, and % of the Opportunity Fund's average daily net assets. There can be no assurance that fees will be waived or expenses reimbursed in the future.

                                CLASS B SHARES

                                                             NEW YORK                      OVERSEAS
                                                BOND         TAX-FREE        EQUITY         EQUITY        OPPORTUNITY
                                                FUND         BOND FUND        FUND           FUND            FUND
                                                ----         ---------        ----           ----            ----
Shareholder Transaction Expenses
  Maximum Sales Charge ....................
  Contingent Deferred Sales Charge ........
Annual Fund Operating Expenses
  Investment Advisory/Management Fees
    after waiver* .....................         0.00%          0.00%          0.00%         0.00%          0.00%
  Distribution Fees (Rule 12b-1 fees) .         0.00%          0.00%          0.00%         0.00%          0.00%
  Other Expenses ......................         0.00%          0.00%          0.00%         0.00%          0.00%
                                                ----           ----           ----          ----           ----
  -- Shareholder Servicing Fee ........         0.00%          0.00%(a)       0.00%         0.00%          0.00%
  -- Administrative Services Fee ......         0.00%          0.00%          0.00%         0.00%          0.00%
  -- Other Operating Expenses .........         0.00%          0.00%          0.00%         0.00%          0.00%
Total Fund Operating Expenses after fee
  waivers and expense reimbursements**          0.00%          0.00%          0.00%         0.00%          0.00%
                                                ====           ====           ====          ====           ====

------------
  * With the exception of the Equity Fund, Investment Advisory/Management Fees are shown net of waivers. Without such waivers, the Investment Advisory/
    Management Fees would be equal on an annual basis to     %,     %,     % and
       % of the average net assets of the Bond Fund, New York Tax-Free Bond Fund, Overseas Equity Fund and the Opportunity Fund, respectively. See "Management of the Trust and the Portfolio Trust" for a description of the Investment Advisory/Management Fees payable to the Manager and each of the Sub-Advisers. There can be no assurance that fees will be waived in the future. The Manager anticipates that it will reduce or eliminate its fee waiver during the current fiscal year if it can do so without materially increasing Total Fund Operating Expenses as a percentage of average daily net assets.
 ** With the exception of the Equity Fund, Total Fund Operating Expenses are
    shown net of fee waivers and expense reimbursements. Without such fee waivers and expense reimbursements, the Total Fund Operating Expenses would
    be equal on an annual basis to   % of the Bond Fund's average daily net
    assets,   % of the New York Tax-Free Bond Fund's average daily net assets,
        % of the Overseas Equity Fund's average daily net assets, and   % of the
    Opportunity Fund's average daily net assets. There can be no assurance that fees will be waived or expenses reimbursed in the future.
(a) After expense reimbursement.


EXAMPLE

  A shareholder would pay the following expenses on a $1,000 investment in either Investor Shares or Class B Shares, assuming (1) 5% annual return and (2) redemption at the end of each period:

                     INVESTOR SHARES (WITH SALES CHARGE)

                              NEW YORK                  OVERSEAS
                   BOND       TAX-FREE      EQUITY       EQUITY      OPPORTUNITY
                   FUND       BOND FUND      FUND         FUND          FUND
                   ----       ---------      ----         ----          ----

 1 year ........   $ 00                      $ 00         $ 00          $ 00
 3 years .......   $ 00                      $ 00         $ 00          $ 00
 5 years .......   $ 00                      $ 00         $ 00          $ 00
10 years .......   $000                      $000         $000          $000

                     INVESTOR SHARES (WITHOUT SALES CHARGE)

                              NEW YORK                  OVERSEAS
                   BOND       TAX-FREE      EQUITY       EQUITY      OPPORTUNITY
                   FUND       BOND FUND      FUND         FUND          FUND
                   ----       ---------      ----         ----          ----
 1 year ........   $ 00                      $ 00         $ 00          $ 00
 3 years .......   $ 00                      $ 00         $ 00          $ 00
 5 years .......   $ 00                      $ 00         $ 00          $ 00
10 years .......   $000                      $000         $000          $000

                                 CLASS B SHARES

                              NEW YORK                  OVERSEAS
                   BOND       TAX-FREE      EQUITY       EQUITY      OPPORTUNITY
                   FUND       BOND FUND      FUND         FUND          FUND
                   ----       ---------      ----         ----          ----
 1 year ........   $ 00         $ 00         $ 00         $ 00          $ 00
 3 years .......   $ 00         $ 00         $ 00         $ 00          $ 00
 5 years .......   $ 00         $ 00         $ 00         $ 00          $ 00
10 years .......   $000         $000         $000         $000          $000


  THE EXAMPLES SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE AGGREGATE EXPENSES OF THE FUNDS AND THE PORTFOLIOS, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The purpose of the expense tables provided above is to assist investors in understanding the expenses of investing in a Fund and an investor's share of the aggregate operating expenses of the Funds and the Portfolios, if applicable. The information is based on the expenses the Funds, and their corresponding Portfolios, if applicable, expect to incur for the current fiscal year.** The expense table shows the expected investment advisory/ management fee, distribution (Rule 12b-1) fee, administrative services fee and shareholder servicing fee. For a more detailed discussion of the costs and expenses of investing in the Funds, see "Management of the Trust and the Portfolio Trust."


  The fees paid from the Funds to each Shareholder Servicing Agent are determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period, and the expenses incurred by such Shareholder Servicing Agent. Similarly, the fee from each Fund to the Distributor is in anticipation of, or as reimbursement for, expenses incurred by the Distributor in connection with the sale of Shares. The aggregate fees paid to the Distributor pursuant to the Class A Plan and to the Shareholder Servicing Agent pursuant to the Administrative Services Plan may not exceed 0.25% of the average daily net assets of each Fund represented by Investor Shares outstanding during the period for which payment is made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and to the Shareholder Servicing Agents pursuant to the Administrative Services Plan may not exceed % of the average daily net assets of each Fund represented by Class B Shares outstanding during the period for which payment is being made. Long-term shareholders may pay more than the economic equivalent of the maximum distribution charges permitted by the National Association of Securities Dealers, Inc.


  Some Shareholder Servicing Agents and securities brokers may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust with respect to the Funds, such as requiring a minimum initial investment or charging their customers a direct fee for their services. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Each Shareholder Servicing Agent and securities broker has agreed to transmit to shareholders who are its customers appropriate written disclosure of any transaction fees that it may charge them directly at least 30 days before the imposition of any such charge.

                             FINANCIAL HIGHLIGHTS


  The financial data shown below is to assist investors in evaluating the performance of the Funds' Class A Shares and Class B Shares since commencement of operations through October 31, 1997. The information shown in the following schedule for the year or period ended October 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report on each Fund's financial statements is incorporated by reference into the Statement of Additional Information from each Fund's Annual Report dated October 31, 1997. The Annual Report also includes management's discussion of Fund performance, and may be obtained without charge upon request. This information should be read in conjunction with the financial statements.


  The information for the Funds for the periods ended October 31, 1995 was audited by the Funds' former independent auditors who expressed an unqualified opinion thereon.

SELECTED DATA FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD:


                                                                                                   REPUBLIC          REPUBLIC
                           REPUBLIC         REPUBLIC NEW YORK                                      OVERSEAS         OPPORTUNITY
                          BOND FUND         TAX-FREE BOND FUND         REPUBLIC EQUITY FUND      EQUITY FUND           FUND
                        --------------  --------------------------  --------------------------  --------------  -------------------
                        FOR THE PERIOD                                                          FOR THE PERIOD
                          AUGUST 26,                FOR THE PERIOD              FOR THE PERIOD    AUGUST 26,
                             1996                    MAY 1, 1995                AUGUST 1, 1995       1996
                        (COMMENCEMENT               (COMMENCEMENT               (COMMENCEMENT   (COMMENCEMENT     FOR THE PERIOD
                        OF OPERATIONS)    YEAR      OF OPERATIONS)     YEAR     OF OPERATIONS)  OF OPERATIONS)  SEPTEMBER 23, 1996
                              TO          ENDED           TO          ENDED            TO              TO          (COMMENCEMENT
                          OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,      OCTOBER 31,   OF OPERATIONS) TO
                             1996          1996          1995          1996          1995            1996        OCTOBER 31, 1996
                        --------------   --------   --------------   --------   --------------  --------------  -------------------

Net asset value,
  beginning of period     $00.00           $00.00      $00.00          $00.00      $00.00          $00.00             $00.00
                          ------           ------      ------          ------      ------          ------             ------
Income from investment operations:
  Net investment
    income ...........      0.00             0.00        0.00            0.00        0.00            --                 --
  Net realized and
    unrealized gain
    (loss) on
    investments ......      0.00            (0.00)       0.00            0.00        0.00            0.00              (0.00)
                          ------           ------      ------          ------      ------          ------             ------
  Total from
    investment
    operations .......      0.00             0.00        0.00            0.00        0.00            0.00              (0.00)
                          ------           ------      ------          ------      ------          ------             ------
Less dividends:
  From net investment
    income ...........     (0.00)           (0.00)      (0.00)          (0.00)      (0.00)           --                 --
  From net realized
    gains ............      --              (0.00)       --              --          --              --                 --
                          ------           ------      ------          ------      ------          ------             ------
  Total distributions      (0.00)           (0.00)      (0.00)          (0.00)      (0.00)           --                 --
                          ------           ------      ------          ------      ------          ------             ------
Net asset value, end
  of period ..........    $00.00           $00.00      $00.00          $00.00      $00.00          $00.00             $ 0.00
                          ======           ======      ======          ======      ======          ======             ======
Total return (a) .....     0.00%            0.00%       0.00%          00.00%       0.00%           0.00%            (0.00)%
Ratios/supplemental data:
  Net assets, end of
period (in 000's) ....    $   00           $0,000      $0,000          $0,000     $00,000          $  000             $0,000
  Ratio of expenses to
    average net
    assets* ..........     0.00%(b)         0.00%       0.00%(b)        0.00%       0.00%(b)        0.00%(b)           0.00%(b)
  Ratio of net
    investment income
    to average net
    assets* ..........     0.00%(b)         0.00%       0.00%(b)        0.00%       0.00%(b)        0.00%(b)         (0.00)%(b)
  Portfolio turnover
    rate .............      000%**           000%        000%             00%          0%             00%**              00%**
Average commission
  rate ...............                                                $0.0000                     $0.0000**          $0.0000**

                                                                                                    Footnotes on following page.

-----------------------------------------------------------------------------------------------------------------------------

*   Reflects a voluntary expense limitation and waiver of fees by affiliated parties of the Funds. If this limitation and waiver had not been in effect, the annualized ratios of expenses and net investment income to average net assets for the
    Bond Fund for the period from August 26, 1996 (commencement of operations) to October 31, 1997 would have been   % and (   %,
    for the New York Tax-Free Bond Fund for the year ended October 31, 1997 and the period from May 1, 1995 (commencement of operations) to October 31, 1997 would have been  % and  %, and  % and  %, and for the Equity Fund for the year ended October
    31, 1997 and the period from August 1, 1995 (commencement of operations) to October 31, 1995 would have been   % and   %, and  %
    and %, for the Overseas Equity Fund for the period from August 26, 1996 (commencement of operations) to October 31, 1997
    would have been  % and (   )% and for the Opportunity Fund for the period from September 23, 1996 (commencement of operations)
    to October 31, 1997 would have been  % and (   )%, respectively. Includes the respective Fund's share of operating expenses of the respective Portfolios, as appropriate.
 ** Portfolio Turnover and average commission rate, if applicable, for the year ended October 31, 1997 for the Fixed Income and
    International Equity Portfolios and for the period from September 3, 1996 (commencement of operations) to October 31, 1997 for the Small Cap Portfolio.
(a) For the year or period indicated.
(b) Annualized.

SELECTED DATA FOR A CLASS B SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD:

                                                                                                   REPUBLIC          REPUBLIC
                           REPUBLIC         REPUBLIC NEW YORK                                      OVERSEAS         OPPORTUNITY
                          BOND FUND         TAX-FREE BOND FUND         REPUBLIC EQUITY FUND      EQUITY FUND           FUND
                        --------------  --------------------------  --------------------------  --------------  -------------------
                        FOR THE PERIOD                                                          FOR THE PERIOD
                          AUGUST 26,                FOR THE PERIOD              FOR THE PERIOD    AUGUST 26,
                             1996                    MAY 1, 1995                AUGUST 1, 1995       1996
                        (COMMENCEMENT               (COMMENCEMENT               (COMMENCEMENT   (COMMENCEMENT     FOR THE PERIOD
                        OF OPERATIONS)    YEAR      OF OPERATIONS)     YEAR     OF OPERATIONS)  OF OPERATIONS)  SEPTEMBER 23, 1996
                              TO          ENDED           TO          ENDED            TO              TO          (COMMENCEMENT
                          OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,      OCTOBER 31,   OF OPERATIONS) TO
                             1996          1996          1995          1996          1995            1996        OCTOBER 31, 1996
                        --------------   --------   --------------   --------   --------------  --------------  -------------------

Net asset value,
  beginning of period     $00.00           $00.00      $00.00          $00.00      $00.00          $00.00             $00.00
                          ------           ------      ------          ------      ------          ------             ------
Income from investment operations:
  Net investment
    income ...........      0.00             0.00        0.00            0.00        0.00            --                 --
  Net realized and
    unrealized gain
    (loss) on
    investments ......      0.00            (0.00)       0.00            0.00        0.00            0.00              (0.00)
                          ------           ------      ------          ------      ------          ------             ------
  Total from
    investment
    operations .......      0.00             0.00        0.00            0.00        0.00            0.00              (0.00)
                          ------           ------      ------          ------      ------          ------             ------
Less dividends:
  From net investment
    income ...........     (0.00)           (0.00)      (0.00)          (0.00)      (0.00)           --                 --
  From net realized
    gains ............      --              (0.00)       --              --          --              --                 --
                          ------           ------      ------          ------      ------          ------             ------
  Total distributions      (0.00)           (0.00)      (0.00)          (0.00)      (0.00)           --                 --
                          ------           ------      ------          ------      ------          ------             ------
Net asset value, end
  of period ..........    $00.00           $00.00      $00.00          $00.00      $00.00          $00.00             $ 0.00
                          ======           ======      ======          ======      ======          ======             ======
Total return (a) .....     0.00%            0.00%       0.00%          00.00%       0.00%           0.00%            (0.00)%
Ratios/supplemental data:
  Net assets, end of
period (in 000's) ....    $   00           $0,000      $0,000          $0,000     $00,000          $  000             $0,000
  Ratio of expenses to
    average net
    assets* ..........     0.00%(b)         0.00%       0.00%(b)        0.00%       0.00%(b)        0.00%(b)           0.00%(b)
  Ratio of net
    investment income
    to average net
    assets* ..........     0.00%(b)         0.00%       0.00%(b)        0.00%       0.00%(b)        0.00%(b)         (0.00)%(b)
  Portfolio turnover
    rate .............      000%**           000%        000%             00%          0%             00%**              00%**
Average commission
  rate ...............                                                $0.0000                      $0.0000**           $0.0000**

                                                                                                   Footnotes on following page.

-----------------------------------------------------------------------------------------------------------------------------
  * Reflects a voluntary expense limitation and waiver of fees by affiliated parties of the Funds. If this limitation and waiver had not been in effect, the annualized ratios of expenses and net investment income to average net assets for the Bond Fund
    for the period from August 26, 1996 (commencement of operations) to October 31, 1997 would have been  % and (   )%, for the
    New York Tax-Free Bond Fund for the year ended October 31, 1997 and the period from May 1, 1995 (commencement of operations) to October 31, 1997 would have been  % and  %, and  % and  %, and for the Equity Fund for the year ended October
    31, 1997 and the period from August 1, 1995 (commencement of operations) to October 31, 1997 would have been  % and  %, and  %
    and  %, for the Overseas Equity Fund for the period from August 26, 1996 (commencement of operations) to October 31, 1997
    would have been  % and (   )% and for the Opportunity Fund for the period from September 23, 1996 (commencement of operations)
    to October 31, 1997 would have been  % and (   )%, respectively. Includes the respective Fund's share of operating expenses of the respective Portfolios, as appropriate.
**  Portfolio Turnover and average commission rate, if applicable, for the year ended October 31, 1997 for the Fixed Income and
    International Equity Portfolios and for the period from September 3, 1996 (commencement of operations) to October 31, 1997 for the Small Cap Portfolio.
(a) For the year or period indicated.
(b) Annualized.


                      INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES
  The investment objective of the Bond Fund is to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk, through investment in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed income securities, mortgage-backed securities of domestic issuers and other fixed-income securities. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five years. The investment objective of the Fixed Income Portfolio is the same as the investment objective of the Bond Fund.

  The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment.

  The investment objective of the Equity Fund is to seek long-term growth of capital and income without excessive fluctuations in market value. The Equity Fund will normally invest in equity securities of large, seasoned companies with large or intermediate capitalization in sound financial condition which are expected to show above-average price appreciation.

  The investment objective of the Overseas Equity Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including ADRs and U.S. registered securities) and securities whose principal markets are outside of the United States. The investment objective of the International Equity Portfolio is the same as the investment objective of the Overseas Equity Fund.

  The investment objective of the Opportunity Fund is to seek long-term growth of capital by investing primarily in equity securities of small- and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises ("Emerging Growth Companies"). The investment objective of the Small Cap Equity Portfolio is the same as the investment objective of the Opportunity Fund.

  There can be no assurance that the investment objectives of the Funds will be achieved. The investment objectives of each of the Funds and the Portfolios, if applicable, may be changed without investor approval. If there is a change in the investment objective of a Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs. Shareholders of the Funds shall receive 30 days' prior written notice of any change in the investment objectives of the Funds or the Portfolios, if applicable.

INVESTMENT POLICIES
  Since the investment characteristics of the Bond Fund, Overseas Equity Fund and Opportunity Fund will correspond to those of their respective Portfolio, the following also includes a discussion of the various investment policies of the Portfolios.

  BOND FUND. The investment characteristics of the Bond Fund correspond to those of the Fixed Income Portfolio. The Fixed Income Portfolio will normally invest at least 65% of its total assets in fixed income securities. The Fixed Income Portfolio may invest in the following securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. Government securities); corporate debt securities; corporate commercial paper; mortgage pass-throughs, mortgage-backed bonds, collateralized mortgage obligations ("CMOs") and other asset- backed securities; variable and floating rate debt securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and foreign currency exchange-related securities.

  MAS (the "Fixed Income Sub-Adviser") will seek to achieve the Fixed Income Portfolio's objective by investing at least 80% of the Portfolio's assets in investment grade debt or fixed income securities. Investment grade debt securities are those rated by one or more nationally recognized statistical rating organizations ("NRSROs") within one of the four highest quality grades at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group, Inc. ("S&P") or Fitch Investors Service, Inc. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")), or in the case of unrated securities, determined by the Fixed Income Sub-Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category have speculative characteristics and are subject to greater credit and market risks than higher-rated bonds. See Appendix A to this Prospectus for a description of the ratings assigned by Moody's, S&P, and Fitch.

  Up to 20% of the Fixed Income Portfolio's assets may be invested in preferred stock, convertible securities, and in fixed income securities that at the time of purchase are rated Ba or B by Moody's or BB or B by S&P or rated comparably by another NRSRO (or, if unrated, are deemed by the Fixed Income Sub-Adviser to be of comparable quality). Securities rated below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, are described as "speculative" by both Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk. For a complete discussion of the special risks associated with investments in lower rated securities, see "Additional Risk Factors and Policies -- High Yield/High Risk Securities."

  From time to time, the Fixed Income Sub-Adviser may invest more than 50% of the Fixed Income Portfolio's assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee from a U.S. government agency or a private issuer of the timely payment of principal and interest. For a description of the risks associated with mortgage-backed securities, see "Additional Risk Factors and Policies -- Mortgage Related Securities." When investing in mortgage-backed securities, it is expected that the Fixed Income Portfolio's primary emphasis will be in mortgage-backed securities issued by governmental and government-related organizations such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). However, the Fixed Income Portfolio may invest without limit in mortgage-backed securities of private issuers when the Fixed Income Sub-Adviser determines that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Mortgage- backed securities issued by private issuers will be rated investment grade by Moody's or S&P or, if unrated, deemed by the Fixed Income Sub-Adviser to be of comparable quality.

  A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass-through securities, although other assets including U.S. Treasury securities (including zero coupon Treasury bonds), agency securities, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. For a complete discussion of mortgage-backed securities, see "Additional Risk Factors and Policies -- Mortgage-Related Securities."

  A portion of the Fixed Income Portfolio's assets may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Fixed Income Sub-Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. The Fixed Income Portfolio may also purchase securities of developing countries; however, the Portfolio does not intend to invest in the securities of Eastern European countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Fixed Income Sub-Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk. See "Additional Risk Factors and Policies -- Foreign Securities" below and the Statement of Additional Information.

  The Fixed Income Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations. See "Additional Risk Factors and Policies -- Eurodollar and Yankee Bank Obligations" below. The Fixed Income Portfolio may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan". See "Additional Risk Factors and Policies -- Brady Bonds" below. The Portfolio may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Fixed Income Sub-Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSRO in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by a NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The Fixed Income Portfolio may also purchase securities on a when-issued basis, lend its securities to brokers, dealers, and other financial institutions to earn income and borrow money for temporary or emergency purposes.

  NEW YORK TAX-FREE BOND FUND. The Adviser seeks to achieve the investment objective of the New York Tax-Free Bond Fund by investing the assets of the Fund primarily in municipal bonds and notes and other debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal income taxes. (Such obligations, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations".) The Adviser invests on behalf of the New York Tax-Free Bond Fund in certain Municipal Obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal, New York State and New York City personal income taxes ("New York Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and New York Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer of those obligations.

  Although under normal circumstances, the Adviser attempts to invest 100%, and does invest at least 65%, of the New York Tax-Free Bond Fund's assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Adviser may purchase on behalf of the New York Tax-Free Bond Fund Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes. As a fundamental policy the Adviser will invest at least 80% of the New York Tax-Free Bond Fund's net assets in tax exempt obligations. As a temporary defensive measure, the Adviser may invest up to 20% of the New York Tax-Free Bond Fund's total assets in obligations the interest income on which is subject to regular federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Also, as a temporary defensive measure during times of adverse market conditions, assets of the New York Tax-Free Bond Fund may be held in cash or invested in the short-term obligations described below, the interest income on which is taxable to shareholders as ordinary income for federal and New York State and New York City personal income tax purposes.

  All of the investments of the New York Tax-Free Bond Fund are made in:

    (1) Municipal bonds that at the date of purchase are rated Aaa, Aa, A or Baa by Moody's, AAA, AA, A or BBB by S&P or AAA, AA, A or BBB by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

    (2) Municipal notes that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

    (3) Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

    (4) Commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by the Adviser, obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets, and cash.

  Municipal bonds rated Baa by Moody's or BBB by S&P or Fitch may have some speculative elements. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser takes into consideration, among other factors, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the quality of the issuer's management, and legal and regulatory matters. For an explanation of the ratings of Municipal Obligations by Moody's, S&P and Fitch, see Appendix A. For a comparison of yields on such Municipal Obligations and taxable securities, see the Taxable Equivalent Yield Tables in Appendix B. For a general discussion of Municipal Obligations and the risks associated with an investment therein, see Appendix A to the Statement of Additional Information.

  The maximum maturity of any debt security held for the New York Tax-Free Bond Fund is 35 years.

  Although higher quality Municipal Obligations may produce lower yields, they generally are easier to sell or trade than lower quality Municipal Obligations. To protect the value of its shareholders' investment under adverse market conditions, the Adviser from time to time may deem it prudent to purchase higher quality Municipal Obligations or taxable obligations for the New York Tax-Free Bond Fund, with a resultant decrease in yield or increase in the proportion of taxable income.

  The net asset value of the New York Tax-Free Bond Fund's shares changes as interest rates fluctuate. When interest rates decline, the value of the New York Tax-Free Bond Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of the Fund's portfolio can be expected to decline. Such changes in the value of the New York Tax-Free Bond Fund's portfolio are reflected in the net asset value of shares of the New York Tax-Free Bond Fund but do not affect the income received by the Fund from its portfolio securities. Municipal Obligations with longer maturities, such as those in which the New York Tax-Free Bond Fund is invested, generally produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than such securities with shorter maturities. Dividends distributed to shareholders rise or fall in direct relation to the New York Tax-Free Bond Fund's net income. Since available yields vary, no specific level of income can be assured.

  As a non-diversified investment company, the Trust is not subject to any statutory restriction under the 1940 Act with respect to limiting the investment of the New York Tax-Free Bond Fund's assets in one or relatively few issuers. Since the Adviser may invest a relatively high percentage of the New York Tax-Free Bond Fund's assets in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified investment company would be.

  The Adviser may invest the assets of the New York Tax-Free Bond Fund in a relatively high percentage of Municipal Obligations to be paid from revenue streams of similar types of projects. This may make the New York Tax-Free Bond Fund more susceptible to any single economic, political or regulatory occurrence, particularly since most or all such issuers would likely be located in New York State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the New York Tax-Free Bond Fund's shares also increases. The Adviser may invest more than 25% of the assets of the New York Tax-Free Bond Fund in industrial revenue bonds (i.e., bonds issued by various state and local agencies to finance various industrial projects). Certain investors in the New York Tax-Free Bond Fund may be required to pay a federal alternative minimum tax on Fund dividends attributable to interest on certain industrial revenue bonds. The Adviser also may invest more than 25% of the assets of the Fund in revenue bonds issued for housing, electric utilities and hospitals (subject to the restriction that it may not invest more than 25% of the Fund's assets in any one such industry) at times when the relative value of issues of such a type is considered by the Adviser to be more favorable than that of other available types of issues. Therefore, investors should also be aware of the risks which these investments may entail.

  Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be adversely affected.

  Electric utilities face problems in financing large and lengthy construction programs, such as cost increases and delay occasioned by regulatory and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining sufficient rate increases, the effect of energy conservation and difficulty of the capital markets to absorb utility debt.

  Hospital bond ratings are often based on feasibility studies containing projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding levels, possible federal or state legislation limiting the rates of increase of hospital charges, and weakened state finances which limit and/or delay aid payments.

  EQUITY FUND. The Equity Fund will normally invest at least 65% of its total assets in equity securities of seasoned companies in sound financial condition with large or intermediate capitalization which are expected to show above-average price appreciation. The Equity Fund may invest in a broad range of equity securities, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock.

  The Manager will allocate the Equity Fund's assets between Alliance and Brinson ("the Equity Sub-Advisers"). While the Manager maintains complete discretion regarding the allocation of the Equity Fund's assets, the Manager anticipates that it typically will allocate the Fund's assets evenly between the Equity Sub-Advisers, each of which pursues the Fund's investment objective in the manner described below.

  Alliance. Alliance seeks the Equity Fund's investment objective by pursuing a "growth" style of investing in marketable equity securities, primarily of U.S. companies. However, the Equity Fund may purchase foreign, as well as domestic, equity securities. Alliance normally will invest substantially all of the Equity Fund's assets allocated to it in common stocks which Alliance believes will appreciate in value.

  Alliance generally seeks to invest the Equity Fund's assets in financially secure firms with established operating histories that are proven leaders in their industry or market sector. Such companies may demonstrate characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share, and increasing return on investments. However, Alliance may invest the Equity Fund's assets in companies that do not demonstrate such characteristics if it expects such companies to undergo an acceleration in growth of earnings because of special factors such as new management, new products, changes in consumer demand or basic changes in the economic environment.

  Alliance analyses each company considered for investment, using internal fundamental research analysts, to determine its source of earnings, competitive edge, management strength, and level of industry dominance as measured by market share. At the same time, Alliance conducts an analysis of the financial condition of each company and selects those prospects that demonstrate the greatest potential for above-average capital appreciation and growth in earnings. Alliance's philosophy is to seek the best available combination of relative earnings growth and attractive valuation.

  Brinson. Brinson seeks the Equity Fund's investment objective by pursuing a "value" style of investment management. Brinson's approach to investing for the Equity Fund is to invest in the equity securities of U.S. companies believed to be undervalued based upon internal research and proprietary valuation systems. Investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. Brinson's research focuses on several levels of analysis, first, on understanding wealth shifts that occur within the equity market, and second, on individual company research. At the company level, Brinson quantifies expectations of a company's ability to generate profit and to grow business into the future.

  For each stock under analysis, Brinson discounts to the present all of the future cash flows that it believes will accrue to the Equity Fund from the investment in order to calculate a present or intrinsic value. This value estimate generated by Brinson's proprietary valuation model is compared to observed market price and ranked against other stocks accordingly. The rankings, in combination with Brinson's investment judgment, determine which securities are included in the portfolio.

  Brinson monitors and assesses the degree to which the portfolio becomes concentrated in industry or common types of stocks, and adjusts the portfolio to balance the price/value opportunities with their concentrations. Brinson imposes limits on the degree of concentration, as the Equity Fund does not intend to concentrate its investments in a particular industry.

  General. The Equity Fund also may (a) invest in options on securities, securities indices or foreign currencies, (b) invest in futures contracts and options on futures contracts, (c) enter into forward foreign currency exchange contracts, (d) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries, and
(e) invest up to 35% in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds." The Equity Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. The Equity Fund will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds. The Equity Fund may retain any bond whose rating drops below investment grade if its is in the best interest of the Fund's shareholders. Securities rated BB/Ba by a nationally recognized statistical rating organization are considered to have speculative characteristics.

  The Equity Fund may lend its portfolio securities. These loans may not exceed 30% of the value of the Fund's total assets.

  The Equity Fund will not purchase securities for trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Fund may invest without limit in short-term debt and other high-quality, fixed-income securities and cash equivalents, which may include, but are not limited to: (i) short-term obligations of the U.S. and foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits, certificates of deposit and bankers' acceptances of U.S. and foreign banks, (iii) high-quality rated commercial paper of U.S. or foreign issuers, and (iv) repurchase agreements related to the foregoing. The Equity Fund may invest up to 15% of its net assets in illiquid securities.

  OVERSEAS EQUITY FUND. The investment characteristics of the Overseas Equity Fund correspond to those of the International Equity Fund. The International Equity Portfolio will normally invest at least 80% of its total assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations. The common stock in which the International Equity Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The principal investments of the International Equity Portfolio will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East, although the Portfolio may invest up to 20% of its assets in equity securities of companies in emerging markets. See "Additional Risk Factors and Policies -- Foreign Securities -- Emerging Markets." The International Equity Portfolio intends to have at least three different countries represented in its portfolio. It is the current intention of the International Equity Portfolio to invest primarily in companies with large market capitalizations. The International Equity Portfolio seeks to outperform the Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index, a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The International Equity Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

  Under exceptional conditions abroad or when, in the opinion of CGTC (the "International Equity Sub-Adviser"), economic or market conditions warrant, the International Equity Portfolio may temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, obligations of domestic or foreign governments and their political subdivisions ("Government Securities"), and nonconvertible preferred stock, or hold its assets in cash or equivalents. Debt securities purchased by the International Equity Portfolio will be limited to those rated, at the time of investment, in the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the International Equity Sub-Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category are considered to have some speculative characteristics. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but, in the International Equity Sub-Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options may be used to hedge the currency risk. See "Additional Risk Factors and Policies -- Forward Foreign Currency Contracts and Options on Foreign Currencies."

  As described under "Management of the Trust and the Portfolio Trust--Sub-Advisers," CGTC, the International Equity Portfolio's Sub-Adviser, uses a system of multiple portfolio managers pursuant to which the Portfolio is divided into segments which are assigned to individual portfolio managers. Within investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.

  Because of the risks associated with common stocks and other equity investments, the International Equity Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. The International Equity Sub-Adviser seeks to reduce these risks by diversifying the portfolio as well as by monitoring broad economic trends and corporate and legislative developments.

  OPPORTUNITY FUND. The investment characteristics of the Opportunity Fund correspond to those of the Small Cap Equity Portfolio. The Small Cap Equity Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its assets in equity securities (consisting of common stocks, preferred stocks, and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities) of Emerging Growth Companies. Emerging Growth Companies generally would have small (under $1 billion) market capitalizations and would have annual gross revenues ranging from $10 million to $1 billion, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized. However, the Small Cap Equity Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment. The Small Cap Equity Portfolio may invest up to 20% (and generally expects to invest between 5% and 10%) of its assets in foreign securities (excluding ADRs) (see "Additional Risk Factors and Policies -- Foreign Securities" below).

  Although the Small Cap Equity Portfolio will invest primarily in common stocks, the Portfolio may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.

  In addition to the above, the Small Cap Equity Portfolio may engage in certain investment techniques as described below under the caption "Additional Risk Factors and Policies". The Small Cap Equity Portfolio's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the Statement of Additional Information and as described below under the caption "Additional Risk Factors and Policies".

  When MIA (the "Small Cap Equity Sub-Adviser") believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Small Cap Equity Portfolio's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities that the Small Cap Equity Portfolio may invest in includes Government securities: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

                           ADDITIONAL RISK FACTORS
                                 AND POLICIES

DERIVATIVES
  The Fixed Income Portfolio and International Equity Portfolio may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. A mutual fund, of course, derives its value from the value of the investments it holds and so might even be called a "derivative." Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fixed Income and International Equity Portfolios may use derivatives for hedging purposes, cash management purposes, as a substitute for investing directly in fixed income instruments, and to enhance return when their Sub- Advisers believe the investment will assist the Portfolios in achieving their investment objectives. A description of the derivatives that the Fixed Income and International Equity Portfolios may use and some of their associated risks follows.

OPTIONS AND FUTURES TRANSACTIONS
  The Fixed Income Portfolio, Small Cap Equity Portfolio and Equity Fund may invest in financial futures contracts, options on futures contracts and options on securities (collectively, "futures and options"). In addition, the Fixed Income Portfolio, International Equity Portfolio, Small Cap Equity Portfolio and Equity Fund may invest in foreign currency futures contracts and options on foreign currencies and foreign currency futures. The International Equity Portfolio may only do so for hedging purposes. The Small Cap Equity Portfolio may also enter into contracts based on indexes of securities and write covered call and put options and purchase call and put options on domestic or foreign stock indices. The New York Tax-Free Bond Fund may enter into transactions in futures contracts on any fixed income securities and indexes of municipal securities. The New York Tax-Free Bond Fund may only do so for hedging purposes and not for speculation. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security, currency or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying instrument.

  The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the return of the Portfolios and the Funds. While the use of these instruments by the Portfolios and the Funds may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Sub-Advisers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, options and futures strategies may lower a Portfolio's or Fund's return. Certain strategies limit the potential of the Portfolios or the Funds to realize gains as well as limit its exposure to losses. The Portfolios and the Funds could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when the Portfolios or the Funds seek to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Portfolios and the Funds from liquidating an unfavorable position and the Portfolios or the Funds would remain obligated to meet margin requirements until the position is closed. In addition, the Portfolios and the Funds will incur transaction costs, including trading commissions and options premiums, in connection with its futures and options transactions, and these transactions could significantly increase a Portfolio's or Fund's turnover rate.

  The Fixed Income Portfolio will not enter into futures contracts or options thereon to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets. The Fixed Income Portfolio will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money," do not exceed 5% of the Fixed Income Portfolio's net assets. The Portfolios and Funds will segregate assets or "cover" its positions consistent with requirements under the 1940 Act. The Fixed Income Portfolio may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Small Cap Equity Portfolio may enter into futures contracts for hedging purposes, in order to protect the Portfolio's current or intended investments from the effects of changes in interest or exchange rates and for non-hedging purposes, to the extent permitted by applicable law. However, the Small Cap Equity Portfolio will not enter into any futures contracts if immediately thereafter the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of its total assets. The Small Cap Equity Portfolio may also purchase and write options on futures contracts for the purpose of protecting against declines in the value of portfolio securities or against increases in the cost of securities to be acquired, or for non-hedging purposes. The Small Cap Equity Portfolio may write options on domestic or foreign stock indices for the purpose of increasing its current income and/or to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired.

  The Equity Fund may write covered call options (which are considered derivatives) which are traded on a national securities exchange with respect to securities in the portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. The Small Cap Equity Portfolio may write covered put and call options on securities and purchase put and call options on securities that are traded on foreign or U.S. securities exchanges and over the counter. The Small Cap Equity Portfolio will write options on securities for the purpose of increasing its return and/or protecting the value of its portfolio. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the option writer forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds the net premium). The Equity Fund also may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Equity Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Equity Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus.

  The Small Cap Equity Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
  Forward foreign currency exchange contracts ("forward contracts") are intended to minimize the risk of loss to the Fixed Income, International Equity and Small Cap Equity Portfolios and the Equity Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fixed Income Portfolio and International Equity Portfolio may not enter into such contracts for speculative purposes. The Fixed Income Portfolio has no specific limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, except that the Portfolio will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management. The Small Cap Equity Portfolio may enter into such contracts for hedging purposes or for non-hedging purposes, to the extent permitted by applicable law. By entering into transactions in Forward Contracts, however, the Portfolios may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Portfolios may sustain losses which will reduce its gross income. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges.

  A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security.

  The Fixed Income and International Equity Portfolios may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

  The Small Cap Equity Portfolio may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Small Cap Equity Sub-Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies.

  The Fixed Income Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Fixed Income Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fixed Income Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

  There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with the Fixed Income Portfolio's obligation under the forward contract. On the date of maturity the Fixed Income Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Fixed Income Sub-Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Sub-Adviser will be able to do so. When the Fixed Income Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

FOREIGN SECURITIES
  The Fixed Income Portfolio, Equity Fund, International Equity Portfolio and Small Cap Equity Portfolio may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on the Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of the Portfolios, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends and interest payments from foreign securities may be withheld at the source. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions.

  The Small Cap Equity Portfolio may invest in securities of foreign growth companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. The Small Cap Equity Portfolio may also invest in securities of issuers located in countries with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth ("Emerging Markets").

  Emerging Markets. Investing in emerging market countries presents greater risk than investing in foreign issuers in general. A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on the Portfolio's investments.

  Investing in formerly communist East European countries involves the additional risk that the government or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the fall of communism and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or a return to a completely centrally planned economy. The International Equity Portfolio does not currently intend to invest a significant portion of its assets in formerly communist East European countries.

  With respect to the International Equity Portfolio, "emerging markets" include any country which in the opinion of the International Equity Sub- Adviser is generally considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the World Bank) and the International Monetary Fund. Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The International Equity Portfolio may invest up to 20% of its assets in the equity securities of companies based in emerging markets.

  With respect to the Small-Cap Equity Fund, Emerging Markets include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above.

  With respect to the International Equity Portfolio, a company in an emerging market is one that: (i) is domiciled and has its principal place of business in an emerging market or (ii) (alone or on a consolidated basis) derives or expects to derive a substantial portion of its total revenue from either goods produced, sales made or services performed in emerging markets. With respect to the Small Cap Equity Fund, the company's principal activities are deemed to be located in a particular country if: (a) the company is organized under the laws of, and maintains a principal office in that country; (b) the company has its principal securities trading market in that country, (c) the company derives 50% or more of its total revenues from goods sold or services performed in that country; or
(d) the company has 50% or more of its assets in that country.

  Sovereign and Supranational Debt Obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational organizations ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to prepay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospectus for repayment of principal and interest may depend on political as well as economic factors.

DEPOSITARY RECEIPTS
  The International Equity Portfolio may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"), or other similar securities convertible into securities of foreign issuers. The Small Cap Equity Portfolio may invest in ADRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing the deposit with such bank or company of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

  EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by foreign bank and trust companies that evidence ownership of either foreign or domestic underlying securities. IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

HIGH YIELD/HIGH RISK SECURITIES
  Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. In addition, securities rated Baa (Moody's) and BBB (S&P) are considered to have some speculative characteristics.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fixed Income Portfolio to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fixed Income Portfolio were investing in higher quality securities.

  High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, the Fixed Income Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of the Fixed Income Portfolio. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

  The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Sub-Adviser does not rely solely on credit ratings when selecting securities for the Fixed Income Portfolio, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a security held by the Fixed Income Portfolio, the Portfolio may retain the security if the Sub-Adviser deems it in the best interest of investors.

FIXED INCOME SECURITIES
  To the extent a Fund or Portfolio invests in fixed income securities, the net asset value of the Fund or Portfolio may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Small Cap Equity Portfolio has no restrictions with respect to the maturities or duration of the fixed income securities it holds. A Fund's or Portfolio's investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than a Fund's or Portfolio's shorter-term obligations. Fixed income securities in which the Small Cap Equity Portfolio may invest include bonds (including zero coupon bonds, deferred interest bonds and payable in-kind bonds), debentures, mortgage securities, notes, bills, commercial paper, obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit, as well as debt obligations which may have a call on common stock by means of a conversion privilege or attached warrants.

ZERO COUPON OBLIGATIONS
  The Fixed Income Portfolio may invest in zero coupon obligations, which are fixed-income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The Fixed Income Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fixed Income Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income-producing assets with these funds. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields that those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

CONVERTIBLE SECURITIES
  Although the Equity Fund's and International Equity Portfolio's equity investments consist primarily of common and preferred stocks, the Fund and the Portfolio may buy securities convertible into common stock if, for example, the Sub-Advisers believe that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase by the International Equity Portfolio and the Equity Fund consist of convertible bonds, convertible preferred stocks, warrants and rights. See "Additional Risk Factors and Policies -- Warrants" below and the Statement of Additional Information for a discussion of these instruments.

WARRANTS
  The International Equity Portfolio and the Equity Fund each may invest up to 10% of their net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. With respect to the International Equity Portfolio, warrant positions will not be used to increase the leverage of the Portfolio. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

MORTGAGE-RELATED SECURITIES
  Mortgage-Backed Securities. The Fixed Income Portfolio may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, the Fixed Income Portfolio's mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other fixed income securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

  Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

  Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

  Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

  Credit risk reflects the risk that the Fixed Income Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

  For further information, see the Statement of Additional Information.

  Stripped Mortgage-Backed Securities. The Fixed Income Portfolio may invest in Stripped Mortgage-Backed Securities ("SMBS") which are derivative multi- class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The Fixed Income Portfolio's investments in SMBS will be limited to 10% of net assets.

  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The cash flows and yields on IO and PO classes can be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

  Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to the Fixed Income Portfolio's limitations on investment in illiquid securities. For further information on these securities, see the Statement of Additional Information.

  Other Asset-Backed Securities. The Fixed Income Portfolio may invest in securities representing interests in other types of financial assets, such as credit card receivables, automobile loan and lease receivables, aircraft lease receivables, home equity loan receivables, manufactured housing receivables, equipment loan and lease receivables, and student loan receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks and risks of foreclosure. They may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers. For further information on these securities, see the Statement of Additional Information.

EURODOLLAR AND YANKEE BANK OBLIGATIONS
  The Fixed Income Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee bank) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from freely flowing across its borders. Other risks include: adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

REPURCHASE AGREEMENTS
  The Fixed Income Portfolio, New York Tax-Free Bond Fund, Equity Fund, International Equity Portfolio and Small Cap Equity Portfolio may invest in repurchase agreements. The Fixed Income Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. With respect to the New York Tax- Free Bond Fund, Equity Fund and International Equity Portfolio, the Adviser is authorized to enter into repurchase agreements on behalf of the Fund only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York). The Equity Fund may also enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange, recognized domestic or foreign securities dealers or institutions which an Equity Sub-Adviser has determined to be comparable credit worthiness. The Small Cap Equity Portfolio may enter into repurchase agreements in order to earn income or available cash or as a temporary defensive measure. Repurchase agreements are transactions by which a Portfolio or Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Advisor or Sub-Advisers will continually monitor the value of the underlying securities to ensure that their value, including accrued interest, always equals or exceeds the repurchase price. Repurchase agreements are considered to be loans collateralized by the underlying security under the 1940 Act, and therefore will be fully collateralized.

  The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolios or Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolios or Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolios or Fund may not be able to substantiate its interest in the underlying securities. While the managements of the Trust and the Portfolio Trust acknowledge these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. As discussed in the Statements of Additional Information, the Fixed Income, International Equity and Small Cap Equity Portfolios and the New York Tax-Free Bond and Equity Funds have adopted certain procedures to minimize the risks of investing in repurchase agreements.

ILLIQUID INVESTMENTS
  The New York Tax-Free Bond Fund, Equity Fund, Fixed Income Portfolio, International Equity Portfolio and Small Cap Equity Portfolio may invest up to 15% of their net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or, in the case of the Fixed Income Portfolio only, commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid in accordance with guidelines established by the Portfolio Trust's Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices. The New York Tax-Free Bond Fund and International Equity Portfolio have separate policies that no more than 10% of their net assets may be invested in securities which are restricted as to resale, including Rule 144A and Section 4(2) securities. The Fixed Income Portfolio has a policy that no more than 25% of its net assets may be invested in securities which are restricted as to resale, including Rule 144A and Section 4(2) securities.

  Each Sub-Adviser may determine that a particular Rule 144A security is liquid and thus not subject to the Fixed Income Portfolio's, International Equity Portfolio's, Small Cap Equity Portfolio's or Equity Fund's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that a Sub-Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of a Portfolio's or Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

BRADY BONDS
  A portion of the Fixed Income Portfolio's assets may be invested in certain debt obligations customarily referred to as Brady Bonds, which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former Treasury Secretary Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and are actively traded in the over-the-counter secondary market. Brady Bonds have been issued by the governments of Argentina, Costa Rica, Mexico, Nigeria, Uruguay, Venezuela, Brazil and the Philippines, as well as other emerging markets countries. Most Brady Bonds are currently rated below BBB by S&P or Baa by Moody's. In light of the risk characteristics of Brady Bonds (including uncollateralized repayment of principal at maturity for some instruments) and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative. For further information on these securities, see the Statement of Additional Information.

FLOATING AND VARIABLE RATE OBLIGATIONS
  Certain obligations that the Fixed Income Portfolio may purchase may have a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rates, and at specified intervals. Certain floating or variable rate obligations that may be purchased by the Portfolio may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. The demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under "Foreign Securities," above.

VARIABLE RATE INSTRUMENTS
  Variable rate instruments that the Adviser may purchase on behalf of the New York Tax-Free Bond Fund provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

  Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, the New York Tax-Free Bond Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the New York Tax-Free Bond Fund's yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument's yield is based may not rise and fall to the same extent or as quickly as the general market for Municipal Obligations. These instruments are considered derivitives and the value of such instruments may be more volatile than other floating rate Municipal Obligations.

  For additional information concerning variable rate instruments, see "Investment Objective, Policies and Restrictions -- Variable Rate Instruments" in the Statement of Additional Information.

INVERSE FLOATING RATE OBLIGATIONS
  The Fixed Income Portfolio may invest in inverse floating rate obligations ("inverse floaters"). Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS
  As a temporary defensive measure, the Fixed Income Portfolio may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Fixed Income Portfolio may not invest in time deposits maturing in more than seven days. The Portfolio will limit its investment in time deposits maturing from two business days through seven calendar days to 15% of its total assets.

  The Fixed Income Portfolio will not invest in any obligation of a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the "FDIC"),
(ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Sub-Adviser to be of an investment quality comparable with other debt securities which may be purchased by the Fixed Income Portfolio.

  The Fixed Income Portfolio may also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as a temporary defensive measure. Euro and Yankee dollar investments will involve some of the same risks as investing in foreign securities, as described above and in the Statement of Additional Information.

LOANS OF PORTFOLIO SECURITIES
  The International Equity and Small Cap Equity Portfolios and the Equity Fund may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, the International Equity and Small Cap Equity Portfolios will not lend their portfolio securities to the extent that greater than one-third of each Portfolios total assets, at fair market value, would be committed to loans at that time. The Equity Fund will not lend its portfolio securities to the extent that greater than 30% of its total assets, at fair market value, would be committed to loans at that time.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES AND MUNICIPAL
OBLIGATIONS
  The Fixed Income Portfolio and International Equity Portfolio may purchase and sell securities on a when-issued or firm-commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date. On the settlement date, the market value of the security may be higher or lower than its purchase or sale price under the agreement. If the other party to a when-issued or firm- commitment transaction fails to deliver or pay for the security, the Fixed Income Portfolio and International Equity Portfolio could miss a favorable price or yield opportunity or suffer a loss. The Portfolios will not earn interest on securities until the settlement date. The Fixed Income Portfolio and International Equity Portfolio will maintain in a segregated account with the custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the securities on a when- issued basis.

  New issues of Municipal Obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the Municipal Obligations offered on this basis are each fixed at the time the Trust commits to the purchase for the New York Tax-Free Bond Fund, although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time the Trust commits to purchase the "when-issued" or "forward delivery" Municipal Obligation for the New York Tax-Free Bond Fund and the time delivery and payment are made, the "when-issued" or "forward delivery" Municipal Obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that Municipal Obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" Municipal Obligation is accrued for the New York Tax-Free Bond Fund until delivery occurs. Although the Trust only makes commitments to purchase "when-issued" or "forward delivery" Municipal Obligations for the New York Tax-Free Bond Fund with the intention of actually acquiring them, the Trust may sell these obligations before the settlement date if deemed advisable by the Adviser. Purchasing Municipal Obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" Municipal Obligation may have a lesser (or greater) value at the time of settlement than the New York Tax-Free Bond Fund's payment obligation with respect to that Municipal Obligation. Furthermore, if the Trust sells the "when-issued" or "forward delivery" Municipal Obligation before the settlement date or if the Trust sells other obligations from the New York Tax-Free Bond Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal, New York State or New York City income taxation.

  For additional information concerning "when-issued" or "forward delivery" Municipal Obligations, see "Investment Objective, Policies and Restrictions -- "When-Issued" Municipal Obligations" in the Statement of Additional Information.

SWAPS, CAPS, FLOORS AND COLLARS
  The Fixed Income Portfolio may enter into swap contracts and other similar instruments in accordance with its policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fixed Income Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Fixed Income Portfolio may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

  The swaps in which the Fixed Income Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium) and the other party pays periodic amounts based on the movement of a specified index.

  The Fixed Income Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. The Fixed Income Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging. The Fixed Income Portfolio will not enter into any swap agreement unless the unsecured commercial paper, senior debt or the claims-paying ability of the counterparty is rated AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, rated comparably by another NRSRO or determined by the Sub-Adviser to be of comparable quality.

  Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fixed Income Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Fixed Income Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fixed Income Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fixed Income Portfolio would be less favorable than it would have been if this investment technique were not used.

RISK FACTORS AFFECTING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS
  The Adviser intends to invest a high proportion of the New York Tax-Free Bond Fund's assets in New York Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the New York Tax-Free Bond Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. The Adviser believes that by maintaining the New York Tax-Free Bond Fund's investment portfolio in liquid, shorter-term Municipal Obligations, the Fund is somewhat insulated from the credit risks that may exist for long-term New York Municipal Obligations.

  New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further. See "Investment Objective, Policies and Restrictions -- Special Factors Affecting New York" in the Statement of Additional Information.

PORTFOLIO TURNOVER
  The Sub-Advisers manage the Fixed Income Portfolio, Equity Fund, International Equity Portfolio and Small Cap Equity Portfolio generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the Portfolios and the Fund will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. For the year ended October 31, 1996, the portfolio turnover rate for the Fixed Income Portfolio was 152%. It is expected that the annual turnover rate for the Fixed Income Portfolio will not exceed 250% in subsequent fiscal years. For the year ended October 31, 1996, the portfolio turnover rate for the Equity Fund was 86% and it is expected that in subsequent years that the annual turnover rate for the Fund will not exceed 100%. The portfolio turnover rate for the International Equity Portfolio was 23% for the year ended October 31, 1996 and it is expected that in subsequent years the annual turnover rate for the Portfolio will not exceed 40%. The portfolio turnover rate for the Small Cap Equity Portfolio for the period from September 3, 1996 (commencement of operations) to October 31, 1996 was 51%. Although this figure is reflective of the Small Cap Equity Portfolio's initial period of operations it is anticipated that the portfolio turnover rate for the Small Cap Equity Portfolio may exceed 100% during the Portfolio's first full fiscal year. Because the Fixed Income Portfolio and Small Cap Equity Portfolio have portfolio turnover rates of 100% or more, transaction costs incurred by the Portfolios, and the realized capital gains and losses of the Portfolios, may be greater than those of a fund with a lesser portfolio turnover rate. See "Portfolio Transactions" and "Tax Matters" below.

  The Adviser fully manages the New York Tax-Free Bond Fund's portfolio by buying and selling securities, as well as by holding selected securities to maturity. In managing the New York Tax-Free Bond Fund's portfolio, the Trust seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies which are used in managing the New York Tax-Free Bond Fund's portfolio, which include adjusting the average maturity of the New York Tax- Free Bond Fund's portfolio in anticipation of a change in interest rates, see "Investment Objective, Policies and Restrictions -- Portfolio Management" in the Statement of Additional Information.

  For the year ended October 31, 1996, the portfolio turnover rate for the New York Tax-Free Bond Fund was 178%. The Adviser anticipates that in subsequent years the annual turnover rate of the New York Tax-Free Bond Fund's assets generally will not exceed 300%. The Trust engages in portfolio trading for the New York Tax-Free Bond Fund if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Fund. Expenses to the New York Tax-Free Bond Fund, including brokerage commissions, and the realization of capital gains which are taxable to the Fund's shareholders tend to increase as the portfolio turnover increases.

  The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For a further discussion of portfolio transactions, see "Investment Objective, Policies and Restrictions -- Portfolio Transactions" in the Statements of Additional Information.

  The Trust may, in the future, seek to achieve the investment objectives of the New York Tax-Free Bond Fund or Equity Fund by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Funds. In such event, the Funds' Investment Advisory Contracts or Investment Management Contracts would be terminated and the administrative services fees paid by the Funds would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Funds and such other investment companies will be less than or approximately equal to the expenses which the Funds would incur if the Trust were to continue to retain the services of an investment advisers for the Funds and the assets of the Funds were to continue to be invested directly in portfolio securities.

  The investment policies of the Funds and the Portfolios are described above. Except as otherwise stated, these investment policies may be changed by the Board of Trustees of the Trust without approval by the shareholders of the Funds. The Statement of Additional Information includes a further discussion of investment policies, including the investment of the New York Tax-Free Bond Fund's assets in participation interests and the use of futures contracts to protect the Fund to some extent from fluctuations in interest rates, and a listing of the specific investment restrictions which govern the investment policies of the Fund, including a restriction that not more than 10% of the Fund's net assets may be invested in securities that are not readily marketable, such as repurchase agreements maturing in more than seven days. Although the Trust currently does not borrow money on behalf of the New York Tax-Free Bond Fund for the purpose of leveraging, these restrictions permit the Trust to borrow money on behalf of the Fund for certain other purposes in amounts up to 33 1/3% of the Fund's net assets (although no securities will be purchased for the Fund at any time at which borrowings exceed 5% of the Fund's total assets taken at market value). These specific investment restrictions and the fundamental policy described above may not be changed without the approval of New York Tax-Free Bond Fund shareholders. If a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made, or assets are so utilized, a later change in percentage resulting from changes in the value of the New York Tax-Free Bond Fund's portfolio securities or a later change in the rating of a portfolio security are not considered a violation of policy.

                           INVESTMENT RESTRICTIONS

  Each of the Funds and the Portfolios has adopted certain investment restrictions designed to reduce exposure to specific situations (except that none of these investment restrictions shall prevent the Funds from investing all of their Assets in a registered investment company with substantially the same investment objective). These investment restrictions are set forth in the Statements of Additional Information.

  Certain limitations described in the Statements of Additional Information are fundamental and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the respective Portfolio or Fund, as the case may be. The other investment restrictions described in the Statements of Additional Information are not fundamental policies meaning that the Board of Trustees of the Portfolio Trust may change them without investor approval. If a percentage limitation on investment or utilization of assets as set forth in the Statements of Additional Information is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Fund's or Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

          SPECIAL INFORMATION CONCERNING THE TWO-TIER FUND STRUCTURE

  The Trust, which is an open-end investment company, seeks to achieve the investment objectives of the Bond Fund, Overseas Equity Fund and Opportunity Fund by investing all of each Fund's investable assets in the Fixed Income Portfolio, International Equity Portfolio, and the Small Cap Equity Portfolio, respectively, series of a separate open-end investment company with the same investment objectives as each respective Fund. Other mutual funds or institutional investors may invest in the Portfolios on the same terms and conditions as the Funds. However, these other investors may have different sales commissions and other operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolios is available by calling the Sponsor at (614) 470-8000. The two-tier investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.

  The investment objectives of the Funds may be changed without the approval of the shareholders of the Funds and the investment objectives of the Portfolios may be changed without the approval of the investors in the Portfolios. Shareholders of the Funds shall receive 30 days prior written notice of any change in the investment objective of a Fund or a Portfolio. For a description of the investment objectives, policies and restrictions of the Portfolios, see "Investment Objectives and Policies" above.

  Except as permitted by the Securities and Exchange Commission, whenever the Trust is requested to vote on a matter pertaining to a Portfolio, the Trust will hold a meeting of the shareholders of the corresponding Fund and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Trust votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

  The Trust may withdraw a Fund's investment in its corresponding Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Trustees of the Trust determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the corresponding Portfolio. In the event the Trustees of the Trust were unable to accomplish either, the Trustees will determine the best course of action.

  As with traditionally structured funds which have large investors, the actions of such large investors may have a material affect on smaller investors. For example, if a large investor withdraws from a Portfolio, a small remaining fund may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk.

  For descriptions of the management and expenses of the Portfolios, see "Management of the Trust and the Portfolio Trust" below and in the Statements of Additional Information.

               MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST

  The business and affairs of the Trust and the Portfolio Trust are managed under the direction of their respective Boards of Trustees. The Trustees of each of the Trust and the Portfolio Trust are Frederick C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. Additional information about the Trustees, as well as the executive officers of the Trust and the Portfolio Trust, may be found in the Statements of Additional Information under the caption "Management of the Trust and the Portfolio Trust -- Trustees and Officers".

  A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust and of the Portfolio Trust. Under the conflicts of interest procedures, the Trustees will review on a quarterly basis any potential conflicts of interests after consulting with Fund counsel, the Manager and the Fund Administrator. If a potential conflict of interest arises, the Board of Trustees of the entity that may be adversely affected will take such action as is reasonably appropriate to resolve the conflict, up to and including establishing a new Board of Trustees for such entity. See "Management of the Trust and the Portfolio Trust" in the Statements of Additional Information for more information about the Trustees and the executive officers of the Trust and the Portfolio Trust.

INVESTMENT MANAGER/ADVISER
  Republic, whose address is 452 Fifth Avenue, New York, New York 10018, serves as investment manager to the Portfolios pursuant to Investment Management Contracts with the Portfolio Trust. Subject to the general guidance and the policies set by the Trustees of the Portfolio Trust, Republic provides general supervision over the investment management functions performed by the Sub-Advisers. For its services under the Investment Management Contracts, the Manager is entitled to receive from the Portfolio Trust fees, payable monthly, at the annual rate of 0.20% of the Fixed Income Portfolio's average daily net assets and at the annual rate of 0.25% of each of the International Equity Portfolio's and Small Cap Equity Portfolio's average daily net assets. The Manager is currently waiving these fees.

  Republic also serves as investment adviser to the New York Tax-Free Bond Fund. The Adviser manages the investment and reinvestment of the assets of the New York Tax-Free Bond Fund and continuously reviews, supervises and administers the Fund's investments pursuant to an Investment Advisory Contract. Subject to such policies as the Board of Trustees may determine, the Adviser places orders for the purchase and sale of the New York Tax-Free Bond Fund's investments directly with brokers or dealers selected by it in its discretion. The Adviser does not place orders with the Distributor. Ms Debra L. Crovicz, Vice President of Republic, is the individual who is primarily responsible for the day-to-day management of the New York Tax-Free Bond Fund's portfolio. Prior to joining Republic, Ms Crovicz was a senior portfolio manager at Citibank, N.A. where she managed approximately $1.5 billion in tax-exempt bond portfolios and was a portfolio manager and trader in the Fixed Income Department of United States Trust Company of New York. For its services under the Investment Advisory Contract, the Adviser receives from the New York Tax-Free Bond Fund a fee, payable monthly, at the annual rate of 0.25% of the Fund's average daily net assets. Republic is currently waiving this fee.

  Republic also serves as investment manager to the Equity Fund pursuant to an Investment Management Contract with the Trust. For its services to the Equity Fund, the Manager is paid a fee by the Equity Fund, computed daily and based on the Fund's average daily net assets, equal on an annual basis to 0.175% of the Fund's average daily net assets.

  Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. As of March 31, 1996, Republic was the 11th largest commercial bank in the United States measured by deposits and the 14th largest commercial bank measured by shareholder equity. Republic or an affiliate of Republic serves as investment adviser to the other series of the Trust. Republic currently provides investment advisory services for individuals, trusts, estates and institutions.

  Republic and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations purchased for the Funds or Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased. With respect to the New York Tax-Free Bond Fund, Republic and its affiliates deal, trade and invest for their own accounts in Municipal Obligations and are dealers of various types of Municipal Obligations. Republic and its affiliates may sell Municipal Obligations to, and purchase them from, other investment companies sponsored by BISYS. The Adviser will not invest any New York Tax- Free Bond Fund assets in any Municipal Obligation purchased from itself or any affiliate, although under certain circumstances such obligations may be purchased from other members of an underwriting syndicate in which Republic or an affiliate is a non-principal member. This restriction should not limit the amount or type of Municipal Obligations available to be purchased for the Fund.

  Republic has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Republic or in the possession of any affiliate of Republic.

  Based upon the advice of counsel, Republic believes that the performance of investment advisory and other services for the Funds and Portfolios will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Republic from continuing to perform such services for the Funds and Portfolios. If Republic were prohibited from acting as investment manager to the Funds and Portfolios, it is expected that the Trust's Board of Trustees would recommend to Fund shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

SUB-ADVISERS
  Bond Fund. MAS continuously manages the investment portfolio of the Fixed Income Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, the Fixed Income Sub-Adviser is paid a fee by the Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.375% of net assets up to $50 million, 0.25% of net assets over $50 million up to $95 million, $300,000 of net assets over $95 million up to $150 million, 0.20% of net assets over $150 million up to $250 million, and 0.15% of net assets over $250 million. It is the responsibility of the Fixed Income Sub-Adviser not only to make investment decisions for the Fixed Income Portfolio, but also to place purchase and sale orders for the portfolio transactions of the Portfolio. See "Portfolio Transactions."

  MAS, whose address is One Tower Bridge, West Conshohocken, Pennsylvania 19428, is a Pennsylvania limited partnership founded in 1969. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. As of March 31, 1996, MAS had in excess of $36.2 billion in assets under management.

  On January 3, 1996, Morgan Stanley Group Inc. acquired MAS in a transaction in which Morgan Stanley Asset Management Holdings Inc., an indirect wholly owned subsidiary of Morgan Stanley Group Inc., became the sole general partner of MAS. Morgan Stanley Asset Management Holdings Inc. and two other wholly owned subsidiaries of Morgan Stanley Group Inc. became the limited partners of MAS. Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries are engaged in a wide range of financial services.

  Kenneth B. Dunn, whose business experience for the past five years is provided below, is the individual portfolio manager responsible for management of the Fixed Income Portfolio.

        Partner, MAS, since prior to 1991. Portfolio Manager, MAS Fixed Income and MAS Domestic Fixed Income Portfolios, since 1987; MAS Fixed Income II Portfolio, since 1990; MAS Mortgage- Backed Securities and Special Purpose Fixed Income Portfolios, since 1992; and, MAS Municipal and PA Municipal Portfolios, since 1994.

  Equity Fund. Alliance and Brinson each continuously manages a portion of the investment portfolio of the Equity Fund, subject to the supervision and direction of the Manager, pursuant to a Sub-Advisory Agreement with the Manager. The Manager determines the allocation of the Equity Fund's assets between Alliance and Brinson. For their services, Alliance and Brinson are each paid a fee by the Equity Fund, computed daily and based on the Fund's average daily net assets allocated to such Equity Sub-Adviser for management, equal on an annual basis to 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets over $200 million. It is the responsibility of each Equity Sub-Adviser not only to make investment decisions for the Equity Fund, but also to place purchase and sale orders for the Portfolio transactions of the Fund.

  Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is a leading international investment manager supervising client accounts with assets as of September 30, 1996 totalling approximately $173.7 billion. Alliance has six offices in the United States, and subsidiaries of Alliance operate out of offices in Bahrain, Istanbul, London, Luxembourg, Mumbai (Bombay), Paris, Singapore, Sao Paulo, Sydney, Tokyo and Toronto. Alliance and its subsidiaries employ over 1,300 persons worldwide.

  Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising 110 separate investment portfolios currently have over two million shareholders. There are 20 other non-U.S. investment companies comprising 20 separate investment portfolios also managed by Alliance. As of September 30, 1996, Alliance was retained as an investment manager of employee benefit fund assets for 33 of the Fortune 100 companies.

  Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and conducts no other active business. Units representing assignment of beneficial ownership of limited partnership interests of Alliance are publicly traded on the New York Stock Exchange. As of September 30, 1996, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 57.4% of the outstanding units of Alliance. ACMC, ECMC, and ACMC, Inc. are wholly owned subsidiaries of Equitable. Equitable, a New York life insurance company, had total assets as of June 30, 1996 of over $70.9 billion. Equitable is a wholly owned subsidiary of The Equitable Companies Incorporated, a Delaware corporation ("ECI"), whose shares are publicly traded on the New York Stock Exchange. As of March 1, 1996, AXA, a French insurance holding company, owned 63.9% of the issued and outstanding shares of the common stock of ECI.

  John L. Blundin, an Executive Vice President and Portfolio Manager, and Christopher Toub, a Senior Vice President and Equity Portfolio Manager, have primary portfolio management responsibility for the Equity Fund's assets allocated to Alliance. Mr. Blundin has 32 years of investment experience, including 24 years of experience as a portfolio manager at Alliance. Mr. Toub has 16 years of investment experience, including five years of experience as a portfolio manager at Alliance. Prior to joining Alliance in 1992, Mr. Toub was a Portfolio Manager at Marcus, Schloss, & Co.

  Brinson, a Delaware corporation, is an investment management firm managing, as of June 30, 1996, approximately $58 billion, primarily for pension and profit sharing institutional accounts. Brinson was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson has offices in Basel, London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson is an indirect wholly owned subsidiary of Swiss Bank Corporation ("Swiss Bank"), Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson also serves as the investment advisor to seven other investment companies.

  Jeffrey J. Diermeier, Managing Partner-U.S. Equities at Brinson, has primary portfolio management responsibility for the Fund's assets allocated to Brinson. Mr. Diermeier has 21 years of investment experience at Brinson.

  Overseas Equity Fund. CGTC continuously manages the investment portfolio of the International Equity Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, the International Equity Sub-Adviser is paid a fee by the International Equity Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.70% of net assets up to $25 million, 0.55% of net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets over $250 million. It is the responsibility of the International Equity Sub-Adviser not only to make investment decisions for the International Equity Portfolio, but also to place purchase and sale orders for the portfolio transactions of the Portfolio. See "Portfolio Transactions."

  CGTC, which was founded in 1968, is a wholly owned subsidiary of The Capital Group Companies, Inc., both of which are located at 333 South Hope Street, Los Angeles, California 90071. As of December 31, 1996 CGTC managed in excess of $56 billion of assets primarily for large institutional clients. CGTC's research activities are conducted by affiliated companies with offices in Los Angeles, San Francisco, New York, Washington, D.C., Atlanta, London, Geneva, Singapore, Hong Kong and Tokyo.

  Capital Research and Management Company ("CRMC"), another wholly owned subsidiary of The Capital Group Companies, Inc., provides investment advisory services to the following mutual funds, which are know collectively as the American Funds Group: AMCAP Fund, American Balanced Fund, American High Income Municipal Bond Fund, American High Income Trust, American Mutual Fund, The Bond Fund of America, The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Bond Fund, EuroPacific Growth Fund, Fundamental Investors, The Growth Fund of America, Income Fund of America, Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax- Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Smallcap World Fund, The Tax-Exempt Bond Fund of America, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, The Tax-Exempt Money Fund of America, The American Funds Income Series, The U.S. Treasury Money Fund of America, Washington Mutual Investors Fund, and Capital World Growth and Income Fund. CRMC also provides investment advisory services to: American Variable Insurance Series and Anchor Pathway Fund, which are used exclusively as underlying investment vehicles for variable insurance contracts and policies, and to Endowments, Inc. and Bond Portfolio for Endowments, Inc., whose shares may be owned only by tax-exempt organizations. Capital International, Inc., an indirect wholly owned subsidiary of The Capital Group Companies, Inc., provides investment advisory services to Emerging Markets Growth Fund, Inc., which is a closed-end investment company.

  The following persons are primarily responsible for portfolio management of the International Equity Portfolio: David Fisher, Vice Chairman of CGTC, has had 31 years experience as an investment professional (27 years with CGTC or its affiliates); Harmut Giesecke, Senior Vice President and Director of Capital International, Inc., has had 25 years experience as an investment professional (24 years with CGTC or its affiliates); Nancy Kyle, Senior Vice President of CGTC, has had 23 years experience as an investment professional (6 years with CGTC or its affiliates; from 1980 to 1990, Ms. Kyle was managing director of J.
P. Morgan Investment Management, Inc.); John McIlwraith, Senior Vice President of CGTC, has had 27 years experience as an investment professional (13 years with CGTC or its affiliates); Robert Ronus, President of CGTC, has had 28 years experience as an investment professional (24 years with CGTC or its affiliates); and Nilly Sikorsky, Director of The Capital Group Companies, Inc., has had 34 years experience as an investment professional, all of which was with CGTC or its affiliates.

  Opportunity Fund. MIA continuously manages the investment portfolio of the Small Cap Equity Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, the Small Cap Equity Sub-Adviser is paid a fee by the Small Cap Equity Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.75% of assets up to $50 million and 0.60% of assets in excess of $50 million. It is the responsibility of the Small Cap Equity Sub-Adviser not only to make investment decisions for the Small Cap Equity Portfolio, but also to place purchase and sale orders for the portfolio transactions of the Portfolio. See "Portfolio Transactions."

  The Small Cap Equity Sub-Adviser, together with its parent company, Massachusetts Financial Services Company ("MFS"), is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $45.9 billion on behalf of approximately 2.1 million investor accounts as of July 31, 1996. As of such date, the MFS organization managed approximately $22.1 billion of assets invested in equity securities, approximately $19.5 billion of assets invested in fixed income securities, and $4.0 billion of assets invested in securities of foreign issuers and non-U.S. dollar securities. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.

  MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Weschsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial will share their views on a variety of investment-related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS will have access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial will have access to the extensive U.S. equity investment expertise of MFS. One or more MFS investment analysts are expected to work for an extended period with Foreign & Colonial's portfolio managers and investment analysts at their offices in London. In return, one or more Foreign & Colonial employees are expected to work in a similar manner at MFS' Boston offices.

  In certain instances there may be securities which are suitable for the Small Cap Equity Portfolio as well as for portfolios of other clients of the Small Cap Equity Sub-Adviser or MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Small Cap Equity Portfolio is concerned, in other cases, however, it may produce increased investment opportunities for the Portfolio.

  The portfolio managers of the Small Cap Equity Portfolio are John W. Ballen and Brian Stack, Senior Vice President and Vice President respectively, of the Small Cap Equity Sub-Adviser. Mr. Ballen has been employed as a portfolio manager by the Small Cap Equity Sub-Adviser or MFS since prior to 1991. Mr. Stack has been employed as a portfolio manager or analyst by the Small Cap Equity Sub-Adviser or MFS since prior to 1991.

  MFS also serves as investment adviser to the MFS Family of Funds and to MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life of Canada (U.S.) in connection with the sale of various fixed/variable annuity contracts. MFS and the Small Cap Equity Sub- Adviser also provide investment advice to substantial private clients.

DISTRIBUTOR AND SPONSOR
  BISYS, whose address is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, acts as sponsor and principal underwriter and distributor of Shares of the Funds pursuant to a Distribution Contract with the Trust. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash compensation offered through sales contests; (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Broker-dealers may not use sales of a Fund's Shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid by any Fund or its Shareholders.


  Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Funds monthly for costs and expenses incurred by the Distributor in connection with the distribution of Shares of the Funds and for the provision of certain shareholder services with respect to the Shares. Pursuant to the Class A Plan, the amount of their reimbursement from each Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Investor Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan, the amount of this reimbursement from each Fund may not exceed on an annual basis % of the average daily net assets of the Fund represented by Class B Shares outstanding during the period for which payment is being made. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of Shares and who provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. It is currently intended that the aggregate fees paid to the Distributor pursuant to the Class A Plan and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 0.25% of each Fund's average daily net assets represented by Investor Shares outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis % of each Fund's average daily net assets represented by Class B Shares outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various portfolios of the Trust may be allocated to such portfolios on the basis of average net assets; travel expense is allocated to, or divided among, the particular portfolios for which it is incurred.

  Any payment by the Distributor or reimbursement of the Distributor from the Funds made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Funds are not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount (0.25% per annum of each Fund's average daily net assets represented by Investor Shares outstanding pursuant to the Class A Plan and
    % per annum of each Fund's average daily net assets represented by Class B Shares outstanding pursuant to the Class B Plan) payable under the Distribution Plans in that year.


ADMINISTRATIVE SERVICES PLAN
  The Trust has adopted an Administrative Services Plan with respect to Shares of the Funds which provides that the Trust may obtain the services of an administrator, transfer agent, custodian and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services.

FUND ADMINISTRATOR AND PORTFOLIO ADMINISTRATOR
  Pursuant to an Administration Agreement, BISYS provides the Funds with general office facilities and supervises the overall administration of the Funds and the Portfolios including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Funds and the Portfolios with applicable laws and regulations and arranging for the maintenance of books and records of the Funds and the Portfolios. For its services to the New York Tax-Free Bond Fund and Equity Fund, BISYS receives from each Fund fees payable monthly equal on an annual basis (for the Fund's then-current fiscal year) to 0.10% of the Fund's average daily net assets up to $1 billion; 0.08% of the next $1 billion of such assets; and 0.07% of such assets in excess of $2 billion. For its services to the Bond Fund, Overseas Equity Fund and Opportunity Fund, BISYS receives from each Fund fees payable monthly equal on an annual basis (for the Fund's then-current fiscal year) to 0.05% of the Fund's average daily net assets up to $1 billion; 0.04% of the next $1 billion of such assets; and 0.035% of such assets in excess of $2 billion. For providing similar services to the Portfolios, BISYS (Ireland) receives from each Portfolio fees payable monthly equal on an annual basis (for the Portfolio's then-current fiscal year) to 0.05% of the first $1 billion of a Portfolio's average daily net assets; 0.04% of the next $1 billion of such assets; and 0.035% of such assets in excess of $2 billion.

  BISYS provides persons satisfactory to the respective Boards of Trustees to serve as officers of the Trust and the Portfolio Trust. Such officers, as well as certain other employees of the Trust and of the Portfolio Trust, may be directors, officers or employees of BISYS or its affiliates.

TRANSFER AGENT AND CUSTODIAN
  The Trust has entered into a Transfer Agency Agreement with Investors Bank & Trust Company ("IBT") pursuant to which IBT acts as transfer agent (the "Transfer Agent") for the Funds, and the Portfolio Trust has entered into a Transfer Agent Agreement with Investors Fund Services (Ireland) Limited (also a "Transfer Agent"). The Transfer Agents maintain an account for each shareholder of the Funds and investor in the Portfolios, perform other transfer agency functions, and act as dividend disbursing agent for the Funds. Pursuant to respective Custodian Agreements, IBT also acts as the custodian (the "Custodian") of the assets of the Funds and the Portfolios. The Portfolio Trust's Custodian Agreement provides that the Custodian may use the services of sub-custodians with respect to the Portfolios. The Custodian's responsibilities include safeguarding and controlling each Fund's cash and each Portfolio's cash and securities, and handling the receipt and delivery of securities, determining income and collecting interest on each Portfolio's investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of each Portfolio. Securities held for the Portfolios may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depositary Trust Company. The Custodian does not determine the investment policies of the Funds or the Portfolios or decide which securities will be purchased or sold for the Portfolios. Assets of the Portfolios may, however, be invested in securities of the Custodian and the Portfolio Trust may deal with the Custodian as principal in securities transactions for the Portfolios. For its services, IBT receives such compensation as may from time to time be agreed upon by it and the Trust or the Portfolio Trust.


SHAREHOLDER SERVICING AGENTS
  The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including Republic, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases and redemptions of Shares may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the shareholders of the Funds; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trust; and provides such other related services as the Trust or a shareholder may request. For these services, each Shareholder Servicing Agent receives a fee from each Fund, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. It is currently intended that the aggregate fees paid to the Distributor pursuant to the Class A Plan and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 0.25% of the Fund's average daily net assets represented by Investor Shares outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis % of the Fund's average daily net assets represented by Class B Shares outstanding during the period for which payment is being made.


  The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees.

  The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting securities of open-end investment companies, such as shares of the Funds. The Trust engages banks as Shareholder Servicing Agents on behalf of the Funds only to perform administrative and shareholder servicing functions as described above. The Trust believes that the Glass-Steagall Act should not preclude a bank from acting as a Shareholder Servicing Agent. There is presently no controlling precedent regarding the performance of shareholder servicing activities by banks. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders, and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Funds would suffer any adverse financial consequences as a result of these occurrences.


OTHER EXPENSES
  The Funds bear all costs of their operations other than expenses specifically assumed by the Distributor, Manager, Advisor or the Sub-Advisers. See "Management of the Trust and the Portfolio Trust -- Expenses and Expense Limits" in the Statements of Additional Information. Expenses attributable to the Investor Shares or Class B Shares of the Funds shall be attributed, respectively, to the Investor Shares or Class B Shares of the Funds only. Investor Share Expenses and Class B Share Expenses must include payments made pursuant to their respective Distribution Plan and shareholder servicing agent fees paid pursuant to the Administrative Services Plan. Trust expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all the portfolios in the Trust in relation to the net assets of each portfolio.


                            PORTFOLIO TRANSACTIONS

  To the extent consistent with applicable legal requirements, the Sub- Advisers may place orders for the purchase and sale of portfolio investments for the Portfolios with Republic New York Securities Corporation, subject to obtaining best price and execution for a particular transaction. See the Statements of Additional Information.

                              CLASSES OF SHARES


  In addition to the Investor Shares and Class B Shares of the New York Tax-Free Bond Fund and Equity Fund, the Trust currently offers one other class of shares of these Funds, the Class Y shares (the "Adviser Shares"), pursuant to a separate prospectus. Adviser Shares may have different class expenses, which may affect performance. Investors may obtain information concerning other classes of shares of the New York Tax-Free Bond Fund and Equity Fund directly from their Shareholder Servicing Agent or securities broker, or by calling 1-800-782-8183.


  The Investor Shares have exclusive voting rights with respect to the Plan and the Shareholder Servicing Agent fees paid pursuant to the Administrative Services Plan.

                       DETERMINATION OF NET ASSET VALUE

  The net asset value of a particular share in a Fund is determined on each day on which the New York Stock Exchange is open for regular trading ("Fund Business Day"). This determination is made once during each such day as of 4:00 p.m., New York time, by dividing the value of each Fund's net assets (i.e., the value of its investment in its corresponding Portfolio, if applicable, and other assets less its liabilities, including expenses payable or accrued) by the number of Shares outstanding at the time the determination is made.

  The value of each Fund's investment in its corresponding Portfolio, if applicable, is also determined once daily at 4:00 p.m., New York time, on each day the New York Stock Exchange is open for regular trading ("Portfolio Business Day").

  The determination of the value of a Fund's investment in its corresponding Portfolio is made by subtracting from the value of the total assets of the Portfolio the amount of the Portfolio's liabilities and multiplying the difference by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

  Values of assets in a Fund's portfolio or held by a Portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information.

                              PURCHASE OF SHARES


  Shares may be purchased through Shareholder Servicing Agents or through securities brokers that have entered into a dealer agreement with the Distibutor ("Securities Brokers"). Shares may be purchased at their net asset value next determined after an order is transmitted to and accepted by the Transfer Agent or is received by a Shareholder Servicing Agent or a Securities Broker if it is transmitted to and accepted by the Transfer Agent. Investor Shares of the New York Tax-Free Bond Fund may be purchased without a sales charge. Investor Shares of the Bond Fund, Equity Fund, Overseas Equity Fund and Opportunity Fund are sold subject to a sales charge under most conditions. See "Sales Charges -- Investor Shares" below. Class B Shares of the Funds are not subject to a sales charge when they are purchased but maybe subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge -- Class B Shares" below.


  Purchases are effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. The Trust intends the Funds to be as fully invested at all times as is reasonably practicable in order to enhance the yield on their assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for shares to the Transfer Agent.


  While there is no sales load on purchases of Investor Shares of the New York Tax-Free Bond Fund, the Distributor may receive fees from the Funds. See "Management of the Trust -- Distributor and Sponsor." Other funds which have investment objectives similar to those of the Funds but which do not pay some or all of such fees from their assets may offer a higher yield.


  All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

  An investor may purchase Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such Shares on his behalf through the Transfer Agent.

  Exchange Privilege. By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder may exchange some or all of his Shares for shares of one or more of the following investment companies (or series thereof) at net asset value without a sales charge: Republic U.S. Government Money Market Fund, Republic New York Tax-Free Money Market Fund, Republic Bond Fund, Republic New York Tax-Free Bond Fund, Republic Equity Fund, Republic Overseas Equity Fund, Republic Opportunity Fund and such other Republic Funds or other registered investment companies (or series thereof) for which Republic serves as investment adviser as Republic may determine. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other Republic Fund which may produce a gain or loss for tax purposes.

  The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges legally may be made. A shareholder considering an exchange should obtain and read the prospectus of the other Republic Fund and consider the differences in investment objectives and policies before making any exchange.

DIRECTLY THROUGH THE DISTRIBUTOR
  For each shareholder who purchases Shares directly through the Distributor, the Trust, as the shareholder's agent, establishes an open account to which all Shares purchased are credited together with any dividends and capital gains distributions which are paid in additional Shares. See "Dividends and Distributions." The minimum initial investment is $1,000, except the minimum initial investment for an Individual Retirement Account is $250. The minimum subsequent investment is $100. Initial and subsequent purchases may be made by writing a check (in U.S. dollars) payable to the Republic Funds -- [name of the Fund] and mailing it to:

            Republic Funds
            c/o Investors Bank & Trust Company
            P.O. Box 1537 MFD23
            Boston, Massachusetts 02205-1537

  In the case of an initial purchase, the check must be accompanied by a completed Purchase Application.

  In the case of subsequent purchases, a shareholder may transmit purchase payments by wire directly to the custodian bank of the Funds at the following address:

            Investors Bank & Trust Company
            Boston, Massachusetts
            Attn: Transfer Agent
            ABA # 011001438
            Acct. # 5999-99451
            For further credit to the Republic Funds ([name of the Fund], account name, account #)

  The wire order must specify which Fund, the account name, number, confirmation number, address, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order.

  Automatic Investment Plan. The Trust offers a plan for regularly investing specified dollar amounts ($25 minimum in monthly, quarterly, semi-annual or annual intervals) in a Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified in writing to discontinue further investments. Due to the varying procedures to prepare, process and forward the bank withdrawal information to the Trust, there may be a delay between the time of bank withdrawal and the time the money reaches the Fund. The investment in a Fund will be made at the net asset value per share determined on the Fund Business Day that both the check and the bank withdrawal data are received in required form by the Transfer Agent. Further information about the plan may be obtained from IBT at the telephone number listed on the back cover.

  For further information on how to purchase Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER
  Shares are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Shareholder Servicing Agents and securities brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from each Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

  Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to a Fund's custodian bank by following the procedures described above.

  For further information on how to direct a securities broker or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent (see back cover for address and phone number).

                                SALES CHARGES


INVESTOR SHARES
  The public offering price of the Investor Shares of the Bond Fund, Equity Fund Overseas Equity Fund and Opportunity Fund equal net asset value plus the applicable sales charge. Investor Shares of the New York Tax-Free Bond Fund are not subject to a sales charge. BISYS receives this sales charge as distributor and may reallow it as dealer discounts and brokerage commissions as follows:


                                        EQUITY FUND OVERSEAS EQUITY FUND
                                               AND OPPORTUNITY FUND
                                 -----------------------------------------------
                                                  SALES CHARGE AS:
                                 -----------------------------------------------
SIZE OF TRANSACTION                   % OF           % OF NET          DEALER
AT OFFERING PRICE                OFFERING PRICE   AMOUNT INVESTED    REALLOWANCE
-----------------                --------------   ---------------    -----------
Less than $50,000                      3.5%                %               %
$50,000 but less than $100,000            %                %               %
$100,000 but less than $250,000           %                %               %
$250,000 but less than $500,000           %                %               %
$500,000 but less than $1,000,000         %                %               %
$1,000,000 and over                   0.00%            0.00%           0.00%

                                                    BOND FUND
                                 -----------------------------------------------
                                                  SALES CHARGE AS:
                                 -----------------------------------------------
SIZE OF TRANSACTION                   % OF           % OF NET          DEALER
AT OFFERING PRICE                OFFERING PRICE   AMOUNT INVESTED    REALLOWANCE
-----------------                --------------   ---------------    -----------
Less than $50,000                     2.75%                %               %
$50,000 but less than $100,000            %                %               %
$100,000 but less than $250,000           %                %               %
$250,000 but less than $500,000           %                %               %
$500,000 but less than $1,000,000         %                %               %
$1,000,000 and over                   0.00%            0.00%           0.00%


  An investor may obtain reduced sales charges on Investor Shares under the circumstances described below under "Reduced Sales Charges -- Investor Shares."

  Existing Shareholders. Shareholders of the Bond Fund, Equity Fund, Overseas Equity Fund and Opportunity Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to each Fund that they are a shareholder and will be exempt from paying sales charges on future purchases of those Fund's Investor Shares.

CLASS B SHARES
  Class B Shares of the Funds may be purchased for individual accounts only in amounts of less than $500,000. There is no sales charge imposed upon purchases of Class B Shares, but investors may be subject to a CDSC of % when Class B Shares are redeemed less than one year after purchase. See "Contingent Deferred Sales Charge ("CDSC") - Class B Shares" below.

OTHER INFORMATION
  The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Investor Shares of the Bond Fund, Equity Fund, Overseas Equity Fund and Opportunity Fund. Such compensation will include financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, to various locations for meetings or seminars of a business nature. Compensation may include payment for travel expenses, including lodging, to various locations for meetings or seminars of a business nature. Compensation may also include the following types of non-cash compensation offered through promotional contests:
(1) travel and lodging at vacation locations; (2) tickets for entertainment events; and (3) merchandise. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

REDUCED SALES CHARGES - INVESTOR SHARES

-- Sales Charge Waivers. The Distributor may waive sales charges for the purchase of Investor Shares by or on behalf of (1) purchasers for whom Republic or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of Republic, BISYS and any affiliates thereof, (3) Trustees of the Trust, (4) directors and retired directors (including spouses and children of directors and retired directors) of Republic and any affiliates thereof, (5) purchasers who use proceeds from an account for which Republic or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase Investor Shares of a Fund,
(6) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals), (7) investment advisers or financial planners that have entered into an agreement with the Distributor and that place trades for their own accounts or the accounts of eligible clients and that charge a fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent that has entered into an agreement with the Distributor, and (8) orders placed on behalf of other investment companies distributed by BISYS, The BISYS Group, Inc., or their affiliated companies. In addition, the Distributor may waive sales charges for the purchase of a Fund's Investor Shares with the proceeds from the recent redemption of shares of a non-money market mutual fund (except one of the other funds of the Trust) sold with a sales charge. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. To receive a sales charge waiver in conjunction with any of the above categories, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification.

  Senior Citizens Discount. The Distributor may offer a 10% reduction of sales charges for the purchase of Investor Shares of a Fund by or on behalf of a purchaser who has attained the age of 59 1/2 years. Any such reduction also will apply to purchases made through the Auto Invest Plan. To receive this sales charge reduction, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. BISYS will receive a sales charge on such sales and may reallow it as dealer discounts and brokerage commissions as follows:


                                 -----------------------------------------------
                                                  SALES CHARGE AS:
                                 -----------------------------------------------
SIZE OF TRANSACTION                   % OF           % OF NET          DEALER
AT OFFERING PRICE                OFFERING PRICE   AMOUNT INVESTED    REALLOWANCE
-----------------                --------------   ---------------    -----------
Less than $50,000                         %                %               %
$50,000 but less than $100,000            %                %               %
$100,000 but less than $250,000           %                %               %
$250,000 but less than $500,000           %                %               %
$500,000 but less than $1,000,000         %                %               %
$1,000,000 and over                   0.00%            0.00%           0.00%


  Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Investor Shares of the Bond Fund, Equity Fund, Overseas Equity Fund and Opportunity Fund. For example, if a Shareholder concurrently purchases Investor Shares in one of the Funds of the Trust sold with a sales charge at the total public offering price of $25,000 and Investor Shares in another Fund sold with a sales charge at the total public offering price of $75,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

  Letters of Intent. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Investor Shares of the Bond Fund, Equity Fund, Overseas Equity Fund and Opportunity Fund at a designated total public offering price within a designated 13-month period. Each purchase of Investor Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). A Letter of Intent may include purchases of Investor Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13- month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her purchase(s) of Investor Shares during this 90-day period at the end of the 13-month period, the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

  A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Investor Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Investor Shares actually purchased if the full amount indicated is not purchased, and such escrowed Investor Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Investor Shares, whether paid in cash or reinvested in additional Investor Shares, are not subject to escrow. The escrowed Investor Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Investor Shares of such Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. For further information about Letters of Intent, interested investors should contact the Trust at 1-888-525-5757. This program, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

  Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted purchase Investor Shares of the Bond Fund, Equity Fund, Overseas Equity Fund and Opportunity Fund at the public offering price applicable to the total of (a) the total public offering price of the Investor Shares of the Funds then being purchased plus (b) an amount equal to the then current net asset value of the "purchaser's combined holdings" of the Investor Shares of all of the Funds of the Trust sold with a sales charge. Investor Shares sold to purchasers for whom Republic or one of its affiliates acts in a fiduciary, advisory, custodial (other than retirement accounts), agency, or similar capacity are not presently subject to a sales charge. The "purchaser's combined holdings" described above shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") - CLASS B SHARES
  Class B Shares of the Funds which are redeemed less than six years after purchase will be subject to a declining CDSC. The CDSC levied upon redemptions of Class B Shares will be as follows:

                                                      CDSC AS PERCENTAGE OF
   HOLDING PERIOD                                       THE LOWER OF CASH
SINCE PURCHASE DATE                                    AND NET ASSET VALUE
-------------------                                    -------------------
1 year or less                                                    %
More than 1 year up to 2 years                                    %
More than 2 years up to 3 years                                   %
More than 3 years up to 4 years                                   %
More than 4 years up to 5 years                                   %
More than 5 years up to 6 years                                   %
More than 6 years                                              none

  The CDSC will be based on the lesser of the net asset value at the time of purchase of the Class B Shares being redeemed or the net asset value of such Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions, or that are purchased by "Institutional Investors" such as corporations, pension plans, foundations, charitable institutions, insurance companies, banks and other banking institutions, and non-bank fiduciaries.


  Solely for purposes of determining the amount of time which has elapsed from the time of purchase of any Class B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of Class B Shares held for more than one year or Class B Shares acquired pursuant to reinvestment of dividends or distributions.

  For example, assume an investor purchased 100 Class B Shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired five additional Class B Shares through dividend reinvestment. If at such time the investor makes this first redemption of 50 Class B Shares (producing proceeds of $600), five of such Shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Class B Shares being redeemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share.

  The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code
Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.


FACTORS TO CONSIDER WHEN SELECTING INVESTOR SHARES OR CLASS B SHARES OF THE
FUNDS
  Before purchasing Investor Shares or Class B Shares of a Fund, investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated Rule 12b-1 fees and potential CDSC on Class B Shares would be less than the initial sales charge and accumulated Rule 12b-1 fees on Investor Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Investor Shares. In this regard, to the extent that the sales charge for the Investor Shares is waived or reduced by one of the methods described above, investments in Investor Shares become more desirable. The Trust will refuse all purchase orders for individual accounts for Class B Shares of over $500,000.

  Although Investor Shares are subject to Rule 12b-1 fees, they are not subject to the higher Rule 12b-1 fees applicable to Class B Shares. For this reason, Investor Shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor Shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in a Fund than purchasers of Class B Shares. See "MANAGEMENT OF THE TRUST - Distributor" in the Statement of Additional Information.

EXCHANGE PRIVILEGE
  The exchange privilege enables Shareholders of Investor Shares or Class B Shares of the Funds (including Shares acquired through reinvestment of dividends and distributions on such Shares) to exchange those Shares at net asset value without any sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trust's other Funds, provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Exchanges for Shares of one of the Trust's other Funds with a higher sales charge may be made upon payment of the sales charge differential. Holders of a Fund's Investor Shares or Class B Shares may not exchange their Shares for Shares of any other class. An exchange of Class B Shares will not affect the holding period of the Class B Shares for purposes of the CDSC.


  An exchange is considered a sale of Shares and may result in a capital gain or loss for federal income tax purposes.

  A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 888-525-5757, by contacting their broker-dealer or by providing written instructions to the Distributor.


CONVERSION FEATURE
  Seven years after purchase, Class B Shares will convert automatically to Investor A Shares. The purpose of the conversion is to relieve a holder of Class B Shares of the higher ongoing expenses charged to those Shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Class B Shares to Investor Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Investor Shares as he or she had of Class B Shares. The conversion occurs seven years after the beginning of the calendar month in which the Class B Shares are purchased. As a result of the conversion, the converted Shares are relieved of the Rule 12b-1 fees borne by Class B Shares, although they are subject to the Rule 12b-1 fees borne by Investor Shares.


                               RETIREMENT PLANS

  Shares of the Funds, with the exception of the New York Tax-Free Bond Fund, are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. Recently enacted federal tax legislation has substantially affected the tax treatment of contributions to certain retirement plans. Before investing in the Funds through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS
  Shares of the Funds, with the exception of the New York Tax-Free Bond Fund, may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming IBT, as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

DEFINED CONTRIBUTION PLANS
  Investors who are self-employed may purchase Shares of the Funds, with the exception of the New York Tax-Free Bond Fund, for retirement plans for self-employed persons which are known as Defined Contribution Plans (formerly Keogh or H.R. 10 Plans). Republic offers a prototype plan for Money Purchase and Profit Sharing Plans.

SECTION 457 PLAN, 401(k) PLAN, 403(b) PLAN
  The Funds, with the exception of the New York Tax-Free Bond Fund, may be used as vehicles for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities and certain affiliates of such entities. The Funds may also be used as vehicles for both 401(k) plans and 403(b) plans.

                             REDEMPTION OF SHARES


  A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Investor Shares may be redeemed without charge while Class B Shares may be subject to a contingent deferred sales charge. See "Contingent Deferred Sales Charge (CDSC) -- Class B Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the Fund Business Day prior to the day the redemption is effected.


  The proceeds of a redemption are normally paid from a Fund in federal funds on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

  Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his securities broker or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent (see back cover for address and phone number).

SYSTEMATIC WITHDRAWAL PLAN
  Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which they redeem at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR
  Redemption by Letter.  Redemptions may be made by letter to the Transfer
Agent specifying the dollar amount or number of Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A Fund's transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

  An investor may redeem Shares in any amount by written request mailed to the Transfer Agent at the following address:

            The Republic Funds
            c/o Investors Bank & Trust Company
            P.O. Box 1537 MFD23
            Boston, Massachusetts 02205-1537

  Checks for redemption proceeds normally will be mailed within seven days, but will not be mailed until all checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 days or more. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

  Redemption by Wire or Telephone. An investor may redeem Shares by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the applicable Fund by wire or by check. The Trust reserves the right to refuse telephone and wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities dealer or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

                         DIVIDENDS AND DISTRIBUTIONS

  For the Bond Fund and the New York Tax-Free Bond Fund the Trust declares all of each Fund's net investment income daily as a dividend to the Fund shareholders. Dividends substantially equal to all of each Fund's net investment income earned during the month are distributed in that month to each Fund's shareholders of record. For the Equity Fund, dividends equal to all of the Fund's net investment income earned are distributed quarterly to the Fund's shareholders of record. For the Overseas Equity Fund and the Opportunity Fund, such dividends are distributed annually and semi-annually, respectively. Generally, the Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Portfolio, except as required for federal income tax purposes.

  Each Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

  Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Fund (purchased at their net asset value without a sales charge).

  With respect to the Bond Fund, certain mortgage-backed securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Fixed Income Portfolio and therefore will not be distributed as dividends to the Bond Fund shareholders. Rather, these payments on mortgage-backed securities generally will be reinvested by the Fixed Income Portfolio in accordance with its investment objective and policies.

                                 TAX MATTERS

  This discussion is intended for general information only. An investor should consult with his own tax advisor as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state or local law and, with respect to the New York Tax-Free Bond Fund, the possible applicability of a federal alternative minimum tax to a portion of the distributions of the Fund.

  Each year, the Trust intends to qualify the Funds and elect that the Funds be treated as a separate "regulated investment company" under Subchapter M of the Code. To so qualify, the Funds must meet certain income, distribution and diversification requirements. Provided such requirements are met and all investment company taxable income and net realized capital gains of the Funds are distributed to shareholders in accordance with the timing requirements imposed by the Code, generally no federal (or, in the case of the New York Tax-Free Bond Fund, New York State and New York City) income or excise taxes will be paid by the Funds on amounts so distributed.

  Dividends and capital gains distributions, if any, paid to shareholders are treated in the same manner for federal and, in the case of the New York Tax-Free Bond Fund, New York State and New York City income tax purposes whether received in cash or reinvested in additional shares of the Funds. Shareholders must treat dividends, other than long-term capital gain dividends, as ordinary income. Dividends designated by the Funds as long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shares of the Funds have been held by the shareholders. Certain dividends declared in October, November, or December of a calendar year to shareholders of record on a date in such a month are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year.

NEW YORK TAX-FREE BOND FUND
  Federal Income Taxes. After the end of each calendar year, each shareholder receives a statement setting forth the federal, New York State and New York City personal income tax status of all dividends and capital gains distributions, if any, made during that calendar year.

  In accordance with the New York Tax-Free Bond Fund's investment objective, it is expected that most of the Fund's net income will be attributable to interest from Municipal Obligations and, as a result, most of the dividends to Fund shareholders will be designated by the Trust as "exempt-interest dividends" under the Code, which may be treated as items of interest excludible from a shareholder's gross income for purposes of the regular federal income tax. Since the preservation of capital and liquidity are important aspects of the New York Tax-Free Bond Fund's investment objective, the Adviser may from time to time invest a portion of the Fund's assets in obligations the interest on which is not exempt from regular federal income taxes. Moreover, dividends attributable to interest on certain Municipal Obligations which may be purchased for the New York Tax-Free Bond Fund may be treated as a tax preference item for shareholders potentially subject to an alternative minimum tax and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax or environmental tax. Although it is not intended, it is possible that the New York Tax-Free Bond Fund may realize short-term or long-term capital gains or losses from its portfolio transactions.

  Any short-term capital loss realized upon the redemption of shares within six months from the date of their purchase will be disallowed to the extent of any exempt-interest dividends received during such period. In addition, any short-term capital loss realized upon the redemption of shares within six months from the date of their purchase will be treated as long-term capital loss (rather than short-term) to the extent of the long-term capital gain or undistributed capital gain allocable to the redeemed shares.

  Shareholders redeeming shares after tax-exempt income has been accrued but not declared as a dividend should know that the portion of redemption proceeds representing such income may be subject to taxation as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to redemption. Redemption of shares of the New York Tax-Free Bond Fund can be effected with the least adverse tax consequences immediately after the first business day of any month (the time at which the dividend representing substantially all the income accrued for the previous month is declared).

  The Code provides that interest on indebtedness incurred, or continued, to purchase or carry shares of the New York Tax-Free Bond Fund is not deductible. Further exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Finally, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisors before purchasing shares of the New York Tax-Free Bond Fund.

  State and Local Taxes. The exemption for federal income tax purposes of dividends derived from interest on Municipal Obligations does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from the gross income of a New York individual resident shareholder for New York State and New York City personal income tax purposes.

  DIVIDENDS FROM THE NEW YORK TAX-FREE BOND FUND ARE NOT EXCLUDED IN DETERMINING NEW YORK STATE OR NEW YORK CITY FRANCHISE TAXES ON CORPORATIONS AND FINANCIAL INSTITUTIONS.

OTHER FUNDS
  Foreign Tax Withholding. Income received by the Funds or Portfolios from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. In the case of the Bond Fund, Overseas Equity Fund and Opportunity Fund, if more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the corresponding Fund will be eligible and intends to elect to treat its share of any non-U.S. income and similar taxes it pays (or which are paid by the Portfolio) as though the taxes were paid by the Fund's shareholders. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund or Portfolio, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit. Shareholders will be notified within 60 days after the close of the taxable years for the Bond Fund, Overseas Equity Fund and Opportunity Fund whether the foreign taxes paid by the Funds or Portfolios will be treated as paid by the shareholders of each Fund for that year. Furthermore, foreign shareholders may be subject to U.S. tax at the rate of 30% (or lower treaty rate) of the income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

  The Funds generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number ("TIN") or social security number and to make such certifications as the Funds may require, (2) the Internal Revenue Service notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability. Dividends from a Fund attributable to that Fund's net investment income and short-term capital gains generally will be subject to U.S. withholding tax when paid to shareholders treated under U.S. tax law as nonresident alien individuals or foreign corporations, estates, partnerships or trusts.

                        ------------------------------

  The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Funds) qualifies as a "regulated investment company" under the Code.

  For additional information relating to the tax aspects of investing in the Funds, see the Statements of Additional Information.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


  The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has seven series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. Currently, the Bond Fund, Overseas Equity Fund and Opportunity Fund are divided into two classes of shares and the New York Tax-Free Bond Fund and Equity Fund are divided into three classes of shares.

  Each share of each class, if applicable, of a Fund represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.


  The series of the Portfolio Trust will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of the Portfolio Trust could control the outcome of these votes.

  Shareholders of the Funds have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

  The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

  The Portfolio Trust is organized as a master trust fund under the laws of the State of New York. The Portfolios are separate series of the Portfolio Trust, which currently has only these three series. The Portfolio Trust's Declaration of Trust provides that the Bond Fund, Overseas Equity Fund and Opportunity Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of their respective Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Bond Fund, Overseas Equity Fund and Opportunity Fund nor their shareholders will be adversely affected by reason of the investment of all of the Assets of the Funds in their corresponding Portfolios.

  Each investor in the Portfolios, including the Bond Fund, Overseas Equity Fund and Opportunity Fund, may add to or reduce its investment in the Portfolios on each Portfolio Business Day. At 4:00 p.m., New York time on each Portfolio Business Day, the value of each investor's beneficial interest in the Portfolios is determined by multiplying the net asset value of each Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m., New York time on the following Portfolio Business Day.

                           PERFORMANCE INFORMATION

  Total return and yield data for the Funds may from time to time be included in advertisements about the Trust. The Trust may also include tax equivalent yield data for the New York Tax-Free Bond Fund. "Total return" is expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years. All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. "Yield" refers to the income generated by an investment in a Fund over the 30-day (or one month) period ended on the date of the most recent balance sheet of the Fund included in the Trust's registration statement with respect to the Fund. The "tax equivalent yield" refers to the yield that a fully taxable bond fund would have to generate, given a stated aggregate state and local income tax rate, in order to produce an after-tax yield equivalent to that of the New York Tax-Free Bond Fund. The use of a tax equivalent yield allows investors to compare the yield of the New York Tax-Free Bond Fund, all or a significant portion of which is exempt from regular federal, New York State and New York City personal income taxes, with yields of funds which are not so tax exempt. See the Statement of Additional Information for further information concerning the calculation of yield and total return data.

  Historical total return information for any period or portion thereof prior to the establishment of the Bond Fund, Overseas Equity Fund or Opportunity Fund will be that of its corresponding Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and its respective Portfolio which are presently in effect were deducted during such period.

  Since these total return, yield and tax equivalent yield quotations are based on historical earnings and since a Fund's total return yield and tax equivalent yield fluctuate from day to day, these quotations should not be considered as an indication or representation of a Fund's total return, yield or tax equivalent yield, if applicable, in the future. Any performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. From time to time the Trust may also use comparative performance information in such advertisements, including the performance of unmanaged indices, the performance of the Consumer Price Index (as a measure for inflation), and data from Lipper Analytical Services, Inc. and other industry publications.

  The following table sets forth the average annual total returns of all institutional separate accounts and, in the case of the Overseas Equity Fund, institutional private accounts and collective investment vehicles managed by the Fixed Income Sub-Adviser, Equity Sub-Advisers, International Equity Sub- Adviser and Small Cap Equity Sub-Adviser with investment objectives, policies and restrictions substantially similar to the Bond Fund, Equity Fund, Overseas Equity Fund and Opportunity Fund and their corresponding Portfolio, if applicable, and which have been managed as the Portfolios have been, are are expected to be, managed.

  The composite data is provided to illustrate the past performance of the Sub-Advisers in managing substantially similar accounts as measured against the specified market index and does not represent the performance of the Bond Fund, Equity Fund, Overseas Equity Fund or Opportunity Fund or the Fixed Income Portfolio, International Equity Portfolio or Small Cap Equity Portfolio. While the Bond Fund and Overseas Equity Fund were not operational before August 1, 1996 and have no performance history to compare to their respective Sub-Advisers composite or the specified index, the Fixed Income Portfolio and International Equity Portfolio have been operational since January 9, 1995 and the Equity Fund since August 1, 1995. The Small Cap Equity Portfolio has been operational only since September 3, 1996. Accordingly, a Fund composite reflecting each Portfolio's performance, adjusted to assume that all charges, expenses and fees of each Fund currently in effect were deducted during the relevant time periods, is also provided below. Investors should not consider this composite performance data as an indication of future performance of the Funds, the Portfolios or the Sub-Advisers.

  The institutional separate accounts and, in the case of the Overseas Equity Fund, institutional private accounts and collective investment vehicles that are included in each Sub-Adviser's composite are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund and the Portfolio by the 1940 Act or the Code. Consequently, the performance results of each Sub-Adviser's composite could have been adversely affected if the institutional separate accounts included in the composite had been regulated as investment companies under the federal securities laws.

  Returns for each period assume reinvestment of all net investment income, are adjusted to assume that all charges, expenses and fees of each Fund and each Portfolio which are currently in effect (as measured by the current expense ratios of the Fund and the Portfolio) were deducted during such periods, and are calculated in accordance with Securities and Exchange Commission guidelines. The investment results of each Sub-Adviser's composite presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Bond Fund, Equity Fund, Overseas Equity Fund and Opportunity Fund or an individual investing in the Funds.

                                                           FIXED INCOME
                                                            SUB-ADVISOR
                                                    -------------------------
                                                         ANNUALIZED RETURNS
                                                    -------------------------
                                       SUB-ADVISER   SALOMON BIG     FUND
                                        COMPOSITE     INDEX(2)     COMPOSITE
                                        ---------     --------     ---------
1 Year(1) ............................    5.17%         3.62%        4.90%
Since Portfolio Inception (1/9/95) ...     N/A         10.91%       10.99%
5 Years(1) ...........................    7.30%         7.13%         N/A
10 Years(1) ..........................    8.39%         8.51%         N/A
------------
(1) Through December 31, 1996.
(2) The Salomon Broad Investment Grade Bond Index is a market-capitalization-based total return index containing U.S. fixed rate issues having a maturity of greater than one year and at least $25 million outstanding. The Salomon BIG Index includes Treasury, Government-sponsored, mortgage-backed, and investment grade corporate issues.

                                     EQUITY SUB-ADVISORS

               ---------------------------------------------------------------
                            RUSSELL              RUSSELL
                ALLIANCE     1000      BRINSON     1000       FUND    RUSSELL
                COMPOSITE  GROWTH(2)  COMPOSITE  VALUE (3) COMPOSITE  1000(4)
                ---------  ---------  ---------  --------- ---------  -------
1 Year(1) .....  21.85%     23.11%     25.29%     21.63%     15.50%   22.42%
Since
 Inception* ...  22.38%     23.47%     28.01%     24.43%     19.09%   23.96%
5 Years(1) ....  14.25%     13.38%     18.58%     17.26%      N/A     15.25%
9 Years(1) ....  15.95%     16.62%     18.60%     16.38%      N/A     16.54%
10 Years(1) ...    N/A      15.44%     17.17%     14.68%      N/A     15.10%
------------
(1) Through December 31, 1996.
(2) The Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
(3) The Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
(4) The Russell 1000 Index is an unmanaged index of the 1000 largest U.S. companies (representing approximately 90% of the total market capitalization) in the Russell 3000 Index, which represents approximately 98% of the U.S. equity market by capitalization.
*   Since Fund inception (8/1/95).

                                                       INTERNATIONAL EQUITY
                                                            SUB-ADVISOR
                                                     -------------------------
                                                        ANNUALIZED RETURNS
                                                     -------------------------
                                       SUB-ADVISOR      EAFE         FUND
                                        COMPOSITE     INDEX(2)     COMPOSITE
                                        ---------     --------     ---------
1 Year(1) ............................    14.35%        6.34%       14.05%
Since Portfolio Inception (1/9/95) ...     N/A         10.14%       13.16%
5 Years(1) ...........................    11.08%        8.49%         N/A
10 Years(1) ..........................    10.51%        8.74%         N/A
------------
(1) Through December 31, 1996.
(2) The EAFE Index includes 1,112 companies in twenty countries representing the stock markets of Europe, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges. The EAFE Index is capitalization weighted in U.S. dollars and includes dividends.

                                                          SMALL CAP EQUITY
                                                            SUB-ADVISOR
                                                     -------------------------
                                                         ANNUALIZED RETURNS
                                                     -------------------------
                                       SUB-ADVISOR  RUSSELL 2000     FUND
                                        COMPOSITE     INDEX(2)     COMPOSITE
                                        ---------     --------     ---------
1 Year(1) ............................    18.59%       16.49%         N/A
Since Portfolio Inception (1/3/96) ...     N/A          9.48%        6.80%
3 Years(1) ...........................    24.27%       13.68%         N/A
------------
(1) Through December 31, 1996.
(2) The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest companies (representing approximately 10% of the total market capitalization) in the Russell 3000 Index, which represents approximately 98% of the U.S. equity market by capitalization.

  Any performance information should be considered in light of each Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. From time to time the Trust may also use comparative performance information in such advertisements, including the performance of unmanaged indices, the performance of the Consumer Price Index (as a measure for Inflation), and data from Lipper Analytical Services, Inc. and other industry publications.

  A Shareholder Servicing Agent or a securities broker may charge its customers direct fees in connection with an investment in the Funds, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased return.

SHAREHOLDER INQUIRIES
  All shareholder inquiries should be directed to the Trust, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

        GENERAL AND ACCOUNT INFORMATION    (888/525-5757) (TOLL FREE)

                             --------------------

  The Trust's Statement of Additional Information, dated January 1, 1998, with respect to each Fund contains more detailed information about the Fund, including information related to (i) the Fund's investment restrictions, (ii) the Trustees and officers of the Trust and the Manager, Adviser, Sub-Adviser and Sponsor of the Fund, as applicable, (iii) portfolio transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, and (v) additional yield information, including the method used to calculate the total return, yield and tax equivalent yield, if applicable, of the Fund.

                                  APPENDIX A

  The characteristics of corporate debt obligations rated by Moody's are generally as follows:

  Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements. The future of such bonds cannot be considered as well assured.

  B -- Bonds which are rated B generally lack characteristics of a desirable investment.

  Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds rated Ca are speculative to a high degree.

  C -- Bonds rated C are the lowest rated class of bonds and are regarded as having extremely poor prospects.

  The characteristics of corporate debt obligations rated by S&P are generally as follows:

  AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

  AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

  A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB -- Debt rated BB is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation; CC indicates the highest degree of speculation.

  BB, B, CCC AND CC -- Debt in these ratings is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CC the highest.

  A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of, such information, or for other reasons.

  The characteristics of corporate debt obligations rated by Fitch are generally as follows:

  AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-/ +".

  A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

  B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payments of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

  CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

  CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C -- Bonds are in imminent default in payment of interest or principal.

  DDD, DD AND D-- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

RATINGS OF COMMERCIAL PAPER
  Commercial paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer's long-term debt is rated A or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

  Commercial paper rated Prime-1 by Moody's is the highest commercial paper assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and consumer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated with various categories.

                                                                    APPENDIX B
                       TAXABLE EQUIVALENT YIELD TABLES

    The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case based upon the applicable 1996 rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns. For cases in which two or more state (or city) brackets fall within a federal bracket, the highest state (or city) bracket is combined with the federal bracket. The combined income tax brackets shown reflect the fact that state and city income taxes are currently deductible as an itemized deduction for federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables).

                                                  FEDERAL AND NEW YORK STATE TABLE
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                         TAX-EXEMPT YIELD
-----------------------------------------  INCOME     -----------------------------------------------------------------------------
      SINGLE               JOINT            TAX       2.00%   2.50%   3.00%   3.50%   4.00%   4.50%   5.00%  5.50%   6.00%   6.50%
      RETURN               RETURN         BRACKET**                         EQUIVALENT TAXABLE YIELD
-------------------  ------------------  -----------  -----------------------------------------------------------------------------
      $  0-$ 24,000       $  0-$ 40,100    21.06%     2.53%   3.17%   3.80%   4.43%   5.07%   5.70%   6.33%   6.97%   7.60%   8.23%
 $  24,001-$ 58,150  $  40,101-$ 96,900    33.13%     2.99%   3.74%   4.49%   5.23%   5.98%   6.73%   7.48%   8.22%   8.97%   9.72%
 $  58,151-$121,300  $  96,901-$147,700    35.92%     3.12%   3.90%   4.68%   5.46%   6.24%   7.02%   7.80%   8.58%   9.36%  10.14%
  $121,301-$263,750   $147,701-$263,750    40.56%     3.36%   4.21%   5.05%   5.89%   6.73%   7.57%   8.41%   9.25%  10.09%  10.94%
      Over $263,750       Over $263,750    43.90%     3.57%   4.46%   5.35%   6.24%   7.13%   8.02%   8.91%   9.80%  10.70%  11.59%
----------
 * Net amount subject to federal and New York State personal income tax after deductions and exemptions.
** Effective combined federal and state tax bracket.
   This table does not take into account: (i) any taxes other than the regular federal income tax and the regular New York State personal income tax; or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that: (i) there are no federal or New York State minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for New York State income tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

                                           FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                         TAX-EXEMPT YIELD
-----------------------------------------  INCOME     -----------------------------------------------------------------------------
      SINGLE               JOINT            TAX       2.00%   2.50%   3.00%   3.50%   4.00%   4.50%   5.00%  5.50%   6.00%   6.50%
      RETURN               RETURN         BRACKET**                         EQUIVALENT TAXABLE YIELD
-------------------  ------------------  -----------  -----------------------------------------------------------------------------
     $  0 $  24,000      $  0-$  40,100    24.79%     2.66%   3.32%   3.99%   4.65%   5.32%   5.98%   6.65%   7.31%   7.98%   8.64%
 $  24,001-$ 50,000  $  40,101-$ 96,900    36.30%     3.14%   3.92%   4.71%   5.49%   6.28%   7.06%   7.85%   8.63%   9.42%  10.20%
 $  50,001-$121,300  $  96,901-$147,700    39.00%     3.28%   4.10%   4.92%   5.74%   6.56%   7.38%   8.20%   9.02%   9.84%  10.66%
  $121,301-$263,750   $147,701-$263,750    43.42%     3.53%   4.42%   5.30%   6.19%   7.07%   7.95%   8.84%   9.72%  10.60%  11.49%
      Over $263,750       Over $263,750    46.60%     3.75%   4.68%   5.62%   6.55%   7.49%   8.43%   9.36%  10.30%  11.24%  12.17%
----------
 * Net amount subject to federal, New York State and New York City personal income tax after deductions and exemptions.
** Effective combined federal, state and city tax bracket.
   This table does not take into account: (i) any taxes other than the regular federal income tax, the regular New York State personal income tax, and the regular New York City personal income tax (including the temporary tax surcharge and the additional tax); or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that: (i) there are no federal, state or city minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her income for state and city tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

    While it is expected that most of the dividends paid to the shareholders of the New York Tax-Free Bond Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to such taxes.

                               REPUBLIC BOND FUND

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 (888) 525-5757

             Republic National Bank of New York - Investment Manager
                          ("Republic" or the "Manager")

                    Miller Anderson & Sherrerd - Sub-Adviser
                          ("MAS" or the "Sub-Adviser")

                              BISYS Fund Services -
                     Administrator, Distributor and Sponsor
                ("BISYS" or the "Administrator of the Fund" or
                       the "Distributor" or the "Sponsor")

                    BISYS Fund Services (Ireland), Limited -
                         Administrator of the Portfolio
                               ("BISYS (Ireland)")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic Bond Fund (the "Fund") is a separate series of Republic Funds (the "Trust"), an open-end, management investment company which currently consists of seven series, each of which has different and distinct investment objectives and policies. The Trust seeks to achieve the Fund's investment objective by investing all of the Fund's investable assets ("Assets") in the Fixed Income Portfolio (the "Portfolio"), which has the same investment objective as the Fund. The Portfolio is a series of the Republic Portfolios (the "Portfolio Trust") which is an open-end management investment company. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into two separate classes, Class A (formerly designated Class C) (the "Investor Shares") and Class B.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND, DATED JANUARY 1, 1998 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Fund at the address and telephone number printed above.

January 1, 1998

                                TABLE OF CONTENTS

                                                                           PAGE

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.............................
         Mortgage-Related and Other Asset-Backed Securities.................
         Brady Bonds........................................................
         Foreign Currency Exchange-Related Securities.......................
         Sovereign and Supranational Debt Obligations.......................
         Mortgage Dollar Roll Transaction...................................
         Portfolio Management...............................................
         Investment Restrictions............................................
         Percentage and Rating Restrictions.................................

PORTFOLIO TRANSACTIONS......................................................

PERFORMANCE INFORMATION.....................................................
         Consumer Price Index...............................................
         Lehman Brothers Government/Corporate Index.........................
         Salomon Bond Index.................................................

MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST.............................
         Trustees and Officers..............................................
         Compensation Table.................................................
         Investment Manager.................................................
         Sub-Adviser........................................................
         Administrator and Portfolio Administrator..........................
         Distribution Plans.................................................
         Administrative Services Plan.......................................
         Shareholder Servicing Agents.......................................
         Custodian, Transfer Agents, and Fund Accounting Agents.............
         Expenses...........................................................

DETERMINATION OF NET ASSET VALUE............................................

TAXATION ...................................................................
         Options, Futures, Forward Contracts and Swap Contracts.............

OTHER INFORMATION...........................................................
         Capitalization.....................................................
         Voting Rights......................................................
         Independent Auditors...............................................
         Counsel............................................................
         Registration Statement.............................................

FINANCIAL STATEMENTS........................................................

         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 1, 1998, of the Fund by which shares of the Fund ("Shares") are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Portfolio discussed under the caption "Investment Objective and Policies" in the Prospectus.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

         There are two methods of trading mortgage-backed securities. A specific pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. For example, in a TBA transaction an investor could purchase $1 million 30-year FNMA 9's and receive up to three pools on the settlement date. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. For example, an investor may request pools with particular characteristics, such as those that were issued prior to January 1, 1990. The most detailed specification of the trade is to request that the pool number be known prior to purchase. In this case the investor has entered into a specific pool transaction. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis. The specific pool numbers of the securities purchased do not have to be determined at the time of the trade.

         MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues participation certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or other assets which in the Sub-Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio's industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         FHLMC CMOS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities --Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         OTHER ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities unrelated to mortgage loans. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES -- TYPES OF CREDIT SUPPORT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The U.S. Bond Index Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

BRADY BONDS

         The Brady Plan was conceived by the U.S. Treasury in the 1980's in an attempt to produce a debt restructuring program that would enable a debtor country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisioned that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following: (i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

         Brady Plan debt restructurings totaling approximately $73 billion have been implemented to date in Argentina, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Mexico and Venezuela. Brazil has announced plans to issue Brady Bonds aggregating approximately $35 billion, based on current estimates. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

         Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity,
(ii) the collateralized interest payments, (iii) the uncollateralized payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

         FOREIGN CURRENCY WARRANTS. Foreign currency warrants such as Currency Exchange Warrants(SM) ("CEWs"(SM)) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or German deutsche mark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required to either sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unaccrued obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (the "OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

         PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities ("PERLs"(SM)) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" PERLS is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

         PERFORMANCE INDEXED PAPER. Performance indexed paper ("PIPs"(SM)) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of the spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. The Portfolio has no current intention of investing in CEWsSM, PERLsSM or PIPsSM.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS

         Debt instruments issued or guaranteed by foreign governments, agencies, and supranational ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

MORTGAGE DOLLAR ROLL TRANSACTIONS

         The Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Portfolio's custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Portfolio's investment restrictions.


PORTFOLIO MANAGEMENT

         The Sub-Adviser's investment strategy for achieving the Portfolio's investment objective has two basic components: maturity and duration management and value investing.

         MATURITY AND DURATION MANAGEMENT. Maturity and duration management decisions are made in the context of an intermediate maturity orientation. The maturity structure of the Portfolio is adjusted in anticipation of cyclical interest rate changes. Such adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term, secular shifts in the levels of interest rates (i.e., shifts transcending and/or not inherent to the business cycle). Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for the Sub-Adviser's maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

         VALUE INVESTING. The second component of the Sub-Adviser's investment strategy for the Portfolio is value investing, whereby the Sub-Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit the portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

INVESTMENT RESTRICTIONS

         Each of the Portfolio Trust (with respect to the Portfolio) and the Trust (with respect to the Fund) has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio or Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities". The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

         As a matter of fundamental policy, the Portfolio (Fund) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's Assets in a separate registered investment company with substantially the same investment objectives):

         (1) invest in physical commodities or contracts on physical commodities;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

         (3) make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

         (4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

         (5) with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (6) underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

         (7) acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

         (8) borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio
              (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

         (9)  issue senior securities, except as permitted under the 1940 Act.

         In applying fundamental policy number seven, mortgage-backed securities shall not be considered a single industry. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number seven. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

         Each of the Portfolio and the Fund is also subject to the following restrictions which may be changed by their respective Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Trust from investing all of the Assets of the Fund in a separate registered investment company with substantially the same investment objectives).

         As a matter of non-fundamental policy, the Portfolio (Fund) will not:

         (a) borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio
              (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

         (b) invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

         (c) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets (included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York Stock Exchange, the American Stock Exchange or an exchange with comparable listing requirements; warrants attached to securities are not subject to this limitation);

         (d) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions (transactions in futures contracts and options are not deemed to constitute selling securities short);

         (e) purchase or retain securities of an issuer if those officers and Trustees of the Portfolio Trust or the Manager or Sub-Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

         (f) pledge, mortgage or hypothecate any of its assets to an extent greater than one-third of its total assets at fair market value;

         (g) invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities").

         (h) invest more than 10% of its assets in Restricted Securities (including Rule 144A Securities);

         (i) invest for the purpose of exercising control over management of any company;

         (j) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Portfolio shall not invest in the shares of any open-end investment company unless (1) the Portfolio's Sub-Adviser waives any investment advisory fees with respect to such assets and (2) the Portfolio pays no sales charge in connection with the investment;

         (k) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

         (l) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Portfolio or a later change in the rating of a security held by the Portfolio is not considered a violation of policy; however, the Sub-Adviser will consider such change in its determination of whether to hold the security.

                             PORTFOLIO TRANSACTIONS

         The Sub-Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders for the Portfolio, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Portfolio does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Sub-Adviser may place orders for the purchase and sale of the Portfolio's investments with Republic New York Securities Corporation, an affiliate of the Manager.

         Because the Portfolio invests primarily in fixed-income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Portfolio would not ordinarily pay significant brokerage commissions with respect to securities transactions.

                             PERFORMANCE INFORMATION

         The Trust may, from time to time, include the total return for the Fund, computed in accordance with formulas prescribed by the Securities and Exchange Commission (the "SEC"), in advertisements or reports to shareholders or prospective investors.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

         Historical performance information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations. The table that follows sets forth historical return information for the periods indicated:

Investor Shares (with sales charge):

Annual Total Return--Year Ended October 31, 1997: ____%.
Average Annual Total Return - January 9, 1995 (commencement of operations) to October 31, 1997: ____%.

Investor Shares (without sales charge):

Annual Total Return--Year Ended October 31, 1997: ____%.
Average Annual Total Return - January 9, 1995 (commencement of operations) to October 31, 1997: ____%.

Class B Shares*:

Annual Total Return--Year Ended October 31, 1997: ____%.
Average Annual Total Return - January 9, 1995 (commencement of operations) to October 31, 1997: ____%.

         Performance information for the Fund may also be compared to various unmanaged indices, described below. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

         The Fund may from time to time use one or more of the following unmanaged indices for performance comparison purposes:



* Class B Shares were not offered prior to January 1, 1998. These performance figures reflect the historical performance of the Fund adjusted to reflect the applicable charges and expenses of the Class B Shares.


CONSUMER PRICE INDEX

         The Consumer Price Index is published by the U.S. Department of Labor and is a measure of inflation.

LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

         The Lehman Brothers Government/Corporate Index is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

SALOMON BOND INDEX

         The Salomon Bond Index, also known as the Broad Investment Grade (BIG) Index, is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million. The government index includes traditional agencies; the mortgage index includes agency pass-throughs and FHA and GNMA project loans; the corporate index includes returns for 17 industry sub-sectors. Securities excluded from the Broad Index are floating/variable rate bonds, private placements, and derivatives (e.g., U.S. Treasury zeros, CMOs, mortgage strips). Every issue is trader-priced at month-end and the index is published monthly.

                 MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those officers are "interested persons" (as defined in the 1940 Act) of the Trust and the Portfolio Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FREDERICK C. CHEN, Trustee

         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW, Trustee

         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee

         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee

         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

GEORGE O. MARTINEZ*, President and Secretary

         Senior Vice President and Director of Legal and Compliance Services, BISYS Fund Services, Inc., March 1995 to present; Senior Vice President, Emerald Asset Management, Inc., August 1995 to present; Vice President and Associate General Counsel, Alliance Capital Management, June 1989 to March 1995.

KAREN DOYLE*, Vice President

         Manager of Client Services for BISYS Fund Services, Inc., October 1994 to present; from 1979 to October 1994, an employee of the Bank of New York.

FRANK M. DEUTCHKI*, Vice President

         Employee of BISYS Fund Services, Inc., April 1996 to present; Vice President, Chase Global Funds Service, September 1995 to April 1996; Vice President, Mutual Funds Service Company, 1989 to September 1995.

KEVIN MARTIN*, Vice President

         Employee of BISYS Fund Services, Inc., February 1996 to present; Senior Manager, Ernst & Young, 1984 to February 1996.

ADRIAN WATERS*, Treasurer

         Employee of BISYS Fund Services (Ireland) LTD., May 1993 to present; Manager, Price Waterhouse, 1989 to May 1993.

CATHERINE BRADY*, Assistant Treasurer

         Employee of BISYS Fund Services (Ireland) LTD., March 1994 to present; Supervisor, Price Waterhouse, 1990 to March 1994.

ALAINA METZ*, Assistant Secretary

         Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Inc., June 1995 to present; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

         Messrs. Martinez, Deutchki, Martin and Waters and Mss. Doyle, Brady and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

COMPENSATION TABLE


                                                Pension or
                                                Retirement                                     Total
                                                Benefits               Estimated               Compensation
                        Aggregate               Accrued as             Annual                  From Fund
Name of                 Compensation            Part of Fund           Benefits Upon           Complex* to
Trustee                 from Trust              Expenses               Retirement              Trustees
-------                 ------------            ------------           -------------           ------------
Frederick C. Chen       $1,950                  none                   none                    $8,600

Alan S. Parsow          $1,950                  none                   none                    $8,600

Larry M. Robbins        $1,950                  none                   none                    $8,600

Michael Seely           $1,950                  none                   none                    $8,600

* The Fund Complex includes the Trust, Republic Advisor Funds Trust, and the Portfolio Trust.

         The compensation table above reflects the fees received by the Trustees for the year ended October 31, 1997. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,000 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins will receive an annual retainer of $4,600 and a fee of $1,000 for each meeting attended.

         As of February 10, 1997, the Trustees and officers of the Trust and the Portfolio Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): BHC Securities, Inc., One Commerce Square, 2005 Market Square, Philadelphia, Pennsylvania 19103 - 40.86% (Investor Shares). Shareholders who own more than 25% of the outstanding voting securities of the Fund may be able to control the outcome of any matter submitted for the approval of shareholders of the Fund.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT MANAGER

         Republic is the investment manager to the Portfolio pursuant to an investment management agreement (the "Investment Management Contract") with the Portfolio Trust. For its services, the Manager is entitled to a fee from the Portfolio, computed daily and paid monthly, equal on an annual basis to 0.20% of the Portfolio's average daily net assets. For the period from January 9, 1995 (Portfolio commencement of operations) to October 31, 1995 and for the fiscal year ended October 31, 1996, investment management fees aggregated $0 and $98,923 (of which the entire amount was waived), respectively.

         The Investment Management Contract will continue in effect with respect to the Portfolio, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio or by the Portfolio Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Management Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Management Contract may be terminated with respect to the Portfolio without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Portfolio.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Portfolio are not exclusive under the terms of the Investment Management Contract. Republic is free to and does render investment advisory services to others.

SUB-ADVISER

         MAS, as the Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by MAS or Republic in its discretion. See "Portfolio Transactions." MAS also furnishes to the Board of Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.

         For its services, MAS receives from the Portfolio a fee, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.375% on net assets up to $50 million, 0.25% on net assets over $50 million and up to $95 million, $300,000 on net assets over $95 million and up to $150 million, 0.20% on net assets over $150 million and up to $250 million, and 0.15% on net assets over $250 million. For the period from January 9, 1995 (Portfolio commencement of operations) to October 31, 1995 and for the fiscal year ended October 31, 1996, sub-advisory fees aggregated $53,963 and $185,480, respectively.

         The investment advisory services of MAS to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. MAS is free to and does render investment advisory services to others.

ADMINISTRATOR AND PORTFOLIO ADMINISTRATOR

         Each Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS or BISYS (Ireland), as appropriate. Each Administration Agreement will terminate automatically in the event of its assignment. Each Administration Agreement also provides that neither BISYS nor BISYS (Ireland), as appropriate, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or Portfolio Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         For the period from January 9, 1995 (Portfolio commencement of operations) to October 31, 1995 and for the fiscal year ended October 31, 1996, the Portfolio accrued administration fees of $7,195 and $24,731, respectively. For the fiscal period ended October 31, 1996, the Fund accrued administration fees of $4, all of which was waived.

DISTRIBUTION PLANS

         Two Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Investor Shares (the "Class A Plan") and the Class B Shares (the "Class B Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which either the Investor Shares or the Class B Shares may bear pursuant to the Class A Plan or Class B Plan without approval by shareholders of the Investor Shares or Class B Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by a majority vote of the Board of Trustees and by a majority vote of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan and Class B Plan, the Trustees considered alternative methods to distribute the Investor Shares and Class B Shares and to reduce each class's per share expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit its respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Investor Shares or Class B Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

         The Fund did not incur expenses pursuant to the Distribution Plan, during the fiscal period ended October 31, 1997.

ADMINISTRATIVE SERVICES PLAN

         An Administrative Services Plan has been adopted by the Trust with respect to the Investor Shares and Class B Shares, and continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Investor Shares or the Class B Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Investor Shares or Class B Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

SHAREHOLDER SERVICING AGENTS

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents from assets attributable to the Investor Shares and Class B Shares, respectively, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus.

CUSTODIAN, TRANSFER AGENTS, AND FUND ACCOUNTING AGENTS

         Investors Bank & Trust Company ("IBT") serves as custodian for the Fund and the Portfolio, and as transfer agent and fund accounting agent for the Fund. The Custodian may use the services of sub-custodians with respect to the Portfolio. The principal business address of IBT is 89 South Street, Boston, Massachusetts 02111. IBT Fund Services (Canada) Inc. serves as the fund accounting agent for the Portfolio, and Investors Fund Services (Ireland) Limited is the Portfolio's transfer agent.

EXPENSES

         Except for the expenses paid by the Manager and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Investor Shares or the Class B Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the Shares is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of determining the Portfolio's net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

         Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Portfolio's portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Portfolio Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

         Interest income on long-term obligations in the Portfolio's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

         Subject to the Trust's compliance with applicable regulations, the Trust on behalf of the Fund and the Portfolio have reserved the right to pay the redemption or repurchase price of Shares, either totally or partially, by a distribution in kind of portfolio securities from the Portfolio (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the Shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

                                    TAXATION

         Each year, to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Fund's investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) must be distributed to Fund shareholders and the Fund must meet certain diversification of assets, source of income, and other requirements. If the Fund does not so qualify, it will be taxed as an ordinary corporation.

         The Fund intends to apply to the Internal Revenue Service ("IRS") for rulings including, among others, rulings to the effect that, (1) the Portfolio will be treated for federal income tax purposes as a partnership and (2) for purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Fund, as an investor in its corresponding Portfolio, will be deemed to own a proportionate share of the Portfolio's income attributable to that share. While the Internal Revenue Services has issued substantially similar rulings in the past and the Trust anticipates that the Fund will receive the rulings it seeks, the IRS has complete discretion in granting rulings and complete assurance cannot be given that such rulings will be obtained. The Portfolio has advised its corresponding Fund that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

         Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, for each calendar year an amount must be distributed equal to the sum of (1) at least 98% of the Fund's ordinary income (excluding any capital gains or losses) for the calendar year,
(2) at least 98% of the excess of the Fund's capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         Some of the debt securities that may be acquired by the Portfolio may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Portfolio, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Portfolio at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired by the Portfolio will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

         Under certain circumstances, the Fund may be taxed on income deemed to be earned from certain CMO residuals.

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP CONTRACTS

         Some of the options, futures contracts, forward contracts and swap contracts entered into by the Portfolio may be "Section 1256 contracts." Section 1256 contracts held by the Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the
Code) are "marked-to-market" with unrealized gains or losses being treated as though they were realized. Any gains or losses, including "marked-to-market" gains or losses, on Section 1256 contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

         Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by the Portfolio may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts and swap contracts to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio. Short-term gain is taxed as ordinary income when distributed to Fund shareholders.

         The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The 30% limit on gains from the disposition of certain options, futures, forward contracts and swap contracts held less than three months, and the qualifying income and diversification requirements applicable to the Portfolio assets, may limit the extent to which the Portfolio will be able to engage in these transactions.

         Rules governing the tax aspects of swap contracts are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not necessarily accept such treatment. If it does not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other foreign currency contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

         Earnings derived by the Portfolio from sources outside the U.S. may be subject to non-U.S. withholding and possibly other taxes. Such taxes may be reduced or eliminated under the terms of a U.S. income tax treaty and the Portfolio would undertake any procedural steps required to claim the benefits of such a treaty. With respect to any non-U.S. taxes actually paid by the Portfolio, if more than 50% in value of the Portfolio's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will elect to treat its share of any non-U.S. income and similar taxes the Portfolio pays as though the taxes were paid by the Fund's shareholders.

         Upon the sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders. The Portfolio, the Fund, and the Fund's distributions may also be subject to state, local, foreign or other taxes not discussed above. A prospective investor may wish to consult a tax advisor to determine the suitability of an investment in the Fund based on the prospective investor's tax situation.

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

         Except as described below, whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

INDEPENDENT AUDITORS

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Trust and the Fund for the fiscal year ending October 31, 1997. KPMG Peat Marwick LLP will audit the Fund's annual financial statements, prepare the Fund's and Portfolio's income tax returns, and assist in the preparation of filings with the SEC. The address of KPMG Peat Marwick LLP is 99 High Street, Boston, Massachusetts 02110. The Portfolio Trust has appointed KPMG as its independent accountants to audit the Portfolio's financial statements for the fiscal year ending October 31, 1997.

COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The current audited financial statements dated October 31, 1996 of each of the Fund and the Portfolio are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1996 as filed with the SEC. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.


                                REPUBLIC NEW YORK
                               TAX-FREE BOND FUND

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

                    General
                      and                             (888) 525-5757 (Toll Free)
              Account Information
-------------------------------------------------------------------------------
             Republic National Bank of New York - Investment Adviser
                          ("Republic" or the "Adviser")

                              BISYS Fund Services -
                     Administrator, Distributor and Sponsor
                    ("BISYS," "Sponsor" or the "Distributor")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic New York Tax-Free Bond Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end, management investment company which currently consists of seven portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into three separate classes, Class A (formerly designated Class C) (the "Investor Shares"), Class B and Class Y (the "Adviser Shares").

         The investment objective of the Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund primarily in a non-diversified portfolio of municipal bonds and notes and other debt instruments the interest on which is exempt from regular federal, New York State and New York City personal income taxes. There can be no ` that the investment objective of the Fund will be achieved.

         Shares of the Fund are continuously offered for sale by the Distributor at net asset value with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE INVESTOR SHARES AND CLASS B SHARES, OR THE ADVISER SHARES OF THE FUND, AS APPROPRIATE, EACH DATED JANUARY 1, 1998 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

January 1, 1998


                                TABLE OF CONTENTS
                                                                           PAGE
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.............................
         "When-issued"  Municipal Obligations...............................
         Variable Rate Instruments..........................................
         Repurchase Agreements..............................................
         Participation Interests............................................
         Futures Contracts..................................................
         Portfolio Management...............................................
         Portfolio Transactions.............................................
         Special Factors Affecting New York.................................
         Investment Restrictions............................................
         Other Restrictions.................................................
         Percentage and Rating Restrictions.................................

PERFORMANCE INFORMATION.....................................................

MANAGEMENT OF THE TRUST.....................................................
         Trustees and Officers..............................................
         Compensation Table.................................................
         Investment Adviser.................................................
         Administrator......................................................
         Distribution Plans - Investor Shares and Class B Shares only.......
         Administrative Services Plan.......................................
         Shareholder Servicing Agents.......................................
         Transfer Agent and Custodian.......................................
         Expenses...........................................................

DETERMINATION OF NET ASSET VALUE............................................

TAXATION....................................................................
         Federal Income Tax.................................................
         Alternative Minimum Tax............................................
         Special Tax Considerations.........................................

OTHER INFORMATION...........................................................
         Capitalization.....................................................
         Voting Rights......................................................
         Independent Auditors...............................................
         Counsel............................................................
         Registration Statement.............................................

FINANCIAL STATEMENTS........................................................

APPENDIX A..................................................................
APPENDIX B..................................................................

         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 1, 1998 of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Policies" in the Prospectus.

         The investment objective of the Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment.

         As a non-diversified investment company, the Trust is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, the Trust intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities.

"WHEN-ISSUED" MUNICIPAL OBLIGATIONS

         Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest the Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. A separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitments is established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are placed in the account daily so that the value of the account equals the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fund's obligations are met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).

VARIABLE RATE INSTRUMENTS

         Investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

         The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed for the Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

REPURCHASE AGREEMENTS

         The Trust may invest the Fund's assets in instruments subject to repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Under the terms of a typical repurchase agreement, an underlying debt instrument would be acquired for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into on behalf of the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Trust or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders. The Trust will not invest on behalf of the Fund in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 10% of the Fund's net assets.

PARTICIPATION INTERESTS

         The Trust may purchase from banks on behalf of the Fund participation interests in all or part of specific holdings of Municipal Obligations. The Trust has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Trust will not invest more than 5% of the Fund's assets in participation interests.

         The Trust has no current intention of purchasing any participation interest for the Fund in the foreseeable future.

FUTURES CONTRACTS

         A Futures Contract is an agreement between two parties for the purchase or sale for future delivery of fixed income securities or for the payment or acceptance of a cash settlement based upon changes in the value of an index of securities. A "sale" of a Futures Contract means the acquisition of a contractual obligation to deliver the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. A "purchase" of a Futures Contract means the acquisition of a contractual obligation to acquire the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. Futures Contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures Contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, Futures Contracts are based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, three-month U.S. Treasury bills and on an index of municipal bonds.

         The Trust may enter into transactions in Futures Contracts on any fixed income securities and indexes of municipal securities to hedge the Fund's portfolio, i.e., to protect the Fund from fluctuations in interest rates without the risks and transaction costs of actually buying or selling long-term debt securities. For example, if the Fund owns long-term bonds, and interest rates were expected to increase, the Trust might enter into Futures Contracts on behalf of the Fund for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When the Fund is not fully invested, and a decline in interest rates is anticipated, which would increase the cost of fixed income securities which the Trust intends to acquire for the Fund, the Trust may purchase Futures Contracts on behalf of the Fund. In the event that the projected decline in interest rates occurs, the increased cost to the Fund of the securities acquired should be offset, in whole or in part, by gains on the Futures Contracts. As portfolio securities are purchased, the Trust will close out the Fund's Futures Contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, the Trust will purchase fixed income securities for the Fund upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         While Futures Contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Trust will incur brokerage fees on behalf of the Fund when it purchases and sells Futures Contracts. At the time a purchase or sale is made, cash or securities must be provided as an initial deposit known as "margin". The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the Futures Contract is valued through a process known as "marking to market", and the Trust may receive or be required to pay additional "variation margin" on behalf of the Fund as the Futures Contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was entered into.

         The Trust would purchase and sell Futures Contracts on indexes of municipal securities on behalf of the Fund for the purpose of hedging against a broad market decline which would cause a general reduction in the value of the Fund's portfolio of municipal securities, or in the value of a portion of such portfolio. To the extent that municipal securities held in the Fund's portfolio are the same, or have the same characteristics, as the securities comprising the index underlying the Futures Contract, changes in the value of the index should correlate closely with changes in the value of the Fund's portfolio securities. Under such circumstances, declines in the value of the Fund's portfolio securities may be offset through gains on the Fund's futures position. Similarly, the Trust may purchase Futures Contracts on indexes of municipal securities on behalf of the Fund where it expects to acquire a portfolio of municipal securities for the Fund and anticipates an increase in the cost of such securities prior to acquisition. To the extent that the securities to be acquired reflect the composition of the index underlying the Futures Contract, such increased cost may be offset, in whole or in part, through gains on the futures position. To the extent that the Trust on behalf of the Fund enters into Futures Contracts on securities other than municipal bonds, there is a possibility that the value of such Futures Contracts will not correlate in direct proportion to the value of the portfolio securities since the value of municipal bonds and other debt securities may not react in the same manner to a general change in interest rates and may react differently to factors other than changes in the general level of interest rates. The Fund's overall performance would be adversely affected if the value of its Futures Contracts on securities other than municipal bonds declined disproportionately to the value of the Fund's municipal bond portfolio.

         Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund may be protected, in whole or in part, against the increased cost of acquiring bonds resulting from a decline in interest rates. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows action in anticipation of such an interest rate decline without having to sell the Fund's portfolio securities. To the extent Futures Contracts are entered into for this purpose, the assets in the segregated asset accounts maintained on behalf of the Fund will consist of cash, cash equivalents or high quality debt securities from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial deposit and variation margin payments made for the Fund with respect to such Futures Contracts.

         The ability to hedge effectively all or a portion of the Fund's portfolio through transactions in Futures Contracts depends on the degree to which movements in the value of the fixed income securities or index underlying such contracts correlate with movements in the value of securities held in the Fund's portfolio. If the security, or the securities comprising the index, underlying a Futures Contract is different than the portfolio securities being hedged, they may not move to the same extent or in the same direction. In that event, the hedging strategy might not be successful and the Fund could sustain losses on the hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the index or security underlying a Futures Contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

         The trading of Futures Contracts on an index of fixed income securities entails the additional risk of imperfect correlation between movements in the futures price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract approaches.

         The Trust would purchase or sell Futures Contracts for the Fund only if, in the judgment of the Adviser, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require the Trust to post additional cash or cash equivalents on behalf of the Fund as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a Futures Contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the Futures Contract was originally entered into. While the Trust will establish a futures position for the Fund only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular Futures Contract at any specific time. In that event, it may not be possible to close out a position held for the Fund, which could require the Trust on behalf of the Fund to purchase or sell the instrument underlying the Futures Contract, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the Trust's ability to hedge effectively the Fund's portfolio.

         The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a Futures Contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of Futures Contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Investments in Futures Contracts also entail the risk that if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if the Trust had not entered into any such contract for the Fund. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in the Fund's portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which are hedged because there will be offsetting losses in the Fund's futures positions. In addition, in such situations, if the Fund has insufficient cash, bonds may have to be sold from the Fund's portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

         Each contract market on which Futures Contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund's portfolio.

         Regulations of the CFTC require that transactions in Futures Contracts may be entered into for the Fund for hedging purposes only, in order to assure that the Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into in order to hedge the value of securities held in the Fund's portfolio, and that all long futures positions either constitute bona fide hedge transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, such instruments may not be entered into for the Fund if, immediately thereafter, the sum of the amount of initial deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

         When a Futures Contract is purchased, an amount of cash or cash equivalents will be deposited in a segregated account with the Fund's custodian bank so that the amount so segregated, plus the initial and variation margin held in the account of its broker, will at all times equal the value of the Futures Contract, thereby insuring that the use of such futures is unleveraged.

         The ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that less than 30% of the Fund's gross income be derived from the sale or other disposition of stock or securities held for less than three months.

         The Trustees have adopted the requirement that Futures Contracts only be used for the Fund as a hedge and not for speculation. In addition to this requirement, the Board of Trustees has also adopted two percentage restrictions on the use of Futures Contracts. The first is that no Futures Contract will be entered into for the Fund if immediately thereafter the amount of margin deposits on all the Futures Contracts of the Fund would exceed 5% of the market value of the total assets of the Fund. The second restriction is that the aggregate market value of the Futures Contracts held for the Fund not exceed 50% of the market value of the Fund's total assets. Neither of these restrictions would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

         The Trust has no current intention of entering into any Futures Contract for the Fund in the foreseeable future.

PORTFOLIO MANAGEMENT

         The Trust intends that the Adviser fully manage the Fund's portfolio by buying and selling securities, as well as by holding selected securities to maturity. In managing the Fund's portfolio, the Adviser seeks to maximize the return on the Fund's portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers, which may include use of the following strategies:

         (1) shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

         (2) lengthening the average maturity of the portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

         (3) selling one type of debt security (e.g., revenue bonds) and buying another (e.g., general obligation bonds) when disparities arise in the relative values of each; and

         (4) changing from one debt security to an essentially similar debt security when their respective yields are distorted due to market factors.

         Distributions of gains, if any, realized from the sale of Municipal Obligations or other securities are subject to regular federal income taxes and New York State and New York City personal income taxes. These strategies may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding for the Fund of securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the expectations of changes in interest rates or the evaluation of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased.

PORTFOLIO TRANSACTIONS

         Municipal Obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions or concessions. Under the 1940 Act, persons affiliated with the Fund or the Distributor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. Subject to policies established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of Fund shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities.

         The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid from the Fund is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

SPECIAL FACTORS AFFECTING NEW YORK

         The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

         On July 10, 1995, Standard & Poor's downgraded its rating on New York city's outstanding general obligation bonds to BBB+ from A-, citing the city's chronic structural budget problems and weak economic outlook. Other factors contributing to Standard & Poor's downgrade include the city's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and of state and federal aid, and the city's continued high debt levels.

         For further information concerning New York Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete.

INVESTMENT RESTRICTIONS

         The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         The Trust, on behalf of the Fund, may not:

                  (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction; for additional related restrictions, see clause (i) under the caption "Other Restrictions" below;

                  (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin in connection with the purchase, ownership, holding or sale of Futures Contracts may be made;

                  (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

                  (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

                  (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

                  (6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that positions in Futures Contracts shall not be subject to this Investment Restriction and except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

                  (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above, and provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this Investment Restriction;

                  (8) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the writing, purchase, ownership, holding or sale of Futures Contracts;

                  (9) invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

                  (10) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; or

                  (11) purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

OTHER RESTRICTIONS

         The Trust on behalf of the Fund does not, as a matter of operating policy: (i) borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value)), (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value) provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction, (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions,
(iv) invest for the purpose of exercising control or management, (v) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation, provided, however, that the Trust will not purchase the securities of any registered investment company for the Fund if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and provided, further, that the Trust shall not purchase securities issued by any open-end investment company, (vi) invest more than 15% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days, (vii) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class, and all preferred stock of an issuer shall be deemed a single class, except that Futures Contracts shall not be subject to this Investment Restriction, (viii) invest more than 5% of the Fund's assets in companies which, including predecessors, have a record of less than three years' continuous operation, or (ix) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed by the Trust on behalf of the Fund without shareholder approval in response to changes in the various state and federal requirements.

         For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy, however the Adviser will consider such change in its determination of whether to hold the security.

         Subsequent to its purchase by the Trust on behalf of the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase for the Fund. Neither event requires sale of such Municipal Obligation by the Trust (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser considers such event in determining whether the Trust should continue to hold the Municipal Obligation on behalf of the Fund. To the extent that the ratings given to the Municipal Obligations or other securities held by the Trust on behalf of the Fund are altered due to changes in either the Moody's, Standard & Poor's or Fitch's ratings systems (see "Description of Ratings" in Appendix A to the Prospectus for an explanation of Standard & Poor's, Moody's and Fitch ratings), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trust's Board of Trustees has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are of "high quality" (i.e., within the two highest ratings assigned by any major rating service), or where the obligations are not freely transferable, the Trust requires that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.

                             PERFORMANCE INFORMATION

         Any current "yield" quotation of the Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act is calculated by (a) dividing (i) the dividends and interest earned during the period (as calculated in accordance with the requirements of the Securities and Exchange Commission) minus the expenses accrued for the period (net of reimbursements), by (ii) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period, (b) adding 1 to the quotient, (c) raising the sum to the sixth power, (d) subtracting 1 from the result, and (e) multiplying that result by 2. For the 30-day period ended October 31, 1997, the yield of the Fund was ____% for Investor Shares,
______% for Class B Shares* and ____% for Adviser Shares.

         Any "tax equivalent yield" quotation for the Fund is calculated as follows: if the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the yield which is not tax-exempt. For the 30-day period ended October 31, 1997, the tax equivalent yield of the Fund (assuming a 39.6% tax rate) was ____% for Investor Shares, ______% for Class B Shares* and ____% for Adviser Shares.

         A "total rate of return" quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the net asset value on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. The total return of the Investor Shares of the Fund for the one-year period ended October 31, 1997 was ____%, and the average annual total return of the Investor Shares of the Fund for the period from May 1, 1995 (commencement of operations) to October 31, 1997 was ____%. The total return for Class B Shares of the Fund for the one year period ended October 31, 1997 was ______%, and the average annual total return for the Class B Shares of the Fund for the period from May 1, 1995 (commencement of operations) to October 31, 1997 was _____%. The total return for Adviser Shares of the Fund for the one-year period ended October 31, 1997 was ____%, and the average annual total return for the Adviser Shares of the Fund for the period from July 1, 1996 (date of initial offering) to October 31, 1997 was ____%. Class B Shares were not offered prior to January 1, 1998.

*Class B Shares were not offered prior to January 1, 1998. These performance figures reflect the historical performance of the Fund adjusted to reflect the applicable charges and expenses of the Class B Shares.

         Any "tax equivalent total rate of return" quotation for the Fund is calculated as follows: if the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the total rate of return which is not tax-exempt. The tax equivalent total rate of return of the Investor Shares of the Fund for the one-year period ended October 31, 1997 was ____%, and the average annual tax equivalent total rate of return of the Investor Shares of the Fund for the period from May 1, 1995 (commencement of operations) to October 31, 1997 was ____%, assuming a 39.6% tax rate. The tax equivalent total rate of return for Class B Shares of the Fund for the one-year period ended October 31, 1997 was ______% and the average annual tax equivalent total rate of the Class B Shares for the period from May 1, 1995 (commencement of operations) to October 31, 1997 was ______% assuming a 39.6% tax rate.* The tax equivalent total rate of return for Adviser Shares of the Fund for the one-year period ended October 31, 1997 was ____% and the average annual tax equivalent total rate of return for the Adviser Shares of the Fund for the period from July 1, 1996 (date of initial offering) to October 31, 1996 was 8.31%, assuming a 39.6% tax rate. Class B Shares were not offered prior to January 1, 1998.




*Class B Shares were not offered prior to January 1, 1998. These performance figures reflect the historical performance of the Fund adjusted to reflect the applicable charges and expenses of the Class B shares.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FREDERICK C. CHEN, Trustee

         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW, Trustee

         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee

         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee

         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

GEORGE O. MARTINEZ*, President and Secretary

         Senior Vice President and Director of Legal and Compliance Services, BISYS Fund Services, Inc., March 1995 to present; Senior Vice President, Emerald Asset Management, Inc., August 1995 to present; Vice President and Associate General Counsel, Alliance Capital Management, June 1989 to March 1995.

KAREN DOYLE*, Vice President

         Manager of Client Services for BISYS Fund Services, Inc., October 1994 to present; from 1979 to October 1994, an employee of the Bank of New York.

FRANK M. DEUTCHKI*, Vice President

         Employee of BISYS Fund Services, Inc., April 1996 to present; Vice President, Chase Global Funds Service, September 1995 to April 1996; Vice President, Mutual Funds Service Company, 1989 to September 1995.

KEVIN MARTIN*, Vice President

         Employee of BISYS Fund Services, Inc., February 1996 to present; Senior Manager, Ernst & Young, 1984 to February 1996.

ADRIAN WATERS*, Treasurer

         Employee of BISYS Fund Services (Ireland) LTD., May 1993 to present; Manager, Price Waterhouse, 1989 to May 1993.

CATHERINE BRADY*, Assistant Treasurer

         Employee of BISYS Fund Services (Ireland) LTD., March 1994 to present; Supervisor, Price Waterhouse, 1990 to March 1994.

ALAINA METZ*, Assistant Secretary

         Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Inc., June 1995 to present; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

         Messrs. Martinez, Deutchki, Martin and Waters and Mss. Doyle, Brady and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

COMPENSATION TABLE

                                                Pension or
                                                Retirement                                     Total
                                                Benefits               Estimated               Compensation
                        Aggregate               Accrued as             Annual                  From Fund
Name of                 Compensation            Part of Fund           Benefits Upon           Complex* to
Trustee                 from Trust              Expenses               Retirement              Trustees
-------                 ------------            ------------           -------------           -------------

Frederick C. Chen       $1,950                  none                   none                    $8,600

Alan S. Parsow          $1,950                  none                   none                    $8,600

Larry M. Robbins        $1,950                  none                   none                    $8,600

Michael Seely           $1,950                  none                   none                    $8,600


* The Fund Complex includes the Trust, Republic Advisor Funds Trust, and Republic Portfolios.

         The compensation table above reflects the fees received by the Trustees for the year ended October 31, 1997. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,000 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins will receive an annual retainer of $4,600 and a fee of $1,000 for each meeting attended.

         As of February 10, 1997, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Kinco & Co. c/o Republic National Bank of New York, One Hanson Place, Brooklyn, New York, 11243 - 94.82% (Adviser Shares); and BHC Securities Inc., One Commerce Square, 2005 Market Square, Philadelphia, PA 19103 - 59.42% (Investor Shares). Shareholders who own more than 25% of the outstanding voting securities of the Fund (or a class thereof) may be able to control the outcome of any matter submitted for the approval of shareholders of the Fund (or class thereof).

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

         Pursuant to an Investment Advisory Contract, Republic is responsible for the investment management of the Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by Republic in its discretion, not including the Distributor. See "Portfolio Transactions". Republic also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

         Republic is a wholly-owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Fund.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Fund are not exclusive under the terms of the Investment Advisory Contract. Republic is free to and does render investment advisory services to others.

         The Investment Advisory Contract will remain in effect until September 26, 1997, and will continue in effect thereafter from year to year with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned. The Contract provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or of reckless disregard of its or their obligations and duties under the Contract.

         For the period from May 1, 1995 (commencement of operations) to October 31, 1995, investment advisory fees aggregated $9,063, of which the entire amount was waived. For the year ended October 31, 1996, investment advisory fees aggregated $24,512, the entire amount of which was waived.

ADMINISTRATOR

         The Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         For the period from May 1, 1995 (commencement of operations) to October 31, 1995, the Fund accrued administration fees of $7,250 to its former administrator, of which the entire amount was waived. For the year ended October 31, 1996, the Fund accrued administration fees equal to $19,609, $18,432 of which was waived.

DISTRIBUTION PLANS - INVESTOR SHARES AND CLASS B SHARES
ONLY

         Two Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Investor Shares (the "Class A Plan") and the Class B Shares (the "Class B Plan"). The Distribution Plans and provide that they may not be amended to increase materially the costs which either the Investor Shares or the Class B Shares may bear pursuant to the Class A Plan or Class B Plan without approval by shareholders of the Investor Shares or Class B Shares, respectively, and that any material amendments to the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan and Class B Plan, the Trustees considered alternative methods to distribute the Investor Shares and the Class B Shares and to reduce each class's per share expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit its respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Investor Shares or the Class B Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

         Prior to the adoption by the Trustees of a multiple class structure, effective January 15, 1996, a predecessor distribution plan was in effect with respect to all shares of the Fund. Pursuant to the predecessor and current distribution plans, during the fiscal year ended October 31, 1997, the Fund incurred a total of $_______ in distribution expenses, as follows: advertising, $_______; and printing and mailing of prospectuses to other than current shareholders, $_______. Total expenditures pursuant to the Distribution Plans as a percentage of average daily net assets during the same period were _____%.

ADMINISTRATIVE SERVICES PLAN

         An Administrative Services Plan has been adopted by the Trust with respect to the Investor Shares the Class B Shares and the Adviser Shares, and continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Investor Shares, the Class B Shares or the Adviser Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Investor Shares, the Class B Shares or the Adviser Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

SHAREHOLDER SERVICING AGENTS

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents from assets attributable to the Fund's Investor Shares and Class B Shares, respectively, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus describing the Investor Shares and the Class B Shares.

TRANSFER AGENT AND CUSTODIAN

         The Board of Trustees of the Trust has approved a Custodian Agreement and a Transfer Agency Agreement between the Trust and Investors Bank & Trust Company ("IBT") pursuant to which IBT will provide custodial, fund accounting, transfer agency, dividend disbursing and shareholder servicing services to the Trust and the Fund. The principal business address of IBT is 89 South Street, Boston, Massachusetts 02111.

EXPENSES

         Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class expenses with respect to the Investor Shares or the Class B Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each share of each class of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures Contracts are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

         Interest income on long-term obligations in the Fund's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

         Subject to the Trust's compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in kind of the Fund's portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

                                    TAXATION

FEDERAL INCOME TAX

         The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). By so qualifying, the Fund will be exempt from regular federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to shareholders.

         It is intended that the Fund's assets will be sufficiently invested in municipal securities to qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes.

         The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income which is not eligible to be so designated, the Fund, nonetheless, intends to distribute such income. Such distributions will be subject to federal, state, and local state taxes, as applicable, in the hands of shareholders.

         Distributions of net investment income received by the Fund from investment in taxable debt securities, or ordinary income realized upon the disposition of market discount bonds (including tax-exempt market discount bonds), and of any net realized short-term capital gains will be taxable to shareholders as ordinary income. Because the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is expected to be eligible for the dividends-received deduction available to corporations.

         Upon the sale or exchange of shares, a shareholder generally will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term if the shareholder's holding period for the shares is more than one year and, generally, will otherwise be short-term. If a capital gain distribution designated as a capital gain dividend is paid with respect to any shares of the Fund sold at a loss after being held for six months or less, the loss will be treated as a long-term capital loss for tax purposes.

         Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed, to the extent that dividends received from the Fund are designated as exempt-interest dividends. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss, to the extent not disallowed, realized on a disposition of shares of the Fund with respect to which long-term capital gain distributions have been paid will, to the extent of those dividends, be treated as a long-term capital loss if your shares have been held for six months or less at the time of their disposition.

         Under the Code, any distribution designated as being made from the Fund's net realized long-term capital gains is taxable to shareholders as long-term capital gains, regardless of the length of time shares are held.

         Distributions by the Fund (other than exempt-interest dividends) and redemption proceeds may be subject to backup withholding at the rate of 31%. Backup withholding generally applies to shareholders who have failed to properly certify their taxpayer identification numbers, who fail to provide other required tax-related certifications, and with respect to whom the Fund has received certain notifications from the Internal Revenue Service requiring or permitting the Fund to apply backup withholding. Backup withholding is not an additional tax and amounts so withheld generally may be applied by affected shareholders as a credit against their federal income tax liability.

         Interest on certain types of private activity bonds is not exempt from regular federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by private activity bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family (spouse, brothers, sisters, and lineal descendants) owns indirectly in aggregate more than 50% in the equity value of the substantial user.

         Certain futures contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60-40). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, in some cases, for purposes of the 4% excise tax, on October 31 of each year) are marked to market with the result that unrealized gains or losses are treated as though they were realized.

         The hedging transactions undertaken by the Fund may result in straddles for regular federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gains realized by the Fund, which are taxed as ordinary income when distributed to shareholders.

         The Fund may make one or more of the elections available under the Code that are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because the application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or a long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Fund's advisor attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be federal and (as applicable) state tax-exempt, neither the advisor nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

         From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the regular federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. Under these circumstances, Fund management would re-evaluate the Fund's investment objectives and policies and would consider either changes in the structure of the Fund and the Trust or their dissolution.

ALTERNATIVE MINIMUM TAX

         While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

         All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings.

         The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

         The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders; no attempt has been made to discuss individual tax consequences. A prospective investor should consult his or her tax advisor or state or local tax authorities to determine whether the Fund is a suitable investment based on his or her tax situation.

SPECIAL TAX CONSIDERATIONS

         Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New York City personal income tax purposes. Gain on the sale or redemption of Fund shares generally is subject to New York State and New York City personal income tax.

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

INDEPENDENT AUDITORS

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Funds of the Trust for the fiscal year ending October 31, 1997. KPMG Peat Marwick LLP will audit the Fund's annual financial statements, prepare the Fund's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02110.

COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The Fund's current audited financial statements dated October 31, 1996 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1996 as filed with the Securities and Exchange Commission. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.



                                   APPENDIX A

DESCRIPTION OF MUNICIPAL OBLIGATIONS

         Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

         The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending" on numerous factors.

         Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

         1.TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

         2.REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

         3.TAX AND REVENUE ANTICIPATION NOTES. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

         4.BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

         Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

         The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch Investors Service, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.


                                                         APPENDIX B

                        ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS

         The following information is a summary of special factors affecting investments in New York municipal obligations. It does not purport to be a complete description and is based on information from the Annual Information Statement of the State of New York dated July 26, 1996.

GENERAL

         New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its work force engaged in manufacturing and an increasing proportion engaged in service industries. This transition reflects a national trend.

         The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         Although industry and commerce are broadly spread across the State, particular activities are concentrated in the following areas: Westchester County -- headquarters for several major corporations; Buffalo -- diverse manufacturing base; Rochester -- manufacture of photographic and optical equipment; Syracuse and Utica-Rome area -- production of machinery and transportation equipment; Albany-Troy-Schenectady -- government and education center and production of electrical products; Binghampton -- original site of the International Business Machines Corporation and continued concentration of employment in computer and other high technology manufacturing; and New York City -- headquarters for the nation's securities business and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

ECONOMIC OUTLOOK

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal financial and monetary policies, the availability of credit, the level of interest rates, and the condition of the world economy, which would have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added nationally since early 1992. Since late 1992, the State has added approximately 240,000 jobs. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

         The overall rate of growth of the national economy during calendar year 1996 was forecast to be slightly below the "consensus" of a widely followed survey of national economic forecasters. Growth in the real gross domestic product during 1996 was projected to be moderate (2.1 percent), with anticipated declines in federal spending and net exports more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, was projected to be contained at about 3 percent due to moderate wage growth and foreign competition. Personal income and wages were projected to increase by about 5 percent.

         The forecast of the State's economy showed modest expansion during the first half of calendar 1996, but some slowdown was projected during the second half of the year. Although industries that export goods and services abroad are expected to continue to do well, growth was expected to be slowed by government cutbacks at all levels and by tight fiscal constraints on health and social services. On an average annual basis, employment growth in the State was expected to be up slightly from the 1995 rate. Personal income was expected to record moderate gains in 1996. Bonus payments in the securities industry were expected to increase further from the prior year's record level.

         The forecast for continued slow growth, and any resultant impact on the State's 1996-97 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumption spending. Investment could also remain robust. Conversely, the prospect of a continuing deadlock on federal budget deficit reduction or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for expected declines in government and banking employment and the direction of employment change that is likely to accompany telecommunications deregulation.

STATE FINANCIAL PLAN

         The State Constitution requires the Governor to submit to the Legislature a balanced Executive Budget which contains a complete plan of expenditures (the "State Financial Plan") for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the Executive Budget. A final budget must be approved before the statutory deadline of April 1. The State Financial Plan is updated quarterly pursuant to law.

         The State's fiscal year, which commenced on April 1, 1996, and ends on March 31, 1997, is referred to herein as the State's 1996-97 fiscal year.

         The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for all State-supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996, and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the 1996-97 fiscal year. The State Financial Plan will be updated quarterly pursuant to law in October and January.

         After adjustments for comparability between fiscal years, the adopted 1996-97 budget projects a year-over-year increase in General Fund disbursements of 0.2 percent. Adjusted State Funds (excluding federal grants) disbursements are projected to increase by 1.6 percent from the prior fiscal year. All Governmental Funds projected disbursements increase by 4.1 percent over the prior fiscal year, after adjustments for comparability.

         The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected to be $1.3 billion, or 3.9 percent of total General Fund receipts.

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in the Annual Information Statement, and those projections may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1996-97 budget.

         GOVERNMENT FUNDS

         The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds.

         General Fund Receipts

         The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1996-97 fiscal year, the General Fund is expected to account for approximately 47 percent of total governmental-funded disbursements and 71 percent of total State-funded disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

         The Financial Plan for the 1996-97 fiscal year projects General Fund receipts, including transfers from other funds, of $33.17 billion, an increase of $444 million from the total receipts in the prior fiscal year.

         Personal income tax is imposed on the income of individuals, estates and trusts and is based on federal definitions of income and deductions with certain modifications. In 1995, the State enacted a tax-reduction program designed to reduce receipts from the personal income tax by 20 percent over three years. Prior to 1995, the tax had remained substantially unchanged since 1989 as a result of annual deferrals of tax reductions originally enacted in 1987. The tax-reduction program is estimated to reduce receipts by $2.3 billion in the 1996-97 fiscal year, compared to what tax receipts would have been under the pre-1995 rate structure. The maximum rate was reduced from the 7.875 percent in effect between 1989 and 1994 to 7.59375 percent for 1995, to 7.125 percent for 1996, and is scheduled under current law to be reduced to 6.85 percent for 1997 and thereafter. In addition to significant reductions in overall tax rates, the program also includes increases in the standard deduction, widening tax brackets to increase the income thresholds to which higher tax rates apply, and modification of certain tax credits.

         The projected yield of personal income tax in the 1996-97 fiscal year of $17.1 billion is an increase of $103 million from reported collections in the State's 1995-96 fiscal year. The increase reflects both the effects of the tax reductions and the fact that reported collections in the preceding year were affected by net refund reserve account transactions that depressed collections in that year by $500 million. Without these changes, the yield of the tax would have grown by more than $1.0 billion (nearly 7 percent), reflecting liability growth for the 1995 tax year projected at approximately the same rate. The income base for the tax is projected to rise approximately 5 percent for the 1996 tax year.

         Receipts in user taxes and fees in the State's 1996-97 fiscal year are expected to total $6.73 billion, an increase of $97 million from reported 1995-96 results. Underlying growth in the continuing sales tax base is forecast to be 5 percent, accounting for the increase in the category as a whole. Projected receipts in 1996-97 are adversely affected by the full-year effects of reductions in the diesel motor fuel, container and beer taxes adopted in 1995 and by a temporary reduction of the sales tax on clothing enacted in 1996. Business tax receipts are projected at $4.62 billion, a decline of $360 million from reported 1995-96 results. The decline in the 1996-97 fiscal year largely reflects the effect of tax reductions enacted in 1994 and 1995, and the previously scheduled diversion of petroleum business and other tax receipts to dedicated transportation funds.

         Total receipts from other taxes in the State's 1996-97 fiscal year are projected at $945 million, $151 million less than in the preceding year. The estimates reflect 1994 and 1995 legislation reducing the burden of the real property gains tax and the estate tax as well as 1996 legislation repealing the real property gains tax, and diversion of a portion of the real estate transfer tax proceeds to the Environmental Protection Fund. Miscellaneous receipts in the State's 1996-97 fiscal year are expected to total $2.1 billion, an increase of $683 million above the amount received in the prior State fiscal year. This includes $481 million in surplus revenues from the Medical Malpractice Insurance Association ("MMIA"), and other various non-recurring resources. MMIA is a statutorily-created joint underwriting association of property/casualty insurance companies authorized to write certain personal liability insurance in the State which provides primary and excess medical malpractice insurance for medical service providers in the State. It has been reported that certain health care providers are considering a challenge to the State's right to these surplus revenues. Transfers from other funds remain virtually unchanged from the prior year. In the 1996-97 fiscal year, excess sales tax revenues are projected to be $1.4 billion, $75 million more than in the 1995-96 fiscal year. All other transfers are projected to decrease by $82 million, primarily reflecting the non-recurring transfer of $117 million from the Mass Transportation Operating Assistance Fund to the Revenue Accumulation Fund in 1995-96.

         General Fund Disbursements

         Disbursements from grants to local governments are projected to total $23.10 billion in the 1996-97 State Financial Plan, an increase of $597 million from 1995-96 levels. This category of the State Financial Plan includes $11.27 billion in aid for elementary, secondary, and higher education. Costs for social services, including Medicaid, account for $8.96 billion. Remaining disbursements primarily support community-based mental hygiene programs, community and public health programs, local transportation programs, and revenue sharing.

         Spending for State operations is projected at $5.82 billion, a decrease of $135 million. The lack of growth in this category reflects the workforce reduction program for 1996-97 that will be accomplished primarily through attrition, a continued hiring freeze and implementation of a retirement incentive program. Most agencies will spend less in 1996-97 than in 1995-96; however, criminal justice spending will increase modestly to reflect the impact of stricter sentencing laws.

         Spending for general State charges is projected at $2.22 billion in the 1996-97 State Financial Plan, an increase of $138 million from the 1995-96 level. Fringe benefit costs in 1995-96 were depressed by the one-time application of more than $100 million in reimbursements traditionally budgeted in other categories of the Financial Plan. Pension costs do not increase in 1996-97 assuming savings will be achieved as planned from the refinancing of certain pension liabilities. Other fringe benefit costs (including unemployment insurance) decline, due to workforce reductions accomplished primarily through attrition and early retirements.

         Debt service in the General Fund for 1996-97 reflects only the $10 million interest cost of the State's commercial paper program. No cost is included for a TRAN borrowing, since none is expected to be undertaken. General Fund debt service on short-term obligations of the State reflects the elimination of the State's spring borrowing. Transfers in support of debt service and capital project spending are projected to total $1.94 billion, an increase of $161 million. Transfers in support of capital projects decrease $210 million due to the availability of non-recurring revenues which will be deposited directly to the Capital Projects Funds in 1996-97 and the reclassification of economic development programs from capital projects to grants to local governments. Transfers in support of debt service increase $60 million reflecting prior year bond sales for prisons, housing programs, and State universities. All other transfers decrease $11 million from previous year levels.

         The 1996-97 opening fund balance of $287 million includes $237 million which is reserved in the Tax Stabilization Reserve Fund, as well as $41 million which is reserved in the Contingency Reserve Fund. The Contingency Reserve Fund was established in 1993-94 to set aside moneys to address adverse judgments or settlements resulting from litigation against the State. The closing fund balance in the General Fund of $337 million reflects a balance of $252 million in the Tax Stabilization Reserve Fund, following an additional payment of $15 million during the year, and a balance of $85 million in the Contingency Reserve Fund.

         Special Revenue Funds

         Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. For 1996-97, the State Financial Plan projects disbursements of $28.51 billion from these funds, an increase of $2.25 billion over 1995-96 levels. Disbursements from federal funds, primarily the federal share of Medicaid and other social services programs, are projected to total $21.31 billion in the 1996-97 fiscal year. Remaining projected spending of $7.20 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

         Capital Projects Funds

         Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local government or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues.

         Disbursements from the Capital Projects Funds in 1996-97 are projected at $3.85 billion, a decrease of $120 million over prior-year levels.

         Debt Service Funds

         Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. Disbursements are estimated at $2.58 billion in the 1996-97 fiscal year, an increase of $164 million from 1995-96. The transfer from the General Fund of $1.59 billion is expected to finance 62 percent of these payments. The remaining payments are expected to be financed by pledged revenues, including $1.83 billion in taxes, $234 million in dedicated fees, and $2.35 billion in patient revenues, including transfers of federal and State reimbursements and State dedicated taxes. After impoundment for debt service, as required, $3.7 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer - $1.9 billion - is made to the Special Revenue Fund type in support of operations of the mental hygiene agencies. Another $1.4 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on bonds of LGAC.

PRIOR FISCAL YEARS

         New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its last four fiscal years, the State recorded balanced budgets on a cash basis, with positive fund balances in each year.

1995-96 Fiscal Year

         The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The Division of the Budget reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the Tax Stabilization Reserve Fund ("TSRF"), and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

         The General Fund closing fund balance was $287 million, an increase of $129 million form 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the Contingency Reserve Fund ("CRF"), and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

         General Fund receipts totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies. Together with decreased social services spending, this management review accounts for the bulk of the decline in spending.

1994-95 Fiscal Year

         The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

         General Fund receipts totaled $33.16 billion, an increase of 2.9 percent from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent form the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

1993-94 Fiscal Year

         The State ended its 1993-94 fiscal year with a General Fund cash surplus, primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. A deposit of $268 million was made to the CRF, with a withdrawal during the year of $3 million, and a deposit of $67 million was made to the TSRF. These three transactions result in the change in fund balance of $332 million. In addition, a deposit of $1.14 billion was redeposited in the tax refund reserve account, of which $1.03 billion was available for budgetary purposes in the 1994-95 fiscal year. The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The General Fund closing balance was $399 million, of which $265 million was on deposit in the CRF and $134 million in the TSRF. The CRF was initially funded with a transfer of $100 million attributable to a positive margin recorded in the 1992-93 fiscal year.

         General Fund receipts totaled $32.23 billion, an increase of 2.6 percent from 1992-93 levels. General Fund disbursements totaled $31.90 billion for the 1993-94 fiscal year, 3.5 percent higher than the previous fiscal year. Receipts were higher in part due to improved tax collections from renewed State economic growth, although the State continued to lag behind the national economic recovery. Disbursements were higher due in part to increased local assistance costs for school aid and social services, accelerated payment of certain Medicaid expenses, and the cost of an additional payroll for State employees.

CERTAIN LITIGATION

         Certain litigation pending against New York or its officers or employees could have a substantial or long-term adverse effect on New York finances. Among the more significant of these cases are those that involve: (i) the validity of agreements and treaties by which various Indian tribes transferred to New York title to certain land in New York; (ii) certain aspects of New York's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services, and the eligibility for and nature of home care services; (iii) challenges to provisions of Section 2807-c of the Public Health Law, which impose a 13% surcharge on inpatient hospital bills paid by commercial insurers and employee welfare benefit plans;
(iv) an action against the State of New York and New York City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing;
(v) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vi) alleged responsibility of New York officials to assist in remedying racial segregation in the City of Yonkers; (vii) a claim for reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with handicapping conditions; and (viii) a claim that the State's Department of Environmental Conservation prevented the completion of a cogeneration facility by the projected date by failing to provide data in a timely manner and that the plaintiff thereby suffered damages. In addition, aspects of petroleum business taxes are the subject of administrative claims and litigation.

THE CITY OF NEW YORK

         The fiscal health of the State of New York is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from New York. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with GAAP.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (the "MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to, a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive monies from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates.

         Implementation of the financial plan is also dependent upon the ability of the City and certain Covered Organizations to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. The City currently projects that if no action is taken, it will exceed its State Constitutional general debt limit beginning in the City fiscal year 1998. The current financial plan includes certain alternative methods of financing a portion of the City's capital program which require State or other outside approval. Future developments concerning the City or its Covered Organizations, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such Covered Organizations and may also affect the market for their outstanding securities.

         The staffs of the OSDC, the Control Board and the City Controller issue periodic reports on the City's financial plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the financial plan, as modified, by the City and its Covered Organizations. According to recent staff reports, the City's economy has experienced weak employment and moderate wage and income growth throughout the mid-1990's. Although this trend is expected to continue for the rest of the decade, there is the risk of a slowdown in the City's economy in the next few years, which would depress revenue growth and put further strains on the City's budget. Also, staff reports have indicated that the City's recent balanced budgets have been accomplished, in part, through the use of non-recurring resources; that the City's financial plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditures in line with recurring revenues; and that the City is therefore likely to continue to face future projected budget gaps requiring the City to increase revenues and/or reduce expenditures.

OTHER LOCALITIES

         In addition to the City, certain localities, including the City of Yonkers and the City of Troy, could have financial problems leading to requests for additional State assistance during the State's 1996-97 fiscal year and thereafter. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion.

         From time to time, federal expenditure reductions could reduce, or in some cases, eliminate, federal funding of some local programs, and, accordingly, might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

AUTHORITIES

         The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorization. As of September 30, 1995, aggregate outstanding debt of all State public authorities was $73.45 billion. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         The Metropolitan Transit Authority (the "MTA"), which receives the bulk of the appropriated moneys from the State, oversees the operation of the City's bus and subway system by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA has depended and will continue to depend upon federal, state and local government support to operate the transit system because fare revenues are insufficient.

         Since 1980, the State has enacted several taxes (including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region served by the MTA and a special one-quarter of one percent regional sales and use tax) that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, a one-quarter of one percent regional mortgages recording tax paid on certain mortgages creates an additional source of recurring revenues for the MTA. Further, in 1993, the State dedicated a portion of the State petroleum business tax to assist the MTA. For the 1996-97 State fiscal year, total State assistance to the MTA is estimated at approximately $1.09 billion.

         State legislation accompanying the 1996-97 adopted State budget authorized the MTA, Triborough Bridge and Tunnel Authority, and AT to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan will supersede the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of capital programs designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

         There can be no assurance that all the necessary governmental actions for the Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.



                              REPUBLIC EQUITY FUND

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

               General
                 and                                (888) 525-5757 (Toll Free)
          Account Information

--------------------------------------------------------------------------------

             Republic National Bank of New York - Investment Manager
                          ("Republic" or the "Manager")

                       Alliance Capital Management L.P. -
                             Investment Sub-Adviser
                         ("Alliance" or a "Sub-Adviser")

                             Brinson Partners, Inc.
                             Investment Sub-Adviser
                         ("Brinson" or a "Sub-Adviser")

                               BISYS Fund Services
                     Administrator, Distributor and Sponsor
                 ("BISYS" or the "Distributor" or the "Sponsor")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic Equity Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end, management investment company which currently consists of seven portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into three separate classes, Class A (formerly designated Class C) (the "Investor Shares"), Class B and Class Y (the "Adviser Shares").

         The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund will normally invest in equity securities of seasoned companies in sound financial condition which are expected to show above-average price appreciation. There can be no assurance that the investment objective of the Fund will be achieved.

         Shares of the Fund are continuously offered for sale by the Distributor at net asset value with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE INVESTOR SHARES AND CLASS B SHARES, OR THE ADVISER SHARES OF THE FUND, AS APPROPRIATE, EACH DATED JANUARY 1, 1998 (each a "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

January 1, 1998


                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
INVESTMENT OBJECTIVE, POLICIES, RISKS AND RESTRICTIONS .............
         Convertible Securities ....................................
         Portfolio Securities Loans.................................
         Rule 144A Securities.......................................
         Repurchase Agreements......................................
         Options on Securities......................................
         Options on Securities Indices..............................
         Futures Contracts..........................................
         Options on Futures Contracts...............................
         Forward Contracts..........................................
         Portfolio Transactions.....................................
         Risk Factors...............................................
         Investment Restrictions ...................................
         Percentage and Rating Restrictions ........................

PERFORMANCE INFORMATION ............................................

MANAGEMENT OF THE TRUST ............................................
         Trustees and Officers .....................................
         Compensation Table ........................................
         Investment Manager ........................................
         Investment Sub-Advisers ...................................
         Administrator .............................................
         Distribution Plans-Investor Shares and Class B Shares only
         Administrative Services Plan ..............................
         Shareholder Servicing Agents ..............................
         Transfer Agent and Custodian ..............................
         Expenses ..................................................

VALUATION OF SECURITIES, REDEMPTION IN KIND ........................

TAXATION ...........................................................
         Federal Income Tax ........................................
         Options ...................................................
         Investment in Passive Foreign Investment Companies ........
         Effect of Foreign Currencies ..............................
         Disposition of Shares .....................................

OTHER INFORMATION ..................................................
         Capitalization ............................................
         Voting Rights .............................................
         Independent Auditors ......................................
         Counsel ...................................................
         Registration Statement ....................................

FINANCIAL STATEMENTS ...............................................

APPENDIX ...........................................................

         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 1, 1998, of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.


             INVESTMENT OBJECTIVE, POLICIES, RISKS AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective, Risks and Policies" and the discussion of risks described under "Additional Risk Factors and Policies" in the Prospectus.

         The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund will normally invest in equity securities of seasoned companies in sound financial condition which are expected to show above-average price appreciation.

CONVERTIBLE SECURITIES

         The Fund may buy securities that are convertible into common stock. The following is a brief description of the various types of convertible securities in which the Fund may invest.

         Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable.

         Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

         Warrants entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

         Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public.

PORTFOLIO SECURITIES LOANS

         The Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund's total assets. The Fund's loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government Securities") or other permissible means. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities.

         By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities or obtaining yield in the form of interest paid by the borrower when such U.S. Government Securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (iv) the Fund may pay only reasonable fees in connection with the loaned securities (no fee will be paid to affiliated persons of the Fund); and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

RULE 144A SECURITIES

         The Fund may invest in securities qualifying for resale to "qualified institutional buyers" under Securities and Exchange Commission ("SEC") Rule 144A that are determined by the Board, or by a Sub-Adviser pursuant to the Board's delegation, to be liquid securities. The Board will review quarterly the liquidity of the investments the Fund makes in such securities.

REPURCHASE AGREEMENTS

         As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized domestic or foreign securities dealers or institutions which a Sub-Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds have values that are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase.

         The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after a Sub-Adviser has determined that the seller is creditworthy, and the Sub-Adviser monitor that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

OPTIONS ON SECURITIES

         The Fund may write (sell) covered call and put options on securities and purchase call and put options. The Fund may write options for the purpose of attempting to increase its return and for hedging purposes. In particular, if the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by the Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.

         The Fund may also write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option on a portfolio security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by the Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         The Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund will purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

         The staff of the SEC has taken the position that purchased over-the-counter options and certain assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). The Sub-Advisers intend to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

OPTIONS ON SECURITIES INDICES

         The Fund may write (sell) covered call and put options and purchase call and put options on securities indices. The Fund may cover call options on securities indices by owning securities whose price changes, in the opinion of a Sub-Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. The Fund may cover put options on securities indices by maintaining cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The Fund will receive a premium from writing a put or call option on a securities index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investment. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

         The Fund may also purchase put options on securities indices to hedge their investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

         The purchase of call options on securities indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

FUTURES CONTRACTS

         The Fund may enter into futures contracts for the purchase or sale for future delivery of securities or foreign currencies or contracts based on indices of securities as such instruments become available for trading. This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which the Fund intends to purchase at a later date. Futures contracts may also be entered into for non-hedging purposes to the extent permitted by applicable law. A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

         While futures contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. The Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, the Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The futures contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Fund may provide or receive cash that reflects the decline or increase in the value of the contract.

         The purpose of the purchase or sale of a futures contract, for hedging purposes in the case of a portfolio holding long-term debt securities, is to protect the Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the Fund's futures contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Purchases of futures contracts would be particularly appropriate when the cash flow from the sale of new shares of the Fund could have the effect of diluting dividend earnings. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of liquid instruments from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts, thereby assuring that the transactions are unleveraged.

         Futures contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

         A futures contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The Fund may enter into stock index futures contracts in order to protect the Fund's current or intended stock investments from broad fluctuations in stock prices and for non-hedging purposes to the extent permitted by applicable law. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that Fund intends to purchase. As such acquisitions are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities. Futures contracts on other securities indices may be used in a similar manner in order to protect the portfolio from broad fluctuations in securities prices and for non-hedging purposes to the extent permitted by applicable law.

OPTIONS ON FUTURES CONTRACTS

         The Fund may write and purchase options to buy or sell futures contracts. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency underlying the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or currency underlying the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Fund may purchase options on futures contracts for hedging purposes as an alternative to purchasing or selling the underlying futures contracts, or for non-hedging purposes to the extent permitted by applicable law. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Fund may, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Fund may purchase call options on futures contracts, rather than purchasing the underlying futures contracts. As in the case of Options, the writing of options on futures contracts may require the Portfolio to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of options on futures contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

FORWARD CONTRACTS

         The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross hedging" purposes as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, if a Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

         The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

PORTFOLIO TRANSACTIONS

         The Sub-Advisers are primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Sub-Adviser may place orders for the purchase and sale of Fund investments for the Fund with a broker-dealer affiliate of the Manager or a Sub-Adviser.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), a Sub-Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. For the fiscal year ended October 31, 1996, the Fund paid aggregate brokerage commissions equal to $45,987, a11 of which was paid to broker-dealers that provided "brokerage and research services" to the Fund's former sub-adviser. For the period August 1, 1995 to October 31, 1995, no brokerage commissions were paid by the Fund.

         Investment decisions for the Fund and for the other investment advisory clients of the Sub-Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in a Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of a Sub-Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

RISK FACTORS

         As stated in the Prospectus, the Fund may invest in lower rated, high-yield, "junk" bonds. In general, the market for lower rated, high-yield bonds is more limited than the market for higher rated bonds, and because their markets may be thinner and less active, the market prices of lower rated, high-yield bonds may fluctuate more than the prices of higher rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks which may be associated with lower rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower yielding bonds; and legislation, from time to time, which may adversely affect their market. Since the risk of default is higher among lower rated, high-yield bonds, a Sub-Adviser's research and analyses are important ingredients in the selection of lower rated, high-yield bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this Statement of Additional Information.

INVESTMENT RESTRICTIONS

         The Trust (with respect to the Fund) has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding "voting securities." The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940 ("1940 Act").

         As a matter of fundamental policy, the Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets (other than assets which are not "investment securities" as defined in the 1940 Act) in an open-end investment company with substantially the same investment objectives):

          (1) invest in physical commodities or contracts on physical commodities;

          (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

          (3) make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Fund's investment objective and policies;

          (4) borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Fund maintains asset coverage of at least 300% for all such borrowings;

          (5) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities);

          (6) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Fund adopts a temporary defensive position;

          (7)  issue senior securities, except as permitted under the 1940 Act;

          (8) with respect to 75% of its assets, the Fund will not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets taken at market value would be invested in the securities of any single issuer; and

          (9) with respect to 75% of its assets, the Fund will not purchase a security if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any issuer.

         The Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Fund will not:

          (1) borrow money, except that the Fund may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Fund may not purchase any security while outstanding borrowings exceed 5% of net assets;

          (2) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

          (3) purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges or an exchange with comparable listing requirements. Warrants attached to securities are not subject to this limitation;

          (4) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

          (5) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Trust to be liquid);

          (6) invest more than 15% of the Fund's total assets (taken at the greater of cost or market value) in (a) securities (including Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Fund's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

          (7) invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

          (8) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

          (9) invest for the purpose of exercising control over management of any company;

          (10) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Fund shall not invest in the shares of any open-end investment company unless (a) the Sub-Adviser waives any investment advisory fees with respect to such assets, and (b) the Fund pays no sales charge in connection with the investment;

          (11) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

          (12) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases; and

          (13) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the put determined as of the date the options are sold shall not exceed 50% of the Fund's net assets;
               (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

          (14) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy, however a Sub-Adviser will consider such change in its determination of whether to hold the security.

                             PERFORMANCE INFORMATION

         The Trust may, from time to time, include the yield and total return for the Fund, both computed in accordance with formulas prescribed by the SEC, in advertisements or reports to shareholders or prospective investors.

         Quotations of yield for the Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


                     a-b     6
         YIELD = 2[( --- + 1) -1]
                     cd

where    a = dividends and interest earned during the period,

         b = expenses accrued for the period (net of reimbursements),

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per share on the last day of the period.

         For the 30-day period ending October 31, 1997, the yield of the Fund was ____% for the Investor Shares, (with the sales charge), _____% for the Investor Shares (without the sales charge), ______% for the Class B Shares* and _____% for the Adviser Shares.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information. The total return of the Investor Shares of the Fund for the year ended October 31, 1997 was ____% with the sales charge and _______% without the sales charge , and for the period from August 1, 1995 (commencement of operations) to October 31, 1997, total return for the Investor Shares equaled ____% (with the sales charge and ______% without the sales charge. The total return of the Class B Shares of the Fund for the one year period ended October 31, 1997 was ______%, and the average annual total return of the Class B Shares for the period August 1, 1995 {commencement of operations) to October 31, 1997 was _______%.* The total return of the Adviser Shares of the Fund for the one-year period ended October 31, 1997 was ____%, and the average annual total return of the Adviser Shares of the Fund for the period from July 1, 1996 (date of initial offering) to October 31, 1997 was ____%.



*Class B Shares were not offered prior to January 1, 1998. These performance figures reflect the historical performance of the Fund adjusted to reflect the applicable charges and expenses of the Class B Shares.


         Performance information for the Fund may also be compared to various unmanaged indices, such as the Standard & Poor's Stock Index. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FREDERICK C. CHEN, Trustee
         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW, Trustee
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

GEORGE O. MARTINEZ*, President and Secretary
         Senior Vice President and Director of Legal and Compliance Services, BISYS Fund Services, Inc., March 1995 to present; Senior Vice President, Emerald Asset Management, Inc., August 1995 to present; Vice President and Associate General Counsel, Alliance Capital Management, June 1989 to March 1995.

KAREN DOYLE*, Vice President
         Manager of Client Services for BISYS Fund Services, Inc., October 1994 to present; from 1979 to October 1994, an employee of the Bank of New York.

FRANK M. DEUTCHKI*, Vice President
         Employee of BISYS Fund Services, Inc., April 1996 to present; Vice President, Chase Global Funds Service, September 1995 to April 1996; Vice President, Mutual Funds Service Company, 1989 to September 1995.

KEVIN MARTIN*, Vice President
         Employee of BISYS Fund Services, Inc., February 1996 to present; Senior Manager, Ernst & Young, 1984 to February 1996.

ADRIAN WATERS*, Treasurer
         Employee of BISYS Fund Services (Ireland) LTD., May 1993 to present; Manager, Price Waterhouse, 1989 to May 1993.

CATHERINE BRADY*, Assistant Treasurer
         Employee of BISYS Fund Services (Ireland) LTD., March 1994 to present; Supervisor, Price Waterhouse, 1990 to March 1994.

ALAINA METZ*, Assistant Secretary
         Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Inc., June 1995 to present; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

         Messrs. Martinez, Deutchki, Martin and Waters and Mss. Doyle, Brady and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

COMPENSATION TABLE
                                                Pension or
                                                Retirement                                     Total
                                                Benefits               Estimated               Compensation
                        Aggregate               Accrued as             Annual                  From Fund
Name of                 Compensation            Part of Fund           Benefits Upon           Complex* to
Trustee                 from Trust              Expenses               Retirement              Trustees
-------                 ------------            ------------           -------------           ------------
Frederick C. Chen       $1,950                  none                   none                    $8,600

Alan S. Parsow          $1,950                  none                   none                    $8,600

Larry M. Robbins        $1,950                  none                   none                    $8,600

Michael Seely           $1,950                  none                   none                    $8,600

* The Fund Complex includes the Trust, Republic Advisor Funds Trust, and Republic Portfolios.


         The compensation table above reflects the fees received by the Trustees for the year ended October 31, 1997. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,000 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins will receive an annual retainer of $4,600 and a fee of $1,000 for each meeting attended.

         As of February 10, 1997, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Kinco & Co. c/o RNB Securities Services, One Hanson Place, Brooklyn, New York, 11243 - 99.52% (Adviser Shares); Kinco & Co. c/o RNB Securities Services, One Hanson Place, Brooklyn, New York 11243 - 32.82%, BHC Securities, Inc., One Commerce Square, 2005 Market Square, Philadelphia, Pennsylvania 19103 - 30.14%, Republic New York Securities Corp. (as Custodian), 452 Fifth Avenue, Tower 14, New York, New York 10018 - 10.02%, and Republic National Bank fbo IRA of Toby Sasson, c/o Metro Sports Group, Inc., 202 Port Jersey Blvd., Jersey City, New Jersey 07305 - 5.82% (Investor Shares). Shareholders who own more than 25% of the outstanding voting securities of the Fund (or a class thereof) may be able to control the outcome of any matter submitted for the approval of the shareholders of the Fund (or class thereof).

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT MANAGER

         Republic is the investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Contract") with the Trust. For its services, the Manager is paid a fee by the Fund, computed daily and based on the Fund's average daily net assets, equal on the annual basis to 0.175% of net assets. For the period from August 1, 1995 (commencement of operations) to October 31, 1995 and for the fiscal year ended October 31, 1996, investment management fees aggregated $6,118 and $54,829, respectively, of which the entire amount was waived.

         The Investment Management Contract will remain in effect until April 7, 1997, and will continue in effect thereafter from year to year with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Trust who are not parties to the Investment Management Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Management Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Fund.

         Republic complies with applicable laws, regulations, and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment management services of Republic to the Fund are not exclusive under the terms of the Investment Management Contract. Republic is free to and does render investment management and advisory services to others.

INVESTMENT SUB-ADVISERS

         Alliance and Brinson, as the Fund's Sub-Advisers, are responsible for the investment management of the Fund's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by the Sub-Advisers in their discretion. See "Portfolio Transactions." Each Sub-Adviser also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund. Prior to January 1, 1997, a different investment management firm served as the Fund's sub-adviser.

         For its services, each Sub-Adviser receives from the Fund a fee, computed daily and based on the Fund's average daily net assets allocated to the Sub-Adviser for management, at the annual rate of 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets in excess of $200 million. For the period from August 1, 1995 (commencement of operations) to October 31, 1995, sub-advisory fees aggregated $11,363, of which the entire amount was reimbursed, and for the fiscal year ended October 31, 1996, sub-advisory fees aggregated $101,825.

         Alliance is a Delaware limited partnership. Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and conducts no other active business. Units representing assignment of beneficial ownership of limited partnership interests of Alliance are publicly traded on the New York Stock Exchange. As of September 30, 1996, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 57.4% of the outstanding units of Alliance. ACMC, ECMC, and ACMC, Inc. are wholly owned subsidiaries of Equitable. Equitable, a New York life insurance company, had total assets as of June 30, 1996 of over $70.9 billion. Equitable is a wholly owned subsidiary of The Equitable Companies Incorporated, a Delaware corporation ("ECI"), whose shares are publicly traded on the New York Stock Exchange. As of March 1, 1996, AXA, a French insurance holding company, owned 63.9% of the issued and outstanding shares of the common stock of ECI.

         Brinson is an indirect wholly owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry.

         The investment advisory services of each Sub-Adviser to the Fund are not exclusive under the terms of its Subadvisory Agreement with Republic. Each Sub-Adviser is free to and does render investment advisory services to others.

ADMINISTRATOR

         The Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         For the period from August 1, 1995 (commencement of operations) to October 31, 1995, the Fund accrued administration fees of $6,992 to its former administrator, of which the entire amount was waived. For the year ended October 31, 1996, the Fund accrued administration fees equal to $62,662 of which $43,028 was waived.

DISTRIBUTION PLANS - INVESTOR SHARES AND CLASS B SHARES ONLY

         Two Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Investor Shares (the "Class A Plan") and the Class B Shares (the "Class B Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which either the Investor Shares or the Class B Share may bear pursuant to the Class A Plan or Class B Plan without approval by shareholders of the Investor Shares or Class B Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by a majority vote of the Board of Trustees and by a majority vote of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan and Class B Plan, the Trustees considered alternative methods to distribute Investor Shares and Class B Shares and to reduce each class's per share expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit its respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Investor Shares or the Class B Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

         Prior to the adoption by the Trustees of a multiple class structure, effective January 15, 1996, a predecessor distribution plan was in effect with respect to all shares of the Fund. Pursuant to the predecessor and current distribution plans, during the fiscal year ended October 31, 1997, the Fund spent a total of $_______ on the following pursuant to the Distribution Plan: printing and mailing of prospectuses to other than current shareholders, $______; and other marketing expenses, $____. Total expenditures pursuant to the Distribution Plans as a percentage of average daily net assets during the same period were ____%.

ADMINISTRATIVE SERVICES PLAN

         An Administrative Services Plan has been adopted by the Trust with respect to the Investor Shares, the Class B Shares and the Adviser Shares, and continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Investor Shares, the Class B Shares or the Adviser Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Investor Shares, the Class B Shares or the Adviser Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

SHAREHOLDER SERVICING AGENTS

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents from assets attributable to the Fund's Investor Shares and Class B Shares, respectively, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus describing the Investor Shares and the Class B Shares.

TRANSFER AGENT AND CUSTODIAN

         The Board of Trustees of the Trust has also approved a Custodian Agreement and a Transfer Agency Agreement between the Trust and Investors
Bank & Trust Company ("IBT") pursuant to which IBT will provide custodial, fund accounting, transfer agency, dividend disbursing and shareholder servicing services to the Trust and the Fund. The principal business address of IBT is 89 South Street, Boston, Massachusetts 02111.

EXPENSES

         Except for the expenses paid by the Manager and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Investor Shares or the Class B Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the portfolios.

                   VALUATION OF SECURITIES; REDEMPTION IN KIND

         The net asset value of each share of each class of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

         The accounting records of the Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

         The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

               Type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Sub-Advisers will value such securities based upon all relevant factors as outlined in FRR 1.

         Subject to the Trust's compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in kind of the Fund's portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

                                    TAXATION

FEDERAL INCOME TAX

         The Fund intends to qualify annually as a separate "regulated investment company" (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify, at least 90% of the Fund's investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) must be distributed to Fund shareholders, and the Fund must meet certain diversification of assets, source of income, and other requirements. If the Fund does not so qualify, it will be taxed as an ordinary corporation.

         Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, for each calendar year an amount must be distributed that is equal to the sum of (a) at least 98% of the Fund's ordinary income (excluding any capital gains or losses) for the calendar year, (b) at least 98% of the Fund's capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year, and (c) all such ordinary income and capital gains for previous years that were not distributed during such years.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described in the Prospectus, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (1) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (2) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired by the Fund will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

OPTIONS

         Some of the options entered into by the Fund may be "Section 1256 contracts." Section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to-market" with unrealized gains or losses being treated as though they were realized. Any gains or losses, including "marked-to-market" gains or losses, on Section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40"), although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

         Generally, certain options transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund, which generally would increase the amount of dividends. Short-term gain is taxed as ordinary income when distributed to Fund shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         The Fund's intention to qualify as a RIC may limit the extent to which the Fund will be able to engage in these transactions.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares held by the Fund. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

EFFECT OF FOREIGN CURRENCIES

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other foreign currency contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

DISPOSITION OF SHARES

         Upon the sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders. The Fund's distributions may also be subject to state, local, foreign or other taxes not discussed above. A prospective investor may wish to consult a tax advisor to determine the suitability of an investment in the Fund based on the prospective investor's tax situation.

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994, the name of the Trust was "FundTrust."

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees has been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

INDEPENDENT AUDITORS

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Funds of the Trust for the fiscal year ending October 31, 1997. KPMG Peat Marwick LLP will audit the Fund's annual financial statements, prepare the Fund's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02110.

COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The Fund's current audited financial statements dated October 31, 1996 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1996 as filed with the SEC. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.


                                    APPENDIX

                         Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

         AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

Plus(+)
or
Minus(-) The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper, including Tax Exempt

         A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MOODY'S

Corporate and Municipal Bonds

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Note Moody's applies numerical modifiers, 1,2, and 3 in each generic rating classification from Aa through Bb in its corporate bond rating system. The modifier 1 indicates that the security rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Those municipal bonds within the Aa, A, Baa, and Ba categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, and Ba1.

Commercial Paper

         Prime-1 Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -  Leading market positions in well established industries.
               -  High rates of return on funds employed.
               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
               - Well established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          Not
         Prime Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

FITCH INVESTORS SERVICE

Corporate Bond Ratings

         AAA Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien -- in many cases directly following an AAA security -- or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A Securities of this rating are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Securities of this rating are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus(+)
or
Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper Ratings

         F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

         F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and F-1" ratings.

         F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS RATINGS

Corporate Bond Ratings

         AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury Funds.

         AA+
     AA, AA- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+
      A, A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         BBB+
    BBB, BBB-     Below average protection factors but still considered
                  sufficient for prudent investment. Considerable variability in risk during economic cycles.

Commercial Paper Ratings

         Duff 1+ Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.



                          REPUBLIC OVERSEAS EQUITY FUND

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 (888) 525-5757

             Republic National Bank of New York - Investment Manager
                          ("Republic" or the "Manager")

                  Capital Guardian Trust Company - Sub-Adviser
                          ("CGTC" or the "Sub-Adviser")

                              BISYS Fund Services -
               Administrator of the Fund, Distributor and Sponsor
                 ("BISYS" or the "Administrator of the Fund" or
                       the "Distributor" or the "Sponsor")

                    BISYS Fund Services (Ireland), Limited -

                         Administrator of the Portfolio

                               ("BISYS (Ireland)")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic Overseas Equity Fund (the "Fund") is a separate series of Republic Funds (the "Trust"), an open-end, management investment company which currently consists of seven series, each of which has different and distinct investment objectives and policies. The Trust seeks to achieve the Fund's investment objective by investing all of the Fund's investable assets ("Assets") in the International Equity Portfolio (the "Portfolio"), which has the same investment objective as the Fund. The Portfolio is a series of the Republic Portfolios (the "Portfolio Trust") which is an open-end management investment company. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into two separate classes, Class A (formerly designated Class C) (the "Investor Shares") and Class B.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND, DATED JANUARY 1, 1998 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Fund at the address and telephone number printed above.

January 1, 1998


                                TABLE OF CONTENTS

                                                                           PAGE
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS............................
         U.S. Government Securities........................................
         Convertible Securities............................................
         Repurchase Agreements.............................................
         Investment Restrictions...........................................
         Percentage and Rating Restrictions................................

PORTFOLIO TRANSACTIONS.....................................................

PERFORMANCE INFORMATION....................................................

MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST...........................
         Trustees and Officers.............................................
         Compensation Table................................................
         Investment Manager................................................
         Sub-Adviser.......................................................
         Administrator and Portfolio Administrator.........................
         Distribution Plans.................................................
         Administrative Services Plan......................................
         Shareholder Servicing Agents......................................
         Custodian, Transfer Agents, and Fund Accounting Agents............
         Expenses..........................................................

DETERMINATION OF NET ASSET VALUE...........................................

TAXATION...................................................................
         Options, Futures and Forward Contracts............................
         Swap Agreements...................................................
         Investment in Passive Foreign Investment Companies................
         Disposition of Shares.............................................

OTHER INFORMATION..........................................................
         Capitalization....................................................
         Voting Rights.....................................................
         Independent Auditors..............................................
         Counsel...........................................................
         Registration Statement............................................

FINANCIAL STATEMENTS.......................................................

         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 1, 1998, of the Fund by which shares of the Fund ("Shares") are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Portfolio discussed under the caption "Investment Objective and Policies" in the Prospectus.

U.S. GOVERNMENT SECURITIES

         For liquidity purposes and for temporary defensive purposes, the Portfolio may invest in U.S. Government securities held directly or under repurchase agreements. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

         Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

CONVERTIBLE SECURITIES

         The Portfolio may buy securities that are convertible into common stock. The following is a brief description of the various types of convertible securities in which the Portfolio may invest.

         Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable.

         Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

         Warrants entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

         Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public.

REPURCHASE AGREEMENTS

         The Portfolio may invest in instruments subject to repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Under the terms of a typical repurchase agreement, an underlying debt instrument would be acquired for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into on behalf of the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including accrued interest thereon, and the Portfolio or its custodian bank has possession of the collateral, which the Portfolio Trust's Board of Trustees believes gives the Portfolio a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This could become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees of the Portfolio Trust believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. The Portfolio will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Portfolio exceed 15% of the Portfolio's net assets.

INVESTMENT RESTRICTIONS

         Each of the Portfolio Trust (with respect to the Portfolio) and the Trust (with respect to the Fund) has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio or Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities". The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         As a matter of fundamental policy, the Portfolio (Fund) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's Assets in a separate registered investment company with substantially the same investment objectives):

         (1) invest in physical commodities or contracts on physical commodities:

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

         (3) make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's (Fund's) investment objective and policies;

         (4) borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

         (5) underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

         (6) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;

         (7) issue senior securities, except as permitted under the 1940 Act;

         (8) with respect to 75% of its assets, the Portfolio (Fund) will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer;

         (9) with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

         Each of the Portfolio and the Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Trust from investing all of the Assets of the Fund in a separate registered investment company with substantially the same investment objectives).

         As a matter of non-fundamental policy, the Portfolio (Fund) will not:

         (1) borrow money, except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

         (2) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

         (3) purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York or American Stock Exchanges or an exchange with comparable listing requirements. Warrants attached to securities are not subject to this limitation;

         (4) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

         (5) invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities").

         (6) invest more than 10% of the Portfolio's (Fund's) assets in Restricted Securities (including Rule 144A securities);

         (7) invest for the purpose of exercising control over management of any company;

         (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Portfolio shall not invest in the shares of any open-end investment company unless (1) the Portfolio's Sub-Adviser waives any investment advisory fees with respect to such assets and (2) the Portfolio pays no sales charge in connection with the investment;

         (9) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

        (10) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases;

        (11) purchase or retain securities of an issuer of those officers and Trustees of the Portfolio Trust or the Manager or Sub-Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy; however, the Sub-Adviser will consider such change in its determination of whether to hold the security.

                             PORTFOLIO TRANSACTIONS

         The Sub-Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders for the Portfolio, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Portfolio does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Sub-Adviser may place orders for the purchase and sale of Portfolio investments for the Portfolio with Republic New York Securities Corporation, an affiliate of the Manager.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Sub-Adviser may cause the Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. For the fiscal year ended October 31, 1996, the Portfolio paid aggregate brokerage commissions equal to $352,429, none of which was paid to broker-dealers that provided "brokerage and research services" to the Sub-Adviser. For the period January 9, 1995 (commencement of operations) to October 31, 1995, there were no brokerage commissions paid from the Portfolio.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio Trust may determine, and subject to seeking the most favorable price and execution available, the Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

         Investment decisions for the Portfolio and for the other investment advisory clients of the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Sub-Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

                             PERFORMANCE INFORMATION

         The Trust may, from time to time, include the yield and total return for the Fund, both computed in accordance with formulas prescribed by the Securities and Exchange Commission ("SEC"), in advertisements or reports to shareholders or prospective investors.

         Quotations of yield for the Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

            YIELD = 2[(a-b + 1)\6/-1]
                       ---
                       cd

where

         a =  dividends and interest earned during the period,

         b =  expenses accrued for the period (net of reimbursements),

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per share on the last day of the period.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

         Historical performance information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations. The table that follows sets forth historical return information for the periods indicated:

Investor Shares (with Sales Charge):

Annual Total Return - Year Ended October 31, 1997: _____%.
Average Annual Total Return - January 9, 1995 (commencement of operations) to October 31, 1997: _____%.

Investor Shares (without Sales Charge):

Annual Total Return - Year Ended October 31, 1997: _____%.
Average Annual Total Return - January 9, 1995 (commencement of operations) to October 31, 1997: _____%.

Class B Shares:*

Annual Total Return - Year Ended October 31, 1997: _____%.
Average Annual Total Return - January 9, 1995 (commencement of operations) to October 31, 1997: _____%.

         Performance information for the Fund may also be compared to various unmanaged indices, such as the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

* Class B Shares were not offered prior to January 1, 1998. These performance figures reflect the historical performance of the Fund adjusted to reflect the applicable sales charges and expenses of the Class B Shares.


                 MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those officers are "interested persons" (as defined in the 1940 Act) of the Trust and the Portfolio Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FREDERICK C. CHEN, Trustee

         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW, Trustee

         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee

         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee

         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

GEORGE O. MARTINEZ*, President and Secretary

         Senior Vice President and Director of Legal and Compliance Services, BISYS Fund Services, Inc., March 1995 to present; Senior Vice President, Emerald Asset Management, Inc., August 1995 to present; Vice President and Associate General Counsel, Alliance Capital Management, June 1989 to March 1995.

KAREN DOYLE*, Vice President

         Manager of Client Services for BISYS Fund Services, Inc., October 1994 to present; from 1979 to October 1994, an employee of the Bank of New York.

FRANK M. DEUTCHKI*, Vice President

         Employee of BISYS Fund Services, Inc., April 1996 to present; Vice President, Chase Global Funds Service, September 1995 to April 1996; Vice President, Mutual Funds Service Company, 1989 to September 1995.

KEVIN MARTIN*, Vice President

         Employee of BISYS Fund Services, Inc., February 1996 to present; Senior Manager, Ernst & Young, 1984 to February 1996.

ADRIAN WATERS*, Treasurer

         Employee of BISYS Fund Services (Ireland) LTD., May 1993 to present; Manager, Price Waterhouse, 1989 to May 1993.

CATHERINE BRADY*, Assistant Treasurer

         Employee of BISYS Fund Services (Ireland) LTD., March 1994 to present; Supervisor, Price Waterhouse, 1990 to March 1994.

ALAINA METZ*, Assistant Secretary

         Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Inc., June 1995 to present; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

         Messrs. Martinez, Deutchki, Martin and Waters and Mss. Doyle, Brady and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

COMPENSATION TABLE
                                                Pension or
                                                Retirement                                     Total
                                                Benefits               Estimated               Compensation
                        Aggregate               Accrued as             Annual                  From Fund
Name of                 Compensation            Part of Fund           Benefits Upon           Complex* to
Trustee                 from Trust              Expenses               Retirement              Trustees
-------                 ------------            ------------           -------------           --------

Frederick C. Chen       $1,950                  none                   none                    $8,600

Alan S. Parsow          $1,950                  none                   none                    $8,600

Larry M. Robbins        $1,950                  none                   none                    $8,600

Michael Seely           $1,950                  none                   none                    $8,600


* The Fund Complex includes the Trust, Republic Advisor Funds Trust, and the Portfolio Trust.

         The compensation table above reflects the fees received by the Trustees for the year ended October 31, 1997. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,000 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins will receive an annual retainer of $4,600 and a fee of $1,000 for each meeting attended.

         As of February 10, 1997, the Trustees and officers of the Trust and the Portfolio Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Republic National Bank (as Custodian), 452 Fifth Avenue, New York, New York 10018 - 39.01%; BHC Securities, Inc., One Commerce Square, 2005 Market Square, Philadelphia, Pennsylvania 19103 - 35.13%; and Kinco & Co. c/o RNB Securities Services, One Hanson Place, Brooklyn, New York 11243 - 6.97% (Investor Shares). Shareholders who own more than 25% of the outstanding voting securities of the Fund may be able to control the outcome of any matter submitted for the approval of shareholders of the Fund.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT MANAGER

         Republic is the investment manager to the Portfolio pursuant to an investment management agreement (the "Investment Management Contract") with the Portfolio Trust. For its services, the Manager is entitled to receive a fee from the Portfolio, computed daily and paid monthly, equal on an annual basis to 0.25% of the Portfolio's average daily net assets. For the period from January 9, 1995 (Portfolio commencement of operations) to October 31, 1995 and for the fiscal year ended October 31, 1996, investment management fees aggregated $0 and $243,751 (of which the entire amount was waived), respectively.

         The Investment Management Contract will continue in effect with respect to the Portfolio, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio or by the Portfolio Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Management Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Management Contract may be terminated with respect to the Portfolio without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Portfolio.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Portfolio are not exclusive under the terms of the Investment Management Contract. Republic is free to and does render investment advisory services to others.

SUB-ADVISER

         CGTC, as the Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by CGTC or Republic in its discretion. See "Portfolio Transactions." CGTC also furnishes to the Board of Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.

         For its services, CGTC receives from the Portfolio a fee, computed daily and based on the Portfolio's average daily net assets, at the annual rate of 0.70% of net assets up to $25 million, 0.55% of net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets in excess of $250 million. For the period from January 9, 1995 (Portfolio commencement of operations) to October 31, 1995 and for the fiscal year ended October 31, 1996, sub-advisory fees aggregated $131,059 and $514,874, respectively.

         The investment advisory services of CGTC to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. CGTC is free to and does render investment advisory services to others.

ADMINISTRATOR AND PORTFOLIO ADMINISTRATOR

         Each Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS or BISYS (Ireland), as appropriate. Each Administration Agreement will terminate automatically in the event of its assignment. Each Administration Agreement also provides that neither BISYS nor BISYS (Ireland), as appropriate, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or Portfolio Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         For the period from January 9, 1995 (Portfolio commencement of operations) to October 31, 1995 and for the fiscal year ended October 31, 1996, the Portfolio accrued administration fees of $9,433 and $48,750 (of which $117 was waived), respectively. For the period from August 26, 1996 to October 31, 1996, the Fund accrued administration fees of $8, of which $3 was waived.

DISTRIBUTION PLANS

         Two Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Investor Shares (the "Class A Plan") and the Class B Shares (the "Class B Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which the Investor Shares or Class B Shares may bear pursuant to the Class A Plan or Class B Plan without approval by shareholders of the Investor Shares or Class B Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by a majority vote of the Board of Trustees and by a majority vote of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan and the Class B Plan, the Trustees considered alternative methods to distribute the Investor Shares and Class B Shares and to reduce each class's per share expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit its respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Investor Shares or Class B Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

         The Fund did not incur expenses pursuant to the Distribution Plan during the fiscal period ended October 31, 1997.

ADMINISTRATIVE SERVICES PLAN

         An Administrative Services Plan has been adopted by the Trust with respect to the Investor Shares and Class B Shares and continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Investor Shares or the Class B Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Investor Shares or Class B Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

SHAREHOLDER SERVICING AGENTS

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents from assets attributable to the Fund's Investor Shares and Class B Shares, respectively, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus.

CUSTODIAN, TRANSFER AGENTS, AND FUND ACCOUNTING AGENTS

         Investors Bank & Trust Company ("IBT") serves as custodian for the Fund and the Portfolio, and as transfer agent and fund accounting agent for the Fund. The Custodian may use the services of sub-custodians with respect to the Portfolio. The principal business address of IBT is 89 South Street, Boston, Massachusetts 02111. IBT Fund Services (Canada) Inc. serves as the fund accounting agent for the Portfolio, and Investors Fund Services (Ireland) Limited is the Portfolio's transfer agent.

EXPENSES

         Except for the expenses paid by the Manager and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Investor Shares or the Class B Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the Shares is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Sub-Adviser typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

         Subject to the Trust's compliance with applicable regulations, the Trust on behalf of the Fund and the Portfolio have reserved the right to pay the redemption or repurchase price of Shares, either totally or partially, by a distribution in kind of portfolio securities from the Portfolio (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the Shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

                                    TAXATION

         Each year, to qualify as a separate "regulated investment company" under the Code, at least 90% of the Fund's investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) must be distributed to Fund shareholders and the Fund must meet certain diversification of assets, source of income, and other requirements. If the Fund does not so qualify, it will be taxed as an ordinary corporation.

         The Fund intends to apply to the Internal Revenue Service ("IRS") for rulings, including, among others, rulings to the effect that (1) the Portfolio will be treated for federal income tax purposes as a partnership and (2) for purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Fund, as an investor in its corresponding Portfolio, will be deemed to own a proportionate share of the Portfolio's income attributable to that share. While the IRS has issued substantially similar rulings in the past, and the Trust anticipates that the Fund will receive the rulings it seeks, the IRS has complete discretion in granting rulings and complete assurance cannot be given that such rulings will be obtained. The Portfolio has advised its corresponding Fund that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

         Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, for each calendar year an amount must be distributed equal to the sum of (1) at least 98% of the Fund's ordinary income (excluding any capital gains or losses) for the calendar year,
(2) at least 98% of the excess of the Fund's capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         Some of the debt securities that may be acquired by the Portfolio may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Portfolio, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Portfolio at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired by the Portfolio will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

OPTIONS, FUTURES AND FORWARD CONTRACTS

         Some of the options, futures contracts and forward contracts entered into by the Portfolio may be "Section 1256 contracts." Section 1256 contracts held by the Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to-market" with unrealized gains or losses being treated as though they were realized. Any gains or losses, including "marked-to-market" gains or losses, on Section 1256 contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

         Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Portfolio may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio. Short-term gain is taxed as ordinary income when distributed to Fund shareholders.

         The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The 30% limit on gains from the disposition of certain options, futures and forward contracts held less than three months, and the qualifying income and diversification requirements applicable to the Portfolio assets, may limit the extent to which the Portfolio will be able to engage in these transactions.

SWAP AGREEMENTS

         Rules governing the tax aspects of swap contracts are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not necessarily accept such treatment. If it does not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         The Portfolio may invest in shares of foreign corporations (through
ADRs) which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Portfolio receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares held by the Portfolio. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other foreign currency contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

DISPOSITION OF SHARES

         Upon the sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders. The Portfolio, the Fund, and the Fund's distributions may also be subject to state, local, foreign or other taxes not discussed above. A prospective investor may wish to consult a tax advisor to determine the suitability of an investment in the Fund based on the prospective investor's tax situation.

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

         Except as described below, whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

INDEPENDENT AUDITORS

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Trust and the Fund for the fiscal year ending October 31, 1997. KPMG Peat Marwick LLP will audit the Fund's annual financial statements, prepare the Fund's and Portfolio's income tax returns, and assist in the preparation of filings with the SEC. The address of KPMG Peat Marwick LLP is 99 High Street, Boston, Massachusetts 02110. The Portfolio Trust has appointed KPMG as its independent accountants to audit the Portfolio's financial statements for the fiscal year ending October 31, 1997.

COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The current audited financial statements dated October 31, 1996 of each of the Fund and the Portfolio are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1996 as filed with the SEC. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.




                            REPUBLIC OPPORTUNITY FUND

                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035

                                 (888) 525-5757

             Republic National Bank of New York - Investment Manager
                          ("Republic" or the "Manager")

                 MFS Institutional Advisors, Inc. - Sub-Adviser
                                 ("Sub-Adviser")

                               BISYS Fund Services -
               Administrator of the Fund Distributor and Sponsor
               ("BISYS" or the "Administrator of the Fund" or the

                        "Distributor" or the "Sponsor")

                         BISYS Fund Services (Ireland), Limited -
                         Administrator of the Portfolio

                             ("BISYS (Ireland)")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic Opportunity Fund (the "Fund") is a separate series of Republic Funds (the "Trust"), an open-end, management investment company which currently consists of seven series, each of which has different and distinct investment objectives and policies. The Trust seeks to achieve the Fund's investment objective by investing all of the Fund's investable assets ("Assets") in the Small Cap Equity Portfolio (the "Portfolio"), which has the same investment objective as the Fund. The Portfolio is a series of the Republic Portfolios (the "Portfolio Trust") which is an open-end management investment company. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into two separate classes Class A (formerly designated Class C) (the "Investor Shares") and Class B.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND, DATED JANUARY 1, 1998 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Fund at the address and telephone number printed above.

January 1, 1998



                                TABLE OF CONTENTS

                                                                         Page

         INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.................
         Investment Restrictions.........................................
         Percentage and Rating Restrictions..............................

         PORTFOLIO TRANSACTIONS..........................................
         PERFORMANCE INFORMATION.........................................

         MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST.................
         Trustees and Officers...........................................
         Investment Manager..............................................
         Sub-Adviser.....................................................
         Administrator and Portfolio Administrator.......................
         Distribution Plans...............................................
         Administrative Services Plan....................................
         Shareholder Servicing Agents....................................
         Fund Accounting Agent...........................................
         Custodian, Transfer Agents, and Fund Accounting Agents..........

         DETERMINATION OF NET ASSET VALUE................................

         TAXATION........................................................
         Options, Futures and Forward Contracts..........................
         Swap Agreements.................................................
         Investment in Passive Foreign Investment Companies..............
         Disposition of Shares...........................................

         OTHER INFORMATION...............................................
         Capitalization..................................................
         Voting Rights...................................................
         Independent Auditors............................................
         Counsel.........................................................
         Registration Statement..........................................

         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 1, 1998, of the Fund by which shares of the Fund ("Shares") are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Portfolio discussed under the caption "Investment Objective and Policies" in the Prospectus.

         FOREIGN SECURITIES: The Portfolio may invest in foreign securities as discussed in the Prospectus. Investments in foreign issues involve considerations and possible risks not typically associated with investments in securities issued by domestic companies or with debt securities issued by foreign governments. There may be less publicly available information about a foreign company than about a domestic company, and many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have substantially less volume than U.S markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S. There is also less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the U.S.

         AMERICAN DEPOSITARY RECEIPTS: American Depositary Receipts ("ADRs") are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Portfolio's custodian in five days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

         EMERGING MARKETS: The Portfolio may invest in Emerging Market Securities. Such investments entail significant risks as described in the Prospectus under the caption "Additional Risk Factors -- Emerging Markets" and as more fully described below.

         COMPANY DEBT -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities held by the Portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         SOVEREIGN DEBT -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest averages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

         To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

         LIQUIDITY; TRADING VOLUME; REGULATORY OVERSIGHT -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         DEFAULT; LEGAL RECOURSE -- The Portfolio may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by the Portfolio defaults, that Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Portfolio's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

         INFLATION -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         WITHHOLDING -- Income from securities held by the Portfolio could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Portfolio makes its investments. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Sub-Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         FOREIGN CURRENCIES -- Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         REPURCHASE AGREEMENTS: As described in the Prospectus, the Portfolio may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized domestic or foreign securities dealers or institutions which the Sub-Adviser has determined to be of comparable creditworthiness. The securities that the Portfolio purchases and holds have values that are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase.

         The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Portfolio will have the right to liquidate the securities. If at the time the Portfolio is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Portfolio's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Portfolio. The Portfolio has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Portfolio only enters into repurchase agreements after the Sub-Adviser has determined that the seller is creditworthy, and the Sub- Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

         LENDING OF PORTFOLIO SECURITIES: The Portfolio may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Sub-Adviser. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Sub-Adviser to be of good standing, and when, in the judgment of the Sub-Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Sub-Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Portfolio's total assets.

         OPTIONS ON SECURITIES: The Portfolio may write (sell) covered call and put options on securities ("Options") and purchase call and put Options. The Portfolio may write Options for the purpose of attempting to increase its return and for hedging purposes. In particular, if the Portfolio writes an Option which expires unexercised or is closed out by the Portfolio at a profit, the Portfolio retains the premium paid for the Option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the Option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Portfolio's position, the Option may be exercised and the Portfolio will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

         The Portfolio may write Options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call Option against that security. The exercise price of the call Option the Portfolio determines to write depends upon the expected price movement of the underlying security. The exercise price of a call Option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the Option is written.

         The writing of covered put Options is similar in terms of risk/return characteristics to buy-and-write transactions. Put Options may be used by the Portfolio in the same market environments in which call Options are used in equivalent buy-and-write transactions.

         The Portfolio may also write combinations of put and call Options on the same security, a practice known as a "straddle." By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the Options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two Options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the Options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call Option on a portfolio security, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the Option. By writing a put Option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of Options will not be undertaken by the Portfolio solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where Options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         The Portfolio may also purchase put and call Options. Put Options are purchased to hedge against a decline in the value of securities held in the Portfolio's portfolio. If such a decline occurs, the put Options will permit the Portfolio to sell the securities underlying such Options at the exercise price, or to close out the Options at a profit. The Portfolio will purchase call Options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such an increase occurs, the call Option will permit the Portfolio to purchase the securities underlying such Option at the exercise price or to close out the Option at a profit. The premium paid for a call or put Option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the Option, and, unless the price of the underlying security rises or declines sufficiently, the Option may expire worthless to the Portfolio. In addition, in the event that the price of the security in connection with which an Option was purchased moves in a direction favorable to the Portfolio, the benefits realized by the Portfolio as a result of such favorable movement will be reduced by the amount of the premium paid for the Option and related transaction costs.

         The staff of the Securities and Exchange Commission ("SEC") has taken the position that purchased over-the-counter options and certain assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Portfolio's assets (the "SEC illiquidity ceiling"). Although the Sub-Adviser disagrees with this position, the Sub-Adviser intends to limit the Portfolio's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Portfolio intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Portfolio has in place with such primary dealers will provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of- the-money. The Portfolio will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. The Portfolio may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

         OPTIONS ON STOCK INDICES: The Portfolio may write (sell) covered call and put options and purchase call and put options on stock indices ("Options on Stock Indices"). The Portfolio may cover call Options on Stock Indices by owning securities whose price changes, in the opinion of the Sub-Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Portfolio covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Portfolio may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. The Portfolio may cover put options on stock indices by maintaining cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The Portfolio will receive a premium from writing a put or call option on a stock index, which increases the Portfolio's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Portfolio has written a call option falls or remains the same, the Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio's stock investment. By writing a put option, the Portfolio assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Portfolio correlate with changes in the value of the index, writing covered put options on indexes will increase the Portfolio's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

         The Portfolio may also purchase put options on stock indices to hedge their investments against a decline in value. By purchasing a put option on a stock index, the Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

         The purchase of call options on stock indices may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         FUTURES CONTRACTS: The Portfolio may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies or contracts based on indexes of securities as such instruments become available for trading ("Futures Contracts"). This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates which otherwise might adversely affect the value of the Portfolio's portfolio securities or adversely affect the prices of long-term bonds or other securities which the Portfolio intends to purchase at a later date. Futures Contracts may also be entered into for non-hedging purposes to the extent permitted by applicable law. A "sale" of a Futures Contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

         While Futures Contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Portfolio will incur brokerage fees when it purchases and sells Futures Contracts. At the time such a purchase or sale is made, the Portfolio must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The Futures Contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Portfolio may provide or receive cash that reflects the decline or increase in the value of the contract.

         The purpose of the purchase or sale of a Futures Contract, for hedging purposes in the case of a portfolio holding long-term debt securities, is to protect the Portfolio from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, the Portfolio might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

         Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Portfolio could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of the Portfolio could have the effect of diluting dividend earnings. To the extent the Portfolio enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such Futures Contracts will consist of cash, cash equivalents or short-term money market instruments from the portfolio of the Portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.

         Futures Contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

         A Futures Contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The Portfolio may enter into stock index futures contracts in order to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices and for non-hedging purposes to the extent permitted by applicable law. For example, the Portfolio may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that Fund intends to purchase. As such acquisitions are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities. Futures Contracts on other securities indexes may be used in a similar manner in order to protect the portfolio from broad fluctuations in securities prices and for non-hedging purposes to the extent permitted by applicable law.

         OPTIONS ON FUTURES CONTRACTS: The Portfolio may write and purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Portfolio may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts, or for non-hedging purposes to the extent permitted by applicable law. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Portfolio may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Portfolio may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require the Portfolio to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require the Portfolio to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

         FORWARD CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Portfolio may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. The Portfolio may also enter into Forward Contracts for "cross hedging" purposes as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Portfolio may be required to forego the benefits of advantageous changes in exchange rates. The Portfolio may also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, if the Sub- Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolio may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Portfolio will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

         The Portfolio has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Portfolio satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

         RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE PORTFOLIO'S PORTFOLIO -- The Portfolio's ability effectively to hedge all or a portion of its portfolio through transactions in Options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of that Fund's portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, the Portfolio's hedging strategy may not be successful and the Portfolio could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an Option, Future Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Portfolio's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of Futures Contracts and Options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contracts. As a result, the correlation probably will not be exact. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where the Portfolio enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Portfolio incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

         The correlation between prices of securities and prices of Options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the Option, Futures Contract and Forward Contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Sub-Adviser may still not result in a successful transaction. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the Option, Futures Contract or Forward Contract approaches.

         The trading of Options, Futures Contracts and Forward Contracts also entails the risk that, if the Sub-Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the Portfolio's overall performance may be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates, and rates instead decline, the Portfolio will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

         It should be noted that the Portfolio may purchase and write Options not only for hedging purposes, but also for the purpose of attempting to increase its return. As a result, the Portfolio will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

         POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded Option, Futures Contract or Option on a Futures Contract can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Portfolio could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Portfolio's ability effectively to hedge its portfolio.

         The liquidity of a secondary market in an option or Futures Contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Portfolio from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

         ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON UNITED STATES EXCHANGES -- The available information on which the Portfolio will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Portfolio to respond in a timely manner.

         In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

         Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the Commodities Futures Trading Commission ("CFTC") has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Portfolio to enter into the trading strategies identified herein or to liquidate existing positions.

         As a result of its investments in foreign securities, the Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. The Portfolio may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by the Portfolio is exercised or the Portfolio is unable to close out a Forward Contract it has entered into. In addition, the Portfolio may elect to take delivery of such currencies. Under such circumstances, the Portfolio may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, the Portfolio may hold such currencies for an indefinite period of time if the Sub-Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Sub-Adviser anticipates favorable movements in such rates.

         While the holding of currencies will permit the Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes the Portfolio to risk of loss if such rates move in a direction adverse to the Portfolio's position. Such losses could also adversely affect the Portfolio's hedging strategies. Certain tax requirements may limit the extent to which the Portfolio will be able to hold currencies.

         RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Portfolio will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Portfolio enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Portfolio's assets. In addition, the Portfolio must comply with the requirements of various state securities laws in connection with such transactions.

         The Portfolio has adopted the additional policy that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Portfolio's total assets. Moreover, the Portfolio will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.

         When the Portfolio purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Portfolio's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures is minimized.

Investment Restrictions

         Each of the Portfolio Trust (with respect to the Portfolio) and the Trust (with respect to the Fund) has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio or Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities". The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         As a matter of fundamental policy, the Portfolio (Fund) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's Assets in a separate registered investment company with substantially the same investment objective):

         (1) borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

         (2) underwrite securities issued by other persons except insofar as the Portfolios may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

         (3) make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

         (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

          (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry;

         (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

         (7) with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

         Each of the Portfolio and the Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Trust from investing all of the Assets of the Fund in a separate registered investment company with substantially the same investment objective).

         As a matter of non-fundamental policy, the Portfolio (Fund) will not:

         (i) borrow money (including from a bank or through reverse repurchase agreements or forward roll transactions involving mortgage backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Portfolio may purchase any security while outstanding borrowings exceed 5%;

         (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

         (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

         (v) invest for the purpose of exercising control or management;

         (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio; provided further that, except in the case of a merger or consolidation, the Portfolio shall not purchase any securities of any open-end investment company unless the Portfolio (Fund) (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

         (vii) invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;

         (viii) invest more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) in (a) securities that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Portfolio's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

         (ix) purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

         (x) with respect to 75% of the Portfolio's (Fund's) total assets, purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the Advisor, if after the purchase of the securities of such issuer for the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

         (xi) invest more than 5% of the Portfolio's net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange;

         (xii) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios have no current intention to engage in short selling);

         (xiii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and

         (xiv) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and
(c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.

Percentage and Rating Restrictions

          If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy; however, the Sub-Adviser will consider such change in its determination of whether to hold the security.

                             PORTFOLIO TRANSACTIONS

         Specific decisions to purchase or sell securities for the Portfolio are made by employees of the Sub-Adviser who are appointed and supervised by its senior officers. Changes in the Portfolio's investments are reviewed by its Board of Trustees. The Portfolio's portfolio manager or management committee may serve other clients of the Sub-Adviser or any subsidiary of the Sub-Adviser in a similar capacity.

         The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Sub-Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Sub-Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Sub-Adviser. At present no arrangements for the recapture of commission payments are in effect.

          Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Sub-Adviser may consider sales of shares of the Fund and of certain investment company clients of MFS Fund Distributors, Inc., the principal underwriter of certain funds in the MFS Family of Funds, as a factor in the selection of broker-dealers to execute the Portfolio's portfolio transactions.

          Under the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may cause the Portfolio to pay a broker-dealer which provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Portfolio or to their other clients. Not all of such services are useful or of value in advising the Portfolio.

          The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

          Although commissions paid on every transaction will, in the judgment of the Sub-Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Sub-Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Sub-Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Portfolio, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided such Research. For the period from September 3, 1996 (Portfolio commencement of operations) to October 31, 1996, the Portfolio paid aggregate brokerage commissions equal to $65,132, of which $42,400 (on $37,168,763 of transactions) was paid to broker-dealers that provided Research to the Sub-Adviser.

          In certain instances there may be securities which are suitable for the Portfolio as well as for the portfolio of one or more of the other clients of the Sub-Adviser or any affiliate of the Sub- Adviser. Investment decisions for the Portfolio and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Sub-Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In other cases, however, the Sub-Adviser believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

                             PERFORMANCE INFORMATION

          The Trust may, from time to time, include the yield and total return for the Fund, both computed in accordance with formulas prescribed by the Securities and Exchange Commission ("SEC"), in advertisements or reports to shareholders or prospective investors.

          Quotations of yield for the Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                 a-b
     YIELD = 2[( --- + 1)6-1] where
                 cd

     a = dividends and interest  earned during

     b = expenses accrued for the period (net of reimbursements),

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

     d = the maximum offering price per share on the last day of the period.

          Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accomplished by standardized total return information.

         Historical performance information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations. The table that follows sets forth historical return information for the periods indicated:

Investor Shares (with Sales Charge):

Annual Total Return - Year Ended October 31, 1997: _____%.
Average Annual Total Return - January 9, 1995 (commencement of operations) to October 31, 1997: _____%.

Investor Shares (without Sales Charge):

Annual Total Return - Year Ended October 31, 1997: _____%.
Average Annual Total Return - January 9, 1995 (commencement of operations) to October 31, 1997: _____%.

Class B Shares:*

Annual Total Return - Year Ended October 31, 1997: _____%.
Average Annual Total Return - January 9, 1995 (commencement of operations) to October 31, 1997: _____%.

* Class B Shares were not offered prior to January 1, 1998. These performance figures reflect the historical performance of the Fund adjusted to reflect the applicable sales charges and expenses of the Class B Shares.

          Performance information for the Fund may also be compared to various unmanaged indices. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

                 MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST

Trustees and Officers

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those officers are "interested persons" (as defined in the 1940 Act) of the Trust and the Portfolio Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FREDERICK  C.  CHEN,   Trustee

          126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW,  Trustee

          2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee

          Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee

          405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

GEORGE O. MARTINEZ*, President and Secretary

          Senior Vice President and Director of Legal and Compliance Services, BISYS Fund Services, Inc., March 1995 to present; Senior Vice President, Emerald Asset Management, Inc., August 1995 to present; Vice President and Associate General Counsel, Alliance Capital Management, June 1989 to March 1995.

KAREN DOYLE*, Vice President

          Manager of Client Services for BISYS Fund Services, Inc., October 1994 to present; from 1979 to October 1994, an employee of the Bank of New York.

FRANK M. DEUTCHKI*, Vice President

          Employee of BISYS Fund Services, Inc., April 1996 to present; Vice President, Chase Global Funds Service, September 1995 to April 1996; Vice President, Mutual Funds Service Company, 1989 to September 1995.

KEVIN MARTIN*, Vice President

          Employee of BISYS Fund Services, Inc., February 1996 to present; Senior Manager, Ernst & Young, 1984 to February 1996.

ADRIAN WATERS*, Treasurer

          Employee of BISYS Fund Services (Ireland) LTD., May 1993 to present; Manager, Price Waterhouse, 1989 to May 1993.

CATHERINE BRADY*, Assistant Treasurer

          Employee of BISYS Fund Services (Ireland) LTD., March 1994 to present; Supervisor, Price Waterhouse, 1990 to March 1994.

ALAINA METZ*, Assistant Secretary

          Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Inc., June 1995 to present; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

          Messrs. Martinez, Deutchki, Martin and Waters and Mss. Doyle, Brady and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

Compensation Table

                                                Pension or
                                                Retirement
                                                Benefits               Estimated               Total
                        Aggregate               Accrued as             Annual                  Compensation
Name of                 Compensation            Part of Fund           Benefits Upon           From Fund Complex*
Trustee                 from Trust              Expenses               Retirement              to Trustees
-------                 ------------            ------------           -------------           -------------------

Frederick C. Chen       $1,950                  none                   none                    $8,600

Alan S. Parsow          $1,950                  none                   none                    $8,600

Larry M. Robbins        $1,950                  none                   none                    $8,600

Michael Seely           $1,950                  none                   none                    $8,600


* The Fund Complex includes the Trust, Republic Advisor Funds Trust, and the Portfolio Trust.

     The compensation table above reflects the fees received by the Trustees for the year ended October 31, 1997. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,000 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins will receive an annual retainer of $4,600 and a fee of $1,000 for each meeting attended.

         As of February 10, 1997, the Trustees and officers of the Trust and the Portfolio Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding Shares (the Trust has no knowledge of the beneficial ownership of such Shares): Trussal & Co., P.O. Box 771072, Detroit, Michigan 48277 - 77.08%; and BHC Securities, Inc., One Commerce Square, 2005 Market Square, Philadelphia, Pennsylvania 19103 - 10.50% (Investor Shares). Shareholders who own more than 25% of the outstanding voting securities of the Fund may be able to control the outcome of any matter submitted for the approval of shareholders of the Fund.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Investment Manager

          Republic is the investment manager to the Portfolio pursuant to an investment management agreement (the "Investment Management Contract") with the Portfolio Trust. For its services, the Manager is paid a fee by the Portfolio, computed daily and paid monthly, equal on an annual basis to 0.25% of the Portfolio's average daily net assets. For the period from September 3, 1996 (Portfolio commencement of operations) to October 31, 1996, investment management fees aggregated $30,803, all of which was waived.

          The Investment Management Contract will continue in effect with respect to the Portfolio, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio or by the Portfolio Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Management Contract or "interested persons" (as defined in the 1940
Act) of any such party. The Investment Management Contract may be terminated with respect to the Portfolio without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

          Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Portfolio.

          Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

          The investment advisory services of Republic to the Portfolio are not exclusive under the terms of the Investment Management Contract. Republic is free to and does render investment advisory services to others.

Sub-Adviser

          MFS Institutional Advisers, Inc., as the Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by the Sub-Adviser or Republic in their discretion. See "Portfolio Transactions." The Sub- Adviser also furnishes to the Board of Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.

          The Sub-Adviser, together with its parent company, MFS, and their predecessor organizations , has a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada. The Prospectus contains information with respect to the management of the Sub- Adviser and other investment companies for which the Sub-Adviser or MFS serve as investment adviser.

          For its services, the Sub-Adviser receives from the Portfolio a fee, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.75% of assets up to $50 million and 0.60% of assets in excess of $50 million. For the period from September 3, 1996 (Portfolio commencement of operations) to October 31, 1996, sub-advisory fees aggregated $85,616.

          The investment advisory services of the Sub-Adviser to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. The Sub-Adviser is free to and does render investment advisory services to others.

Administrator and Portfolio Administrator

     Each Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS or BISYS (Ireland), as appropriate. Each Administration Agreement will terminate automatically in the event of its assignment. Each Administration Agreement also provides that neither BISYS nor BISYS (Ireland), as appropriate, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or Portfolio Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

     For the fiscal period ended October 31, 1996, the Portfolio accrued administration fees equal to $6,161, of which $2,683 was waived, and the Fund accrued administration fees equal to $1,446, of which $1,309 was waived.

Distribution Plans

         Two Distribution Plans has been adopted by the Trust (the "Distribution Plans") with respect to the Investor Shares (the "Class A Plan") and the Class B Shares (the "Class B Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which the Investor Shares or Class B Shares may bear pursuant to the Distribution Plans without approval by shareholders of the Investor Shares or Class B Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by a majority vote of the Board of Trustees and by a majority vote of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan and Class B Plan, the Trustees considered alternative methods to distribute the Investor Shares and Class B Shares and to reduce each class's per share expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit its respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Investor Shares or Class B Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

         The Fund did not incur expenses pursuant to the Distribution Plan during the fiscal period ended October 31, 1997.

Administrative Services Plan

         An Administrative Services Plan has been adopted by the Trust with respect to the Investor Shares and Class B Shares and continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Investor Shares or the Class B Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Investor Shares or Class B Shares without the approval of a majority of shareholders of that class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

Shareholder Servicing Agents

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents from assets attributable to the Investor Shares and Class B Shares, respectively, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus.

Custodian, Transfer Agents, and Fund Accounting Agents

     Investors Bank & Trust Company ("IBT") serves as custodian for the Fund and the Portfolio and as transfer agent and fund accounting agent for the Fund. The Custodian may use the services of sub-custodians with respect to the Portfolio. The principal business address of IBT is 89 South Street, Boston, Massachusetts 02111. IBT Fund Services (Canada) Inc. serves as the fund accounting agent for the Portfolio, and Investors Fund Services (Ireland) Limited is the Portfolio's transfer agent.

EXPENSES

         Except for the expenses paid by the Manager and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Investor Shares or the Class B Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the Shares of the Fund is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Sub-Adviser typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

         Subject to the Trust's compliance with applicable regulations, the Trust on behalf of the Fund and the Portfolio have reserved the right to pay the redemption or repurchase price of Shares, either totally or partially, by a distribution in kind of portfolio securities from the Portfolio (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the Shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

                                    TAXATION

         Each year, to qualify as a separate "regulated investment company" under the Code, at least 90% of the Fund's investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) must be distributed to Fund shareholders and the Fund must meet certain diversification of assets, source of income, and other requirements. If the Fund does not so qualify, it will be taxed as an ordinary corporation.

     The Fund intends to apply to the Internal Revenue Service ("IRS") for rulings, including, among others, rulings to the effect that (1) the Portfolio will be treated for federal income tax purposes as a partnership and (2) for purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Fund, as an investor in its corresponding Portfolio, will be deemed to own a proportionate share of the Portfolio's income attributable to that share. While the IRS has issued substantially similar rulings in the past, and the Trust anticipates that the Fund will receive the rulings it seeks, the IRS has complete discretion in granting rulings and complete assurance cannot be given that such rulings will be obtained. The Portfolio has advised its corresponding Fund that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

         Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, for each calendar year an amount must be distributed equal to the sum of (1) at least 98% of the Fund's ordinary income (excluding any capital gains or losses) for the calendar year,
(2) at least 98% of the excess of the Fund's capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         Some of the debt securities that may be acquired by the Portfolio may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Portfolio, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Portfolio at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired by the Portfolio will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

Options, Futures and Forward Contracts

         Some of the options, futures contracts and forward contracts entered into by the Portfolio may be "Section 1256 contracts." Section 1256 contracts held by the Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to- market" with unrealized gains or losses being treated as though they were realized. Any gains or losses, including "marked-to-market" gains or losses, on Section 1256 contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

     Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Portfolio may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio. Short-term gain is taxed as ordinary income when distributed to Fund shareholders.

         The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The 30% limit on gains from the disposition of certain options, futures and forward contracts held less than three months, and the qualifying income and diversification requirements applicable to the Portfolio assets, may limit the extent to which the Portfolio will be able to engage in these transactions.

Investment in Passive Foreign Investment Companies

         The Portfolio may invest in shares of foreign corporations (through
ADRs) which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Portfolio receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares held by the Portfolio. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other foreign currency contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

Disposition of Shares

         Upon the sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders. The Portfolio, the Fund, and the Fund's distributions may also be subject to state, local, foreign or other taxes not discussed above. A prospective investor may wish to consult a tax advisor to determine the suitability of an investment in the Fund based on the prospective investor's tax situation.

                                OTHER INFORMATION

Capitalization

          The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Voting Rights

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

         Except as described below, whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

Independent Auditors

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Trust and the Fund for the fiscal year ending October 31, 1997. KPMG Peat Marwick LLP will audit the Fund's annual financial statements, prepare the Fund's and Portfolio's income tax returns, and assist in the preparation of filings with the SEC. The address of KPMG Peat Marwick LLP is 99 High Street, Boston, Massachusetts 02110. The Portfolio Trust has appointed KPMG as its independent accountants to audit the Portfolio's financial statements for the fiscal year ending October 31, 1997.

Counsel

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

     This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

          The current audited financial statements dated October 31, 1996 of each of the Fund and the Portfolio are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1996 as filed with the SEC. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.

PART C

Item 24. Financial Statements.

         (a) Financial Statements**

             (i) Included in Part A of the Registration Statement:

FINANCIAL HIGHLIGHTS -- Republic Bond Fund; Republic New York Tax-Free Bond Fund (Class A and B Shares only); Republic Equity Fund (Class A and B Shares only); Republic Overseas Equity Fund; Republic Opportunity Fund.

             (ii) Incorporated by reference into Part B of the Registration
Statement:

REPUBLIC NEW YORK TAX-FREE BOND FUND
Schedule of Investments, October 31, 1997
Statement of Assets and Liabilities, October 31, 1997
Statement of Operations for the year ended October 31, 1997
Statement of Changes in Net Assets for the ended October 31, 1996 and October 31, 1997
Financial Highlights
Notes to Financial Statements, October 31, 1997
Report of Independent Auditors

REPUBLIC EQUITY FUND
Schedule of Investments, October 31, 1997
Statement of Assets and Liabilities, October 31, 1997
Statement of Operations for the year ended October 31, 1997
Statement of Changes in Net Assets for the ended October 31, 1996 and October 31, 1997
Financial Highlights
Notes to Financial Statements, October 31, 1997
Report of Independent Auditors

REPUBLIC BOND FUND
Statement of Assets and Liabilities, October 31, 1997
Statement of Operations for the year ended October 31, 1997
Statement of Changes in Net Assets for the period August 26, 1996
(commencement of operations) to October 31, 1996 and the year ended October 31, 1997
Financial Highlights
Notes to Financial Statements, October 31, 1997
Report of Independent Auditors

REPUBLIC FIXED INCOME PORTFOLIO
Schedule of Investments, October 31, 1997
Statement of Assets and Liabilities, October 31, 1997
Statement of Operations for the year ended October 31, 1997
Statement of Changes in Net Assets for the years ended
October 31, 1996 and October 31, 1997
Financial Highlights
Notes to Financial Statements, October 31, 1997
Report of Independent Auditors

REPUBLIC OVERSEAS EQUITY FUND
Statement of Assets and Liabilities, October 31, 1997
Statement of Operations for the year ended October 31, 1997
Statement of Changes in Net Assets for the period August 26, 1996
(commencement of operations) to October 31, 1996 and the year ended October 31, 1997
Financial Highlights
Notes to Financial Statements, October 31, 1997
Report of Independent Auditors


**To be filed by amendment.



REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments, October 31, 1997
Statement of Assets and Liabilities, October 31, 1997
Statement of Operations for the year ended October 31, 1997
Statement of Changes in Net Assets for the years ended
October 31, 1996 and October 31, 1997
Financial Highlights
Notes to Financial Statements, October 31, 1997
Report of Independent Auditors

REPUBLIC OPPORTUNITY FUND
Statement of Assets and Liabilities, October 31, 1997
Statement of Operations for the year ended October 31, 1997
Statement of Changes in Net Assets for the period September 23,
1996 (commencement of operations) to October 31, 1996 and the year ended October 31, 1997
Financial Highlights
Notes to Financial Statements, October 31, 1997
Report of Independent Auditors

REPUBLIC SMALL CAP EQUITY PORTFOLIO
Schedule of Investments, October 31, 1997
Statement of Assets and Liabilities, October 31, 1997
Statement of Operations for the year ended October 31, 1997
Statement of Changes in Net Assets for the period September 3,
1996 (commencement of operations) to October 31, 1996 and the year ended October 31, 1997
Financial Highlights
Notes to Financial Statements, October 31, 1997
Report of Independent Auditors



         (b) Exhibits

1. Amended and Restated Declaration of Trust, with establishments and designations of series and further amendments.1


1(a). Establishment and designation of series for Republic Taxable Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund.7

2. By-Laws.1

4. Specimen certificate of shares of beneficial interest of Republic Funds.1

5(a). Master Investment Advisory Contract, with supplements regarding Republic New York Tax Free Bond Fund, Republic New York Tax Free Money Market Fund and Republic Equity Fund.1

5(b). Amended and Restated Second Master Investment Advisory Contract, with supplement regarding Republic U.S. Government Money Market Fund.1

5(c). Subadvisory Agreement between Alliance Capital Management L.P. and Republic National Bank of New York regarding Republic Equity Fund.9

5(d). Subadvisory Agreement between Brinson Partners, Inc. and Republic National Bank of New York regarding Republic Equity Fund.9

6(a). Distribution Agreement regarding Republic U.S.
Government Money Market Fund, Republic New York Tax Free Money Market Fund, Republic New York Tax Free Bond Fund, Republic Equity Fund, Republic Taxable Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund.9

8(a). Custodian Agreement.1

8(b). Transfer Agency and Service Agreement.1

9(a). Form of Service Agreement.1

9(b). Administrative Agreement regarding Republic U.S. Government Money Market Fund, Republic New York Tax Free Money Market Fund, Republic New York Tax Free Bond Fund, Republic Equity Fund, Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund.9

9(e). Amended and Restated Administrative Services Plan.6

10.   Opinion of Counsel.2

11.   Consent of Independent Auditors.

13(a). Initial Investor Representation letter regarding Republic International Equity Fund and Republic Fixed Income Fund.3

13(b). Initial Investor Representation letter regarding Republic Equity Fund.2



15(a). Amended and Restated Master Distribution Plan, with supplements regarding Republic U.S. Government Money Market Fund, Republic New York Tax Free Money Market Fund, Republic New York Tax Free Bond Fund, Republic Equity Fund, Republic Bond Fund, Republic Overseas Equity Fund and Republic
Opportunity Fund.6

16. Schedule of Performance Computations.1

17. Financial Data Schedules.

18. Multiple Class Plan.5

19(a) Powers of Attorney of Trustees and Officers of Registrant and Republic Portfolios.8

19(b) Power of Attorney for Adrian Waters.10

-----------------
    1 Incorporated herein by reference from post-effective amendment No. 35 to the registration statement on Form N-1A of the Registrant (File no. 33-7647) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on January 23, 1996.

    2 Incorporated herein by reference from post-effective amendment No. 33 to the Registration Statement as filed with the SEC on June 27, 1995.

    3 Incorporated herein by reference from post-effective amendment No. 29 to the Registration Statement as filed with the SEC on December 20, 1994.

    4 Incorporated herein by reference from Exhibit 18 to post-effective amendment No. 28 to the Registration Statement as filed with the SEC on December 2, 1994.

    5 Incorporated herein by reference from post-effective amendment No. 36 to the Registration Statement as filed with the SEC on March 1, 1996.

    6 Incorporated herein by reference from post-effective amendment No. 37 to the Registration Statement as filed with the SEC on April 4, 1996.

    7 Incorporated herein by reference from post-effective amendment No. 39 to the Registration Statement as filed with the SEC on June 17, 1996.

    8 Incorporated herein by reference from post-effective amendment No. 40 to the Registration Statement as filed with the SEC on November 27, 1996.

    9 Incorporated herein by reference from post-effective amendment No. 42 to the Registration Statement as filed with the SEC on January 31, 1997.

   10 Incorporated herein by reference from post-effective amendment No. 46 to the Registration Statement as filed with the SEC on February 28, 1997.



Item 25. Persons Controlled by or under Common Control with
Registrant.

         Not applicable.

Item 26. Number of Holders of Securities

         As of October 31, 1997, the number of shareholders of each Fund was as follows:

Republic U.S. Government Money Market Fund:
Republic New York Tax Free Money Market Fund:
Republic New York Tax Free Bond Fund:
Republic Bond Fund:
Republic Equity Fund:
Republic Overseas Equity Fund:
Republic Opportunity Fund:


Item 27. Indemnification

         Reference is hereby made to Article IV of the Registrant's Declaration of Trust. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees or officers of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940 and, therefore, is unenforceable.

         If a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees or officers of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees or officers in connection with the shares being registered, the Registrant will, unless in the opinion of its Counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.




Item 28. Business and Other Connections of Investment Advisers


         (a) Republic National Bank of New York ("Republic") acts as investment adviser to Republic Funds and Republic Advisor Funds Trust, and is a subsidiary of Republic New York Corporation ("RNYC"), 452 Fifth Avenue, New York, New York 10018, a registered bank holding company. Republic's directors and principal executive officers, and their business and other connections for at least the past two years, are as follows (unless otherwise noted by footnote, the address of all directors and officers is 452 Fifth Avenue, New York, New York 10018):

NAME --  BUSINESS AND OTHER CONNECTIONS

KURT ANDERSEN
Vice Chairman and a Director of Republic New York Corporation ("RNYC") and Republic Bank.

ANTHONY G. CHAPPELL
Executive Vice President and Director of Republic Bank.

CYRIL  S.  DWEK
Vice Chairman of the Board and Director of Republic Bank and RNYC.

ERNEST GINSBERG
Vice Chairman of the Board and Director of RNYC and Republic Bank.

NATHAN HASSON
Vice Chairman of the Board, Director and Treasurer of Republic Bank and Vice Chairman of the Board and Director of RNYC.

JEFFREY C.  KEIL
President and Director of RNYC and Vice Chairman of the Board and Director of Republic Bank.

PETER KIMMELMAN
A private investor and a Director of RNYC and Republic Bank.(1)

PAUL L. LEE
Executive Vice President and Director of Republic Bank; Executive Vice President and General Counsel of RNYC.

LEONARD LIEBERMAN
Director of various companies, including Consolidated Cigar Corporation and Outlet Communications, Inc.; Director of RNYC and Republic Bank.

WILLIAM C.  MACMILLEN, JR.
President, William C. MacMillen & Co., Inc. (Investment Banking) and a Director of RNYC and Republic Bank.(2)



PETER J. MANSBACH
Director and Chairman of the Executive Committee of Republic Bank and RNYC.

MARTIN  F.  MERTZ
Director of RNYC and Republic Bank.

CHARLES G.  MEYER, JR.
President of Cord Meyer Development Co. and Director of Republic Bank.(3)

JAMES L.  MORICE
Partner in the management consulting and executive search firm of Mirtz Morice, Inc. and a Director of RNYC and Republic Bank.(4)

E.  DANIEL MORRIS
President, Corsair Capital Corporation and Director of RNYC.

DR. JANET L.  NORWOOD
Senior Fellow at The Urban Institute (research organization); Director of RNYC and Republic Bank.

JOHN A. PANCETTI
Director of RNYC and Republic Bank.

VITO S.  PORTERA
Vice Chairman of the Board, and a Director of RNYC and Republic Bank. Also, Chairman of the Board of Republic International Bank of New York, the Florida Edge Act subsidiary of Republic Bank.

WILLIAM P. ROGERS
Partner, Rogers & Wells and Director of RNYC and Republic Bank.

SILAS SAAL
Vice Chairman and Director of Republic Bank and RNYC; Chief Trading Officer of Republic Bank.

DOV C. SCHLEIN
President and Chief Operating Officer of Republic Bank, and a Director of RNYC and Republic Bank.

RICHARD C. SPIKERMAN
Executive Vice President and Director of Republic Bank.

JOHN TAMBERLANE
Director of Republic Bank; President of the Consumer Bank Division of Republic Bank.

WALTER  H.  WEINER
Chairman of the Board, Director and Chief Executive Officer of Republic Bank and RNYC.

GEORGE T. WENDLER
Vice Chairman and Director of Republic Bank; Senior Credit Officer of Republic Bank.

PETER WHITE
Senior Consultant and a Director of RNYC and Republic Bank.

-----------------------------------
(1) 1270 Avenue of the Americas, Suite 3010, New York  10020.
(2) 254 Victoria Place, Lawrence, New York  11559.
(3) 111-15 Queens Boulevard, 2nd Floor, Forest Hills, New York,
    New York  11375.
(4) One Dock Street, Stamford, CT  06902



ITEM 29.   PRINCIPAL UNDERWRITER

     (a) BISYS Fund Services (the "Sponsor") and its affiliates serve as distributor and administrator for other registered investment companies.

     (b) The information required by this Item 29 with respect to each director or officer of BISYS is hereby incorporated herein by reference from Form BD as filed by the Sponsor pursuant to the Securities Exchange Act of 1934 (File No. 8-32480).

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


     The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of: Republic National Bank of New York, 452 Fifth Avenue, New York, New York 10018; BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035; and Investors Bank & Trust Company, N.A., 89 South Street, Boston, Massachusetts 02110.


ITEM 31.  MANAGEMENT SERVICES

         Not applicable.

ITEM 32.  UNDERTAKINGS

     (a) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

     (b) The Registrant undertakes to comply with Section 16(c) of the 1940
Act as though such provisions of the Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or values of shares held by such requesting shareholders.

SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Republic Funds certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement on Form N-1A (File No. 33-7647) (the "Registration Statement") to be signed on its behalf by the undersigned, thereto duly authorized in Dublin, Ireland on the 31st day of October, 1997.



REPUBLIC FUNDS

By /s/ GEORGE O. MARTINEZ
   ---------------------------
   George O. Martinez
   President



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 31, 1997.



/s/ GEORGE O. MARTINEZ
--------------------------
George O. Martinez
President


ADRIAN WATERS**
--------------------------
Adrian Waters
Treasurer and Principal Accounting and Financial Officer

ALAN S. PARSOW*
--------------------------
Alan S. Parsow
Trustee

LARRY M. ROBBINS*
--------------------------
Larry M. Robbins
Trustee

MICHAEL SEELY*
--------------------------
Michael Seely
Trustee

FREDERICK C. CHEN*
--------------------------
Frederick C. Chen
Trustee


*By  /S/DAVID  J.  HARRIS
     --------------------------
     David  J.  Harris
     as attorney-in-fact pursuant to a power of attorney filed as
     Exhibit 19 to post-effective amendment No. 40.

     Republic Portfolios (the "Portfolio Trust") has duly caused this amendment to the registration statement on Form N-1A (File No. 33-7647) ("Registration Statement") of Republic Funds (the "Trust") to be signed on its behalf by the undersigned, thereto duly authorized in Ireland on the 31st of October, 1997.


REPUBLIC PORTFOLIOS

By /s/ GEORGE O. MARTINEZ
   --------------------------
   George O. Martinez
   President



     Pursuant to the requirements of the Securities Act of 1933, the Trust's Registration Statement has been signed below by the following persons in the capacities indicated on October 31, 1997.


/s/ GEORGE O. MARTINEZ
--------------------------
George O. Martinez
President



ADRIAN WATERS**
--------------------------
Adrian Waters
Treasurer and Principal Accounting and Financial Officer of the Portfolio Trust


ALAN S. PARSOW*
--------------------------
Alan S. Parsow
Trustee of the Portfolio Trust

LARRY M. ROBBINS*
--------------------------
Larry M. Robbins
Trustee of the Portfolio Trust

MICHAEL SEELY*
--------------------------
Michael Seely
Trustee of the Portfolio Trust

FREDERICK C. CHEN*
--------------------------
Frederick C. Chen
Trustee of the Portfolio Trust


*By  /S/  DAVID  J.  HARRIS
     --------------------------
     David  J.  Harris
     as  attorney-in-fact  pursuant  to a power of  attorney  filed as
     Exhibit 19 to post-effective amendment No. 40.

                                  EXHIBIT LIST

Exhibit No.                             Exhibit Name